                   AMENDED N-CSR FOR PERIOD ENDING 06/30/07


                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549




                                 FORM N-CSR/A


             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES



                  INVESTMENT COMPANY ACT FILE NUMBER 811-1800
                          U.S. GLOBAL INVESTORS FUNDS


                              7900 CALLAGHAN ROAD
                             SAN ANTONIO, TX 78229
              (Address of principal executive offices) (Zip code)


                             SUSAN B. MCGEE, ESQ.
                              7900 CALLAGHAN ROAD
                             SAN ANTONIO, TX 78229
                    (Name and address of agent for service)


       Registrant's telephone number, including area code: 210-308-1234


                       Date of fiscal year end: JUNE 30


                    Date of reporting period: JUNE 30, 2007

ITEM 1. REPORTS TO STOCKHOLDERS.

U.S. GLOBAL INVESTORS FUNDS


 ANNUAL REPORT

JUNE 30, 2007


 TABLE OF CONTENTS

LETTER TO SHAREHOLDERS                                             1

MANAGEMENT TEAMS' PERSPECTIVES                                     8

EXPENSE EXAMPLE                                                   46

PORTFOLIOS OF INVESTMENTS                                         48

NOTES TO PORTFOLIOS OF INVESTMENTS                               100

STATEMENTS OF ASSETS AND LIABILITIES                             104

STATEMENTS OF OPERATIONS                                         108

STATEMENTS OF CHANGES IN NET ASSETS                              112

NOTES TO FINANCIAL STATEMENTS                                    118

FINANCIAL HIGHLIGHTS                                             129

REPORT OF INDEPENDENT REGISTERED
  PUBLIC ACCOUNTING FIRM                                         138

TRUSTEES AND OFFICERS                                            139

ADDITIONAL INFORMATION                                           142

 NASDAQ SYMBOLS

U.S. TREASURY SECURITIES CASH FUND                             USTXX

U.S. GOVERNMENT SECURITIES SAVINGS FUND                        UGSXX

NEAR-TERM TAX FREE FUND                                        NEARX

TAX FREE FUND                                                  USUTX

ALL AMERICAN EQUITY FUND                                       GBTFX

CHINA REGION OPPORTUNITY FUND                                  USCOX

GLOBAL RESOURCES FUND                                          PSPFX

WORLD PRECIOUS MINERALS FUND                                   UNWPX

GOLD SHARES FUND                                               USERX



[USGI Logo]

P.O. Box 781234
San Antonio, Texas 78278-1234
Tel 1.800.US.FUNDS
Fax 210.308.1217
www.usfunds.com

 U.S. GLOBAL INVESTORS FUNDS

DEAR SHAREHOLDERS

The U.S. Global Investors Funds recently concluded
another year of strong performance as the secular          [PHOTO]
bull market for commodities and emerging markets continued as a dominant investment theme.

The enduring strength of these sectors make clear to us and many other investors that a number of the old ways of thinking about commodity cycles and global growth are outdated. There have been fundamental changes to the demand drivers as populous emerging nations like China, India and others build out their infrastructure and modernize their economies.

As 2006 turned into 2007, many prominent analysts and pundits were talking down these dynamic emerging markets. The conventional thinking was that the bullish growth rates of recent years had run their course and that slowdowns overseas would be a headwind for natural resources as well. Investors following the herd got skittish and adopted defensive stances.

We were not part of that herd, and early in the year we did a series of webcasts to point out the many opportunities in resources and emerging markets. And rather than flatten or decline, as many experts predicted, GDP and industrial production growth rates in China and India accelerated in the first half of calendar 2007. The enduring strength of energy and commodity prices prompted Russia's government to raise economic growth forecasts through 2010.

Closer to home, we also spoke about other important market factors. One such factor overlooked by many was that we were entering the third year of the four-year presidential election cycle. Historically this is the best year of the cycle, and from January through June the total return for the S&P 500 was about 6.9 percent.

In past years commodity prices have tended to head upward from July to September before experiencing a downtrend from October to December. This time around, however, our key sectors struggled in the first three months of the fiscal year before regaining their footing in the final months of 2006. Commodity markets also saw little effect from the so-called "January Effect," an early-year phenomenon that has often been a time of rising prices.

In 2006 we saw one of the most dramatic corrections in commodities and emerging markets beginning in mid-May and continuing through late June. But conditions were very different during that same time period in 2007--our funds experienced some of their largest gains during May and June, making the final quarter the strongest of the fiscal year.

 U.S. GLOBAL INVESTORS FUNDS


Past performance does not guarantee future results, but we believe our investment models and processes provide us with a disciplined way to understand and manage market risks.

Our team-based approach creates a free flow of ideas among our investment professionals, who use both qualitative and quantitative analysis to identify and pursue the most promising themes in an ever-shifting marketplace. A disciplined approach is important regardless of what the markets are doing. Research has shown that strict investment processes help manage emotional biases, such as fear and anxiety, and lead to more rational and consistent decisions over the long term.

Let me talk a bit about each of the Investors funds. All time-period rankings are provided by Lipper.

The China Region Opportunity Fund (USCOX) was our top-performing fund for the year ended June 30, 2007, by posting a total return of
46.3 percent. The fund's consistent record has elevated its five-year annualized total return to 25.2 percent. The China Region Opportunity Fund ranked 49 of 52, 19 of 22, and 8 of 11 China region funds in total return for the one-, five- and ten-year periods ended June 30, 2007.

The dramatic economic expansion under way in China is showing no sign of slowdown. Its GDP grew at a rate of 11 to 12 percent in the first half of 2007, a pace that is expected to be maintained for the rest of the year, and more double-digit growth is forecast for 2008. China's determination to build for the future - ports, airports, power plants, highways and more - is the single biggest driver for global demand growth in commodities.

The All American Equity Fund (GBTFX) experienced one of its strongest annual performances in recent years. Taking advantage of growth among the large-cap sector after a long period of lackluster results, the fund earned a total return of 19.6 percent for the year ended June 30, 2007. The All American Equity Fund ranked 367 of 806, 231 of 556, and 225 of 260 large-cap core funds in total return for the one-, five-, and ten-year periods ended June 30, 2007.

 U.S. GLOBAL INVESTORS FUNDS


             [Growth of $10,000 from 7/01/2004 to 6/30/2007 Graph]

* The chart illustrates the performance of a hypothetical $10,000 investment made in the fund during the depicted time frame. Figures include reinvestment of capital gains and dividends, but the performance does not include the effect of any fees described in the fund's prospectus (e.g. short-term trading fees) which, if applicable, would lower your total returns.

TOTAL ANNUALIZED RETURNS AS OF 6/30/07
FUND/TICKER                          ONE-YEAR     THREE-YEAR     FIVE-YEAR     TEN-YEAR       GROSS      CAPPED
                                                                                             EXPENSE     EXPENSE
                                                                                              RATIO       RATIO
China Region Opportunity Fund         46.34%        31.67%         25.20%        4.90%        2.51%        n/a
(USCOX)

All American Equity Fund              19.59%        14.39%          9.72%        4.09%        2.31%       1.75%
(GBTFX)

S&P 500 Index                         20.59%        11.69%         10.70%        7.13%         na           na

Gross expense ratio as stated in the most recent prospectus. The Adviser for the All American Equity Fund has contractually limited total fund operating expenses (as a percentage of net assets) to not exceed 1.75% through November 1, 2007, or until such later date as the Adviser determines. Performance data quoted above is historical. Past performance is no guarantee of future results. Results reflect the reinvestment of dividends and other earnings. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance does not include the effect of any fees described in the fund's prospectus (e.g. short-term trading fees) which, if applicable, would lower your total returns. Obtain performance data current to the most recent month-end at www.usfunds.com or 1-800-US-FUNDS, option 5. High double-digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

The Global Resources Fund (PSPFX) continued its solid performance as energy and metals prices remained strong. The fund posted a total return of 20.9 percent for the year ended June 30, 2007. The fund's consistent return over the five-year period ended December 31, 2006, earned it the 2007 Lipper Fund Award for Best Natural Resource Fund for the same period. The fund ranked first among 72 funds in its category. It was the third straight year that the Global Resources Fund has brought home a Lipper Fund Award. As of June 30, 2007, the fund ranked 73 of 132, 1 of 75 and 14 of 38 in total return among natural resources funds for the one-, five-, and ten-year periods ended June 30, 2007.

 U.S. GLOBAL INVESTORS FUNDS


The World Precious Minerals Fund (UNWPX) won its second consecutive Lipper Fund Award in 2007 as the Best Gold-Oriented Fund for the three years ended December 31, 2006. It ranked first among 49 funds in consistent return during that period. The fund continued its run of double-digit gains by posting a one-year total return of 11.5 percent for the period ended June 30, 2007. The World Precious Minerals Fund ranked 20 of 53, 2 of 41 and 15 of 24 for the one-, five- and ten-year periods ended June 30, 2007.

             [Growth of $10,000 from 7/01/2004 to 6/30/2007 Graph]

* The chart illustrates the performance of a hypothetical $10,000 investment made in the fund during the depicted time frame. Figures include reinvestment of capital gains and dividends, but the performance does not include the effect of any fees described in the fund's prospectus (e.g. short-term trading fees) which, if applicable, would lower your total returns.

TOTAL ANNUALIZED RETURNS AS OF 6/30/07
FUND/TICKER                          ONE-YEAR     THREE-YEAR     FIVE-YEAR     TEN-YEAR       GROSS
                                                                                             EXPENSE
                                                                                              RATIO
Global Resources Fund (PSPFX)         20.94%        42.36%         38.44%       15.46%        1.03%

World Precious Minerals Fund (UNWPX)  11.48%        36.59%         30.93%        9.86%        1.23%

Gold Shares Fund (USERX)              -3.17%        29.63%         23.69%        5.21%        1.66%

S&P 500 Index                         20.59%        11.69%         10.70%        7.13%         na

Gross expense ratio as stated in the most recent prospectus. Performance data quoted above is historical. Past performance is no guarantee of future results. Results reflect the reinvestment of dividends and other earnings. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance does not include the effect of any fees described in the fund's prospectus (e.g. short-term trading fees) which, if applicable, would lower your total returns. Obtain performance data current to the most recent month-end at www.usfunds.com or 1-800-US-FUNDS, option 5. High double-digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

The Gold Shares Fund (USERX) suffered from lagging performance by senior gold producers, whose profits have been crimped by rising production costs, to finish the fiscal year down 3.2 percent. The fund has a stronger record over longer time periods - it has an annualized total return of 23.7 percent for the five years ended June 30, 2007. The Gold Shares

 U.S. GLOBAL INVESTORS FUNDS


Fund ranks 51 of 53, 21 of 41 and 21 of 24 for the one-, five- and ten-year periods ended June 30, 2007.

And finally, our municipal bond funds -- the Tax Free Fund (USUTX) and Near-Term Tax Free Fund (NEARX) -- generally fared well against their peers for the year. The federal funds rate was kept at 5.25 percent throughout the fiscal year, suggesting that the Federal Reserve was content with the balance between inflation and economic growth. In our money market funds, the U.S. Government Securities Savings Fund (UGSXX) seeks to create current income with the highest level of safety and liquidity, while the U.S. Treasury Securities Cash Fund (USTXX) provides an excellent alternative to a checking account.

TOTAL ANNUALIZED RETURNS AS OF 6/30/07
FUND/TICKER                          ONE-YEAR     THREE-YEAR     FIVE-YEAR     TEN-YEAR       GROSS      CAPPED
                                                                                             EXPENSE     EXPENSE
                                                                                              RATIO       RATIO
Near-Term Tax Free Fund                3.51%         2.33%          2.61%        3.68%        1.61%       0.45%
(NEARX)

Tax Free Fund (USUTX)                  4.15%         3.73%          3.44%        4.36%        1.77%       0.70%

U.S. Government Securities             4.86%         3.41%          2.38%        3.52%        0.65%       0.45%
Savings Fund - UGSXX

U.S. Treasury Securities Cash          4.36%         2.85%          1.83%        2.82%        1.08%       1.00%
Fund - USTXX

Gross expense ratio as stated in the most recent prospectus. The Adviser for the Tax Free Fund has contractually limited total fund operating expenses (as a percentage of net assets) to not exceed 0.70% through November 1, 2007, or until such later date as the Adviser determines. The Adviser for the Near-Term Tax Free Fund has contractually limited total fund operating expenses to not exceed 0.45% through November 1, 2007, or until such later date as the Adviser determines. The Adviser for the U.S. Government Securities Savings Fund has contractually limited total fund operating expenses (as a percentage of net assets) to not exceed 0.45% through November 1, 2007, or until such later date as the Adviser determines. The Adviser has contractually limited total fund operating expenses of the U.S. Treasury Securities Cash Fund to not exceed 1.00% on an annualized basis from April 1, 2007 through November 1, 2007 and until such later date as the Adviser determines. Performance data quoted above is historical. Past performance is no guarantee of future results. Results reflect the reinvestment of dividends and other earnings. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance does not include the effect of any fees described in the fund's prospectus (e.g. short-term trading fees) which, if applicable, would lower your total returns. Obtain performance data current to the most recent month-end at www.usfunds.com or 1-800-US-FUNDS, option 5.

We firmly believe that the secular bull market in emerging markets and resources remains intact, though both of those sectors are subject to bouts of short-term volatility. At U.S. Global, we consistently advise investors to be mindful of the inherent volatility of these markets as a way to manage their expectations and make their best decisions.

And as always, we urge investors to not chase performance. We frequently suggest that investors consider a portfolio allocation model similar to the one recommended by Roger Gibson in his best-selling book "Asset Allocation: Balancing Financial Risk." Gibson's model calls for allocating 25 percent of assets in each of four categories: domestic stocks, international stocks, fixed income securities and hard assets. And when it comes to gold, we recommend that investors limit their exposure to no more than 10 percent of their portfolio.

 U.S. GLOBAL INVESTORS FUNDS


We are passionate about managing your money and, as active money managers, we strive to beat major indices. However, no system can win in every quarter, and for us winning means beating a comparable index by capturing opportunities and managing risks. We also work hard to offer insights in our weekly Investor Alert regarding the key factors affecting your funds. To do that, we analyze the strengths and weaknesses for the past week and look ahead to potential opportunities and threats in the coming week. We also publish research papers and do topical webcasts that are available at www.usfunds.com.

Thank you for your confidence in the fiscal year just past, and we look forward to working with you in years to come.

Sincerely,

/s/ Frank Holmes

Frank E. Holmes
CEO and Chief Investment Officer
U.S. Global Investors, Inc.

Please consider carefully the fund's investment objectives, risks, charges and expenses. For this and other important information, obtain a fund prospectus by visiting www.usfunds.com or by calling 1-800-US-FUNDS (1-800-873-8637). Read it carefully before investing. Distributed by U.S. Global Brokerage, Inc.

An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

All opinions expressed and data provided are subject to change without notice. Some of these opinions may not be appropriate to every investor.

Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. Gold funds may be susceptible to adverse economic, political or regulatory developments due to concentrating in a single theme. The price of gold is subject to substantial price fluctuations over short periods of time and may be affected by unpredicted international monetary and political policies. We suggest investing no more than 5% to 10% of your portfolio in gold or gold stocks. Tax-exempt income is federal income tax free. A portion of this income may be subject to state and local income taxes, and if applicable, may subject certain investors to the Alternative Minimum Tax as well. Bond funds are subject to interest-rate risk; their value declines as interest rates rise. Diversification does not protect an investor from market risks and does not assure a profit. The S&P 500

 U.S. GLOBAL INVESTORS FUNDS


Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies.

The Lipper Fund Award selection process began with Lipper calculating a Consistent Return score for each fund for the three-year time period as of December 31, 2006. Consistent Return is a quantitative metric that incorporates two characteristics: risk-adjusted return, and the strength of the fund's performance trend. The top-scoring Consistent Return fund within each classification received the awards. (Certificates are also awarded to the top funds over the 5-year and 10-year periods). Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data contained herein, the accuracy is not guaranteed by Lipper. Users acknowledge that they have not relied upon any warranty, condition, guarantee, or representation made by Lipper. Any use of the data for analyzing, managing, or trading financial instruments is at the user's own risk. This is not an offer to buy or sell securities.

 MONEY MARKET FUNDS


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The U.S. Treasury Securities Cash Fund seeks to obtain a high level of current income while maintaining the highest degree of safety of principal and liquidity. The U.S. Government Securities Savings Fund seeks to achieve a consistently high yield with safety of principal.

PERFORMANCE

 U.S. TREASURY SECURITIES CASH FUND              As of June 30, 2007

   7-Day Yield                                              3.97%
   ---------------------------------------------------------------
   7-Day Effective Yield                                    4.05%
   ---------------------------------------------------------------
   Weighted Average Days to Maturity                          34

 U.S. GOVERNMENT SECURITIES SAVINGS FUND         As of June 30, 2007

   7-Day Yield                                              4.75%
   ---------------------------------------------------------------
   7-Day Effective Yield                                    4.86%
   ---------------------------------------------------------------
   Weighted Average Days to Maturity                          25

An investment in either the U.S. Government Securities Savings Fund or the U.S. Treasury Securities Cash Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the funds seek to preserve the value of your investments at $1.00 per share, it is possible to lose money by investing in the funds.

The Adviser has contractually limited total fund operating expenses of the U.S. Treasury Securities Cash Fund to not exceed 1.00% (as a percentage of net assets) on an annualized basis from April 1, 2007, through November 1, 2007, or until such later date as the Adviser determines. The Adviser has contractually limited total fund operating expenses of the U.S. Government Securities Savings Fund to not exceed 0.45% through November 1, 2007, or until such later date as the Adviser determines.

PERFORMANCE COMMENTARY

The U.S. Government Securities Savings Fund outperformed the Lipper government-only money market funds for the 12 months ending June 30, 2007, returning 4.86 percent versus 4.59 percent for the peer group. The U.S. Treasury Securities Cash Fund underperformed the Lipper treasury money market funds for the six months ending June 30, 2007, returning 4.36 percent versus 4.46 percent for the peer group. The U.S. Treasury Securities Cash Fund is recognized as an excellent alternative to a bank checking account. It offers free unlimited check writing, a check card

 MONEY MARKET FUNDS


option and timely statements rivaling a full service commercial bank checking account.

THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE
FUNDS

Economic growth was lackluster over the past year with the latest year-over-year real GDP figures falling to just 1.9 percent. Judging from the negative news that permeated the airwaves, one would have thought the U.S. economy was in dire straits. High gasoline prices, subprime mortgage troubles, falling house prices, the war on terrorism and Iranian nuclear ambitions all seemed to put a pall on the average investor's view of the world. The reality appeared to be different, with robust worldwide economic growth, especially from China, Russia and many other developing markets. This global trend spurred growth in Europe, Japan and even the U.S. The U.S. economy slowed over the past year but unemployment was relatively stable (around 4.5 percent), corporate profitability remained strong and the manufacturing sector showed renewed signs of life. Housing was a drag on the economy and will likely continue to be so in the second half of 2007, but this did not pull the economy into a recession and it appears unlikely to do so. The inflation situation improved over the past year, with the Consumer Price Index (CPI) falling from 4.3 percent to 2.7 percent, and the majority of inflation indicators following a similar course. Over the past 12 months the Federal Reserve remained on the sidelines, leaving the federal funds rate at
5.25 percent. The Fed finished its tightening cycle in June 2006 and many market participants believed the next move would be down. Short-term bond yields generally moved lower during the past year as expectations for additional interest rate increases gave way to prospects of a rate cut. Yields on the three-month T-bill fell 21 basis points to 4.72 percent, while yields on the six-month T-bills dropped 31 basis points to 4.85 percent. One-year agency discount note yields moved lower by 32 basis points to 5.24 percent.

INVESTMENT HIGHLIGHTS

For much of the period, the U.S. Government Securities Savings Fund took a laddered approach by buying fixed-rate securities across the money market spectrum. The fund averaged a weighted average maturity of 38 days. The fund took advantage of higher yields by selectively extending its ladder, but believed the markets expectations of Fed rate cuts was too aggressive, which caused the fund to reduce its average maturity during the fiscal year to 25 days at year-end. The fund benefited from relatively high overnight and very short term investments. The U.S. Treasury Securities Cash Fund followed a similar approach, averaging a weighted average maturity of 33 days over the period. The fund took advantage of relatively high repo rates, which kept the weighted average maturity lower than the U.S. Government Securities Savings Fund for most of the period.

 MONEY MARKET FUNDS


CURRENT OUTLOOK

Over much of the past 15 years, the U.S. economy was the engine of growth for the world economy, but over the past year the world supported U.S. growth. This trend is likely to continue, with strong global growth fueling a worldwide economic expansion in which the U.S. would be a beneficiary. With reasonably good growth here and abroad, inflation concerns cannot be dismissed. The inflation trend was positive over the past year but rising commodity prices and a falling dollar will likely force the Fed to err on the side on caution and maintain the status quo during the second half of 2007.

 TAX FREE FUNDS


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The U.S. Global Investors Tax Free and Near-Term Tax Free Funds seek to provide a high level of current income exempt from federal income taxation and to preserve capital. However, a portion of any distribution may be subject to federal and/or state income taxes. The Near-Term Tax Free Fund will maintain a weighted average maturity of less than five years, while the Tax Free Fund will generally maintain a longer weighted average maturity.

PERFORMANCE GRAPHS

 NEAR-TERM TAX FREE FUND

                  [Near-Term Tax Free Fund Graph]

                                              Lehman 3-Year
                            Near-Term          Municipal
            Date          Tax Free Fund        Bond Index

          06/30/97         $ 10,000.00        $ 10,000.00
          07/31/97           10,166.83          10,118.67
          08/29/97           10,114.22          10,098.89
          09/30/97           10,209.22          10,170.98
          10/31/97           10,253.53          10,216.28
          11/28/97           10,286.38          10,245.63
          12/31/97           10,394.00          10,315.17
          01/30/98           10,477.70          10,383.44
          02/27/98           10,472.81          10,405.13
          03/31/98           10,468.89          10,421.72
          04/30/98           10,455.13          10,407.68
          05/29/98           10,568.56          10,504.02
          06/30/98           10,602.21          10,539.11
          07/31/98           10,634.09          10,577.39
          08/31/98           10,754.14          10,680.11
          09/30/98           10,858.57          10,747.74
          10/30/98           10,853.54          10,800.05
          11/30/98           10,869.69          10,826.21
          12/31/98           10,875.77          10,852.37
          01/29/99           10,971.31          10,950.62
          02/26/99           10,944.80          10,962.74
          03/31/99           10,954.01          10,972.31
          04/30/99           10,988.91          11,006.12
          05/28/99           10,958.02          10,990.17
          06/30/99           10,851.64          10,924.46
          07/30/99           10,903.46          10,978.69
          08/31/99           10,870.17          10,992.09
          09/30/99           10,900.45          11,033.56
          10/29/99           10,880.55          11,034.83
          11/30/99           10,941.47          11,083.32
          12/31/99           10,919.33          11,065.46
          01/31/00           10,905.58          11,085.24
          02/29/00           10,941.68          11,120.33
          03/31/00           11,033.31          11,177.75
          04/28/00           11,004.44          11,179.02
          05/31/00           10,992.64          11,190.51
          06/30/00           11,139.07          11,332.14
          07/31/00           11,241.71          11,423.98
          08/31/00           11,340.36          11,510.29
          09/29/00           11,334.91          11,513.61
          10/31/00           11,408.08          11,578.90
          11/30/00           11,458.49          11,625.37
          12/31/00           11,627.84          11,754.84
          01/31/01           11,749.19          11,933.26
          02/28/01           11,774.66          11,979.93
          03/30/01           11,851.30          12,064.14
          04/30/01           11,801.13          12,046.51
          05/31/01           11,897.33          12,156.25
          06/30/01           11,942.23          12,210.38
          07/31/01           12,049.16          12,310.48
          08/31/01           12,177.89          12,436.87
          09/30/01           12,211.88          12,500.33
          10/31/01           12,298.21          12,581.63
          11/30/01           12,218.43          12,541.45
          12/31/01           12,164.71          12,529.48
          01/31/02           12,327.52          12,688.60
          02/28/02           12,431.01          12,783.77
          03/31/02           12,243.05          12,593.29
          04/30/02           12,458.28          12,778.41
          05/31/02           12,517.50          12,852.53
          06/30/02           12,616.47          12,963.06
          07/31/02           12,722.68          13,064.17
          08/31/02           12,838.56          13,147.78
          09/30/02           13,008.72          13,251.65
          10/31/02           12,888.75          13,178.76
          11/30/02           12,856.91          13,182.72
          12/31/02           13,040.07          13,372.55
          01/31/03           13,060.21          13,415.34
          02/28/03           13,180.12          13,501.20
          03/31/03           13,177.74          13,485.00
          04/30/03           13,230.22          13,521.41
          05/31/03           13,414.27          13,625.52
          06/30/03           13,369.95          13,603.72
          07/31/03           13,109.52          13,481.29
          08/31/03           13,199.72          13,550.04
          09/30/03           13,449.25          13,753.29
          10/31/03           13,385.20          13,688.65
          11/30/03           13,425.18          13,702.34
          12/31/03           13,471.30          13,731.12
          01/31/04           13,524.85          13,779.18
          02/29/04           13,649.24          13,896.30
          03/31/04           13,610.14          13,858.78
          04/30/04           13,431.28          13,718.81
          05/31/04           13,374.81          13,665.30
          06/30/04           13,396.96          13,689.90
          07/31/04           13,489.48          13,789.84
          08/31/04           13,631.67          13,934.63
          09/30/04           13,661.41          13,949.96
          10/31/04           13,692.46          13,989.02
          11/30/04           13,636.44          13,921.87
          12/31/04           13,707.56          13,976.16
          01/31/05           13,726.32          13,958.00
          02/28/05           13,694.98          13,916.12
          03/31/05           13,600.75          13,870.20
          04/30/05           13,695.20          13,940.94
          05/31/05           13,733.06          13,966.03
          06/30/05           13,764.71          14,037.26
          07/31/05           13,732.99          14,004.97
          08/31/05           13,771.14          14,051.19
          09/30/05           13,803.02          14,058.21
          10/31/05           13,771.06          14,037.13
          11/30/05           13,809.50          14,049.76
          12/31/05           13,841.61          14,098.93
          01/31/06           13,815.86          14,129.95
          02/28/06           13,854.59          14,141.26
          03/31/06           13,828.70          14,115.80
          04/30/06           13,854.67          14,139.80
          05/31/06           13,900.20          14,189.29
          06/30/06           13,867.57          14,163.75
          07/31/06           13,972.23          14,260.06
          08/31/06           14,077.19          14,372.71
          09/30/06           14,182.44          14,438.83
          10/31/06           14,228.61          14,482.15
          11/30/06           14,268.32          14,532.83
          12/31/06           14,241.77          14,529.93
          01/31/07           14,215.15          14,529.93
          02/28/07           14,388.67          14,628.73
          03/31/07           14,368.59          14,671.15
          04/30/07           14,408.88          14,700.50
          05/31/07           14,381.95          14,699.03
          06/30/07           14,354.94          14,710.78


 AVERAGE ANNUAL PERFORMANCE                        For the Years Ended
                                                         June 30, 2007
                                           One Year  Five Year  Ten Year
  Near-Term Tax Free Fund                   3.51%      2.61%     3.68%
  ----------------------------------------------------------------------
  Lehman 3-Year Municipal Bond Index        3.85%      2.56%     3.93%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  The Lehman Brothers 3-Year Municipal Bond Index is a total return benchmark designed for municipal assets. The index includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least 50 million, have an amount outstanding of at least 5 million and have a maturity of two to four years. The returns for the index reflects no deduction for fees, expenses or taxes.

  The Adviser has agreed to limit the fund's total operating expenses to 0.45% through November 1, 2007, or until such later date as the Adviser determines.

 TAX FREE FUNDS


                       [Tax Free Fund Graph]

                                            Lehman 10-Year
                                              Municipal
         Date           Tax Free Fund         Bond Index

       06/30/97         $ 10,000.00          $ 10,000.00
       07/31/97           10,248.12            10,280.93
       08/29/97           10,161.15            10,181.25
       09/30/97           10,272.17            10,310.33
       10/31/97           10,320.70            10,364.95
       11/28/97           10,381.33            10,412.95
       12/31/97           10,539.06            10,577.30
       01/30/98           10,631.20            10,694.62
       02/27/98           10,617.39            10,693.89
       03/31/98           10,606.99            10,686.54
       04/30/98           10,562.57            10,627.76
       05/29/98           10,733.96            10,808.51
       06/30/98           10,770.81            10,848.19
       07/31/98           10,805.22            10,865.58
       08/31/98           10,975.40            11,054.42
       09/30/98           11,105.40            11,218.77
       10/30/98           11,067.85            11,223.67
       11/30/98           11,118.97            11,257.23
       12/31/98           11,130.69            11,292.25
       01/29/99           11,261.11            11,465.17
       02/26/99           11,186.59            11,362.30
       03/31/99           11,205.71            11,356.42
       04/30/99           11,236.87            11,386.79
       05/28/99           11,137.63            11,306.95
       06/30/99           10,920.05            11,096.80
       07/30/99           10,942.24            11,171.26
       08/31/99           10,801.96            11,130.11
       09/30/99           10,798.24            11,167.58
       10/29/99           10,624.06            11,088.71
       11/30/99           10,753.78            11,209.95
       12/31/99           10,637.67            11,151.66
       01/31/00           10,530.14            11,106.10
       02/29/00           10,678.25            11,193.30
       03/31/00           10,962.25            11,411.04
       04/28/00           10,876.52            11,353.73
       05/31/00           10,786.60            11,286.37
       06/30/00           11,091.47            11,593.02
       07/31/00           11,250.33            11,753.85
       08/31/00           11,423.50            11,935.62
       09/29/00           11,338.04            11,880.98
       10/31/00           11,483.94            12,002.53
       11/30/00           11,577.00            12,067.21
       12/31/00           11,887.03            12,351.58
       01/31/01           11,995.73            12,511.03
       02/28/01           12,015.78            12,532.02
       03/30/01           12,121.26            12,638.87
       04/30/01           11,963.96            12,482.29
       05/31/01           12,087.43            12,618.16
       06/30/01           12,179.88            12,693.20
       07/31/01           12,355.18            12,868.12
       08/31/01           12,562.80            13,086.22
       09/30/01           12,507.36            13,069.08
       10/31/01           12,656.64            13,230.39
       11/30/01           12,501.66            13,059.14
       12/31/01           12,339.93            12,922.22
       01/31/02           12,562.05            13,166.45
       02/28/02           12,725.36            13,354.73
       03/31/02           12,444.13            13,079.62
       04/30/02           12,722.88            13,383.07
       05/31/02           12,787.76            13,445.97
       06/30/02           12,932.73            13,612.70
       07/31/02           13,086.70            13,793.75
       08/31/02           13,222.04            13,973.07
       09/30/02           13,489.26            14,307.03
       10/31/02           13,267.30            14,046.64
       11/30/02           13,188.75            13,931.46
       12/31/02           13,451.01            14,236.56
       01/31/03           13,407.69            14,161.10
       02/28/03           13,579.08            14,406.09
       03/31/03           13,564.95            14,413.29
       04/30/03           13,654.37            14,519.95
       05/31/03           13,974.68            14,935.22
       06/30/03           13,901.24            14,863.53
       07/31/03           13,358.38            14,239.26
       08/31/03           13,471.91            14,361.72
       09/30/03           13,842.13            14,845.71
       10/31/03           13,759.02            14,732.88
       11/30/03           13,859.04            14,892.00
       12/31/03           13,947.05            15,049.85
       01/31/04           14,029.75            15,113.06
       02/29/04           14,231.46            15,379.05
       03/31/04           14,161.82            15,291.39
       04/30/04           13,827.21            14,869.35
       05/31/04           13,785.41            14,878.27
       06/30/04           13,727.64            14,927.37
       07/31/04           13,852.64            15,131.87
       08/31/04           14,049.72            15,463.26
       09/30/04           14,107.98            15,545.22
       10/31/04           14,204.17            15,669.58
       11/30/04           14,085.90            15,492.51
       12/31/04           14,244.84            15,675.33
       01/31/05           14,344.19            15,808.57
       02/28/05           14,272.36            15,708.97
       03/31/05           14,182.86            15,570.73
       04/30/05           14,376.48            15,872.80
       05/31/05           14,460.70            15,979.15
       06/30/05           14,520.56            16,071.83
       07/31/05           14,467.57            15,935.22
       08/31/05           14,597.48            16,129.63
       09/30/05           14,512.17            15,984.46
       10/31/05           14,440.86            15,862.98
       11/30/05           14,508.83            15,961.33
       12/31/05           14,640.62            16,106.58
       01/31/06           14,677.88            16,158.12
       02/28/06           14,792.46            16,253.45
       03/31/06           14,701.67            16,086.04
       04/30/06           14,704.10            16,057.09
       05/31/06           14,756.53            16,166.28
       06/30/06           14,710.03            16,093.53
       07/31/06           14,874.57            16,307.57
       08/31/06           15,074.21            16,586.43
       09/30/06           15,159.53            16,707.51
       10/31/06           15,238.93            16,807.76
       11/30/06           15,338.53            16,940.54
       12/31/06           15,301.06            16,860.92
       01/31/07           15,257.20            16,785.05
       02/28/07           15,442.10            17,021.71
       03/31/07           15,410.56            16,987.67
       04/30/07           15,447.28            17,042.03
       05/31/07           15,386.30            16,953.41
       06/30/07           15,320.01            16,861.86


 AVERAGE ANNUAL PERFORMANCE                        For the Years Ended
                                                         June 30, 2007
                                           One Year  Five Year  Ten Year
  Tax Free Fund                             4.15%      3.44%     4.36%
  ----------------------------------------------------------------------
  Lehman 10-Year Municipal Bond Index       4.77%      4.37%     5.36%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  The Lehman Brothers 10-Year Municipal Bond Index is a total return benchmark designed for long-term municipal assets. The index includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least 50 million, have an amount outstanding of at least 5 million and have a maturity of 8 to 12 years. The returns for the index reflects no deduction for fees, expenses or taxes.

  The Adviser has agreed to limit the fund's total operating expenses to 0.70% through November 1, 2007, or until such later date as the Adviser determines.

PERFORMANCE COMMENTARY

Over the past 12 months, Near-Term Tax Free Fund posted a 3.51 percent return, while the Tax Free Fund returned 4.15 percent. Near-Term Tax Free underperformed its benchmark, the Lehman 3-year municipal index, which returned 3.85 percent. The Tax Free Fund underperformed its benchmark, the Lehman 10-year municipal index, which returned 4.77 percent. While underperforming their benchmarks, both funds outperformed their respective Lipper peer groups over the past year. The underperformance for the Near-Term Tax Free Fund was primarily driven by fund maturity preferences, as the fund maintained a longer average maturity than the benchmark. This strategy was beneficial during the first

 TAX FREE FUNDS


six months, when longer-term securities generally outperformed, but between January and June 2007 this strategy underperformed the benchmark. The Tax Free Fund maintained a maturity profile that was less risky from a maturity and credit standpoint than the benchmark, but underperformed as a result.

THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE
FUNDS

Municipals rallied strongly during the second half of 2006 as the Federal Reserve had just ended its tightening campaign and expectations began to build for a rate cut. The first half of 2007 was virtually the opposite, with rising yields and a reversal of Fed expectations. The municipal yield curve, while somewhat volatile over the past year, ended little changed from a year ago. Bond yields were primarily driven by changes in the market's expectations for the direction of interest rates. In the municipal market, the best-performing sector was the industrial development sector, which is leveraged to volatile tobacco-backed municipals, which significantly outperformed. The hospital and transportation sectors also posted strong relative performance during this time. The high-yield portion of the municipal market, which is tied to airline-backed municipal bonds, also posted very strong returns. The housing and electric utility sectors were relative underperformers over the past year.

INVESTMENT HIGHLIGHTS

STRENGTHS

* The Near-Term Tax Free Fund maintained very little exposure to the underperforming utility and housing sectors.

* The Tax Free Fund was significantly overweight in the medical/hospital sector, which outperformed during the past year.

* Over the past year, the Tax Free Fund emphasized an income-generation approach to total returns, which fared well in a volatile environment.

WEAKNESSES

* Both funds were underweighted in California and Puerto Rico municipals, which outperformed.

* The lack of exposure to risky airline- and tobacco-backed bonds was detrimental to performance as these two sectors were strong performers over the past year.

 TAX FREE FUNDS


* The funds' conservative credit profile detracted from performance, as lower-rated, non-investment-grade credits outperformed.

CURRENT OUTLOOK

OPPORTUNITIES

* Inflation has been trending lower and may open a window of opportunity for the Fed to lower interest rates by late 2007.

* With the strong outperformance of high-yield-related securities, odds favor a reversal, with higher-quality credits outperforming over the next year.

THREATS

* Central banks are currently embarked on a global tightening campaign to fight inflation. The Fed may be forced to join if inflation begins to reaccelerate.

* A stronger-than-expected global economy could pose a threat, especially to long-dated municipals.

 TAX FREE FUNDS


 NEAR-TERM TAX FREE FUND
 MUNICIPAL BOND RATINGS
 (BASED ON TOTAL MUNICIPAL BONDS)                      June 30, 2007

                            [Pie Chart]


 BBB      1.78%
 BB       1.04%
 AAA     60.16%
 AA      30.30%
 A        6.72%


 TAX FREE FUND
 MUNICIPAL BOND RATINGS
 (BASED ON TOTAL MUNICIPAL BONDS)                      June 30, 2007

                            [Pie Chart]

 BBB      6.73%
 AAA     56.93%
 AA      19.93%
 A       16.41%

 ALL AMERICAN EQUITY FUND


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The principal objective of the All American Equity Fund is to seek capital appreciation by investing primarily in a broadly diversified portfolio of domestic common stocks. The fund invests in large-capitalization stocks, while retaining the flexibility to seek out promising individual stock opportunities. The fund seeks capital appreciation and does not emphasize income.

PERFORMANCE GRAPH

 ALL AMERICAN EQUITY FUND

                  [All American Equity Fund Graph]

                   All American         S&P
        Date       Equity Fund       500 Index

      06/30/97     $ 10,000.00      $ 10,000.00
      07/31/97       10,612.64        10,795.68
      08/29/97       10,067.01        10,190.88
      09/30/97       10,526.80        10,749.00
      10/31/97       10,203.64        10,390.02
      11/28/97       10,606.79        10,871.00
      12/31/97       10,774.77        11,057.69
      01/30/98       10,986.17        11,180.00
      02/27/98       11,672.40        11,986.36
      03/31/98       12,212.93        12,600.16
      04/30/98       12,398.76        12,726.93
      05/29/98       12,219.45        12,508.18
      06/30/98       12,730.98        13,016.25
      07/31/98       12,691.61        12,877.64
      08/31/98       11,028.05        11,015.83
      09/30/98       11,729.24        11,721.51
      10/30/98       12,469.31        12,674.96
      11/30/98       13,248.84        13,443.16
      12/31/98       13,882.27        14,217.83
      01/29/99       14,376.38        14,812.36
      02/26/99       13,943.19        14,352.01
      03/31/99       14,301.58        14,926.21
      04/30/99       14,654.54        15,504.24
      05/28/99       14,413.58        15,138.13
      06/30/99       15,211.81        15,978.25
      07/30/99       14,698.86        15,479.33
      08/31/99       14,508.63        15,402.75
      09/30/99       14,065.66        14,980.50
      10/29/99       14,912.86        15,928.48
      11/30/99       15,130.62        16,252.28
      12/31/99       15,910.46        17,209.48
      01/31/00       15,115.97        16,344.83
      02/29/00       14,791.27        16,035.43
      03/31/00       16,090.77        17,604.16
      04/28/00       15,693.17        17,074.52
      05/31/00       15,243.70        16,724.20
      06/30/00       15,626.09        17,136.51
      07/31/00       15,207.60        16,868.59
      08/31/00       16,217.52        17,916.37
      09/29/00       15,010.46        16,970.51
      10/31/00       14,463.99        16,898.76
      11/30/00       12,843.89        15,566.47
      12/31/00       12,918.01        15,642.66
      01/31/01       13,028.42        16,197.65
      02/28/01       11,442.93        14,720.72
      03/30/01       10,631.19        13,788.15
      04/30/01       11,612.94        14,859.64
      05/31/01       11,546.61        14,959.19
      06/30/01       11,256.95        14,595.11
      07/31/01       11,000.30        14,451.43
      08/31/01       10,172.85        13,546.75
      09/30/01        9,721.95        12,452.81
      10/31/01        9,837.05        12,690.28
      11/30/01       10,430.29        13,663.70
      12/31/01       10,456.85        13,783.40
      01/31/02       10,102.68        13,582.26
      02/28/02        9,854.76        13,320.32
      03/31/02       10,306.33        13,821.29
      04/30/02        9,792.78        12,983.33
      05/31/02       10,478.99        12,887.68
      06/30/02        9,385.49        11,969.69
      07/31/02        8,145.89        11,036.60
      08/31/02        8,296.42        11,109.06
      09/30/02        7,565.94         9,901.74
      10/31/02        7,942.25        10,773.25
      11/30/02        7,973.24        11,407.36
      12/31/02        7,676.62        10,737.20
      01/31/03        7,574.80        10,455.92
      02/28/03        7,450.84        10,299.04
      03/31/03        7,561.52        10,399.03
      04/30/03        8,132.61        11,255.61
      05/31/03        8,495.64        11,848.63
      06/30/03        8,477.93        11,999.79
      07/31/03        8,686.00        12,211.36
      08/31/03        8,982.62        12,449.51
      09/30/03        8,858.66        12,317.30
      10/31/03        9,522.73        13,014.08
      11/30/03        9,863.62        13,128.59
      12/31/03       10,080.54        13,817.12
      01/31/04       10,111.53        14,070.73
      02/29/04       10,244.35        14,266.30
      03/31/04       10,169.09        14,051.08
      04/30/04        9,597.99        13,830.50
      05/31/04        9,717.52        14,020.29
      06/30/04        9,974.29        14,292.92
      07/31/04        9,407.62        13,819.87
      08/31/04        9,385.49        13,875.77
      09/30/04        9,677.68        14,026.05
      10/31/04        9,823.77        14,240.33
      11/30/04       10,417.01        14,816.51
      12/31/04       10,589.66        15,320.70
      01/31/05       10,337.32        14,947.26
      02/28/05       10,713.62        15,261.81
      03/31/05       10,536.54        14,991.55
      04/30/05       10,173.51        14,707.22
      05/31/05       10,585.24        15,175.19
      06/30/05       10,833.15        15,196.73
      07/31/05       11,253.73        15,761.88
      08/31/05       11,227.17        15,618.06
      09/30/05       11,705.30        15,744.56
      10/31/05       11,351.13        15,482.08
      11/30/05       11,833.68        16,067.65
      12/31/05       11,846.88        16,073.25
      01/31/06       12,955.55        16,498.83
      02/28/06       12,444.20        16,543.60
      03/31/06       13,073.20        16,749.52
      04/30/06       13,353.76        16,974.43
      05/31/06       12,548.28        16,485.89
      06/30/06       12,484.93        16,508.23
      07/31/06       12,322.02        16,610.07
      08/31/06       12,398.95        17,005.27
      09/30/06       12,263.20        17,443.50
      10/31/06       12,711.19        18,011.91
      11/30/06       13,371.86        18,354.42
      12/31/06       13,139.06        18,611.89
      01/31/07       13,332.36        18,893.37
      02/28/07       13,311.46        18,523.84
      03/31/07       13,562.23        18,731.03
      04/30/07       14,121.22        19,560.72
      05/31/07       14,748.14        20,243.29
      06/30/07       14,930.99        19,906.99


 AVERAGE ANNUAL PERFORMANCE                        For the Years Ended
                                                         June 30, 2007

                                           One Year  Five Year  Ten Year
  All American Equity Fund                  19.59%     9.72%     4.09%
  ----------------------------------------------------------------------
  S&P 500 Index                             20.59%    10.70%     7.13%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The returns for the index reflects no deduction for fees, expenses or taxes.

  The Adviser has agreed to limit the fund's total operating expenses to 1.75% through November 1, 2007, or until such later date as the Adviser determines.

 ALL AMERICAN EQUITY FUND


YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE
FUND

The federal funds rate remains 5.25 percent, unchanged since June
2006. Economic reports have not been clear whether the U.S. economy is growing or on the verge of a recession.

On the question of decoupling, it has become apparent that the world economies have grown stronger as the U.S. economy has slowed slightly. The emerging markets, in particular, have shown an acceleration in growth over the past 12 months.

Oil prices averaged $64 per barrel over the last 12 months but finished the time period at $71. The price range for oil over the last 12 months has been $50 to $77. Oil prices remain the biggest threat to economic growth in the U.S.

The yield on the 10-year Treasury note actually fell from 5.16 percent at the start of the time period to 5.06 percent 12 months later.

All sectors delivered a positive return during the 12 months, with the cyclical sectors dominating. Materials, energy and technology were all near the top of the list. The market mostly moved upward during the time period, except for a slight correction at the end of February brought about by a sharp sell-off in the Chinese stock market.

INVESTMENT HIGHLIGHTS

OVERVIEW

The fund returned 19.59 percent for the 12-month time period, compared to a 20.59 percent return for the benchmark S&P 500 Index.

The fund was overweight in the materials sector during the time period. At first, most of this was in gold, and gold was the worst-performing industry in the time period. A reallocation into fertilizer stocks provided a positive return to the fund, as this group was the third-best performer over the twelve months. The overweight position in technology contributed to fund performance. Most of this was in computer hardware, which was the sixth-best performer.

The underperformance of the fund during the 12 months can be attributed to the exposure to gold, with much of that underperformance occurring in the first three months of the fiscal year.

 ALL AMERICAN EQUITY FUND


STRENGTHS

* Telecom, materials, energy and technology were the best-performing sectors in the S&P 500. The fund was overweight in all of these sectors during the course of the year, which helped the fund's performance.

* The best-performing industry groups were tires and rubber, diversified metals and mining, and fertilizer and agricultural chemicals. The fund's primary focus among these groups was on fertilizer stocks such as Terra Industries, Inc.(1)

* Stocks in the fund that were significant contributors to the fund's performance included Terra Industries, Inc.,(1) Apple
  Computer, Inc.,(2) WellCare Health Plans, Inc.(3) and Holly
  Corp.(4)

WEAKNESSES

* The worst-performing sectors were financials and consumer staples. Although the fund was underweight in these sectors, the stocks held by the fund in those sectors underperformed, which negatively impacted relative performance.

* The weakest performing industries were gold, agricultural products and homebuilders. The fund had exposure to Goldcorp, Inc.(5) warrants during most of the time period; this security was the worst contributor to fund performance.

* In terms of sector bets, the fund was underweight the best-performing telecom sector and overweight the industrials sector, which was a relative underperformer.

 ALL AMERICAN EQUITY FUND


   SECTOR WEIGHTINGS--ALL AMERICAN EQUITY FUND AND S&P 500 INDEX
                     (AS OF JUNE 30, 2007 IN %)

                       ALL AMERICAN EQUITY    S&P 500      OVER
                              FUND             INDEX     (UNDER)
                            % WEIGHTS        % WEIGHTS   % WEIGHT
SECTORS                -------------------   ---------   --------
Technology                    19.09            15.45       3.64
Industrials                   17.31            11.43       5.88
Consumer                      16.08            19.49      (3.41)
Energy                        12.58            10.79       1.79
Financials                     9.09            20.78     (11.69)
Materials                      9.13             3.12       6.01
Health Care                    8.00            11.67      (3.67)
Telecom                        1.82             3.75      (1.93)
Utilities                      0.00             3.52      (3.52)
Cash Equivalent and
  Other                        6.90              0.0       6.90
                             ------           ------     ------
    TOTAL                    100.00           100.00       0.00
                             ======           ======     ======

Looking at the fund from a macro perspective, the fund generally made the right sector bets by being overweight materials, energy and technology. Because there appeared to be little evidence of a slowdown in the emerging markets, the belief was these sectors would benefit from continued global growth. What hurt the fund was that the primary bet in the materials sector early on was in the gold group, and gold was a significant underperformer during the time period. The fund was underweight the financial sector, as these stocks were neither cheap enough to buy nor was their EPS growth outlook compelling enough. The consumer staples sector was just too expensive to own, given single-digit EPS growth.

With growth around the world stronger than expected, the stock markets are hitting new highs. The fund appears to be properly positioned to benefit from this global growth.

FUND METRICS, FISCAL YEAR ENDED JUNE 30, 2007

----------------------------------------------------------------------------
                                                     P/E TO
                                          RETURN ON  GROWTH      AVERAGE
                       REVENUE  EARNINGS  EQUITY -   RATIO -     MARKET
                       GROWTH    GROWTH      ROE      PEG    CAPITALIZATION
----------------------------------------------------------------------------
All American Equity                                               $32.3
  Fund                   26%      32%       21.6%     1.2x       Billion
----------------------------------------------------------------------------
                                                                 $102.7
S&P 500 Index            11%      14%       18.7%     1.3x       Billion
----------------------------------------------------------------------------

----------------------------------------------------------------------
 ALL AMERICAN EQUITY FUND
----------------------------------------------------------------------


As of June 30, 2007, the average revenue growth in the last 12 months for the stocks in the fund was 26 percent, compared to 11 percent for the stocks in the S&P 500 Index. The high relative growth also applies to earnings of the stocks in the fund, which on average grew 32 percent year-over-year over the last 12 months, as compared to 14 percent for the S&P 500 Index. The fund's holdings also exhibit stronger return on equity, which demonstrates the quality companies that we invest in. Despite these higher growth rates, the price-to-projected-earnings-per-share growth rate (PEG ratio) is lower than that of the S&P 500 Index.

The fund employed a new model that emphasized return on equity in addition to consistent earnings and revenue growth. This should result in a lower level of turnover compared to past years.

CURRENT OUTLOOK

OPPORTUNITIES

* The Presidential Election Cycle finds that historically the third year of a president's term is best for stock markets, and 2007 has stayed true to that long-term trend through June. This cycle could be a positive for the remainder of 2007.

* The global infrastructure build-out taking place should continue to be positive for commodities such as steel, copper, aluminum as well as energy commodities.

THREATS

* Stocks are not cheap on a historical basis and with peak profitability behind us, further multiple expansion may be hard to achieve.

* Rising energy and food prices could crimp consumer spending and slow economic growth in the U.S.

* Trade could become an issue due to record trade deficits and a more confrontational Congress.

(1)This security comprised 2.71% of the total net assets of the fund as of June 30, 2007.

(2)This security comprised 3.12% of the total net assets of the fund as of June 30, 2007.

(3)This security comprised 0.77% of the total net assets of the fund as of June 30, 2007.

(4)This security comprised 3.16% of the total net assets of the fund as of June 30, 2007.

(5)The fund did not hold this security as of June 30, 2007. However, options of this issuer comprised 0.83% of the total net assets of the fund as of June 30, 2007.

 ALL AMERICAN EQUITY FUND


 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS      June 30, 2007

   HOLLY CORP.                                              3.14%
     OIL & GAS REFINING & MARKETING
   ---------------------------------------------------------------
   APPLE COMPUTER, INC.                                     3.10%
     COMPUTERS
   ---------------------------------------------------------------
   MASTERCARD, INC.                                         2.81%
     FINANCIAL SERVICES
   ---------------------------------------------------------------
   TERRA INDUSTRIES, INC.                                   2.69%
     CHEMICALS & ALLIED PRODUCTS
   ---------------------------------------------------------------
   MORGAN STANLEY                                           2.13%
     FINANCIAL SERVICES
   ---------------------------------------------------------------
   CATERPILLAR, INC.                                        1.99%
     MACHINERY
   ---------------------------------------------------------------
   GENERAL CABLE CORP.                                      1.92%
     WIRE & CABLE PRODUCTS
   ---------------------------------------------------------------
   CORRECTIONS CORPORATION OF AMERICA                       1.87%
     PRIVATE CORRECTIONS
   ---------------------------------------------------------------
   CROCS, INC.                                              1.82%
     APPAREL
   ---------------------------------------------------------------
   CISCO SYSTEMS, INC.                                      1.77%
     NETWORKING PRODUCTS
   ---------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                  23.24%



 PORTFOLIO PROFILE                                      June 30, 2007

   Country Distribution*                         % of Investments
   ---------------------------------------------------------------
     United States                                         89.05%
   ---------------------------------------------------------------
     Canada                                                 5.96%
   ---------------------------------------------------------------
     Other Foreign                                          4.99%
   ---------------------------------------------------------------
   * Country distribution shown is based on domicile and the locale of company operations may be different.

 CHINA REGION OPPORTUNITY FUND


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The China Region Opportunity Fund seeks capital appreciation by focusing on the economic growth in the greater China region, including China, Hong Kong, Singapore, Korea, Taiwan and other East Asian countries. The fund emphasizes a long-term growth approach over current income.

PERFORMANCE GRAPH

 CHINA REGION OPPORTUNITY FUND

                 [China Region Opportunity Fund Graph]

                                       Morgan Stanley
                     China Region     Capital Far East
                      Opportunity         Free ex
     Date                Fund           Japan Index*

    06/30/97         $ 10,000.00        $ 10,000.00
    07/31/97           10,744.19          10,029.80
    08/29/97           10,872.09           8,168.80
    09/30/97           10,255.81           8,095.86
    10/31/97            7,790.70           6,107.32
    11/28/97            7,034.88           5,709.18
    12/31/97            6,798.84           5,441.26
    01/30/98            5,310.13           4,971.84
    02/27/98            6,787.12           6,102.60
    03/31/98            6,787.12           5,942.41
    04/30/98            6,236.17           5,319.29
    05/29/98            5,532.85           4,481.05
    06/30/98            4,794.35           3,980.49
    07/31/98            4,055.86           3,859.91
    08/31/98            3,340.81           3,252.58
    09/30/98            4,055.86           3,594.86
    10/30/98            4,606.80           4,569.01
    11/30/98            4,747.46           4,976.87
    12/31/98            4,536.47           5,039.28
    01/29/99            3,969.41           4,867.34
    02/26/99            3,945.78           4,772.77
    03/31/99            4,371.07           5,292.07
    04/30/99            5,280.73           6,507.38
    05/28/99            5,150.78           6,206.10
    06/30/99            6,592.05           7,271.92
    07/30/99            6,261.27           6,980.69
    08/31/99            6,296.71           7,087.65
    09/30/99            5,965.92           6,514.02
    10/29/99            5,906.86           6,820.65
    11/30/99            6,544.80           7,494.86
    12/31/99            7,064.60           8,032.65
    01/31/00            7,100.04           7,849.64
    02/29/00            7,572.59           7,428.03
    03/31/00            7,867.93           7,760.98
    04/28/00            7,064.60           7,119.93
    05/31/00            6,686.56           6,532.05
    06/30/00            7,218.18           6,827.12
    07/31/00            7,253.62           6,573.00
    08/31/00            7,100.04           6,483.97
    09/29/00            6,509.36           5,726.97
    10/31/00            5,930.48           5,273.48
    11/30/00            5,611.51           5,004.66
    12/29/00            5,730.83           4,990.18
    01/31/01            5,970.11           5,657.60
    02/28/01            5,671.01           5,380.12
    03/30/01            5,623.15           4,790.82
    04/30/01            5,850.47           4,798.05
    05/31/01            6,041.90           4,751.07
    06/30/01            5,886.37           4,643.12
    07/31/01            5,395.84           4,457.92
    08/31/01            4,977.09           4,377.63
    09/30/01            4,414.77           3,675.56
    10/31/01            4,582.27           3,859.45
    11/30/01            4,905.30           4,385.19
    12/31/01            4,977.09           4,781.29
    01/31/02            5,096.73           4,973.86
    02/28/02            5,036.91           4,981.62
    03/31/02            5,288.16           5,333.63
    04/30/02            5,431.73           5,396.71
    05/31/02            5,419.76           5,272.87
    06/30/02            5,240.30           4,982.49
    07/31/02            4,893.34           4,790.19
    08/31/02            4,713.88           4,676.03
    09/30/02            4,319.06           4,136.27
    10/31/02            4,354.95           4,356.00
    11/30/02            4,558.34           4,569.76
    12/31/02            4,366.92           4,252.96
    01/31/03            4,498.52           4,303.13
    02/28/03            4,498.52           4,091.89
    03/31/03            4,307.10           3,895.75
    04/30/03            4,331.03           4,019.15
    05/31/03            4,821.56           4,346.97
    06/30/03            4,989.05           4,591.97
    07/31/03            5,455.66           4,974.78
    08/31/03            5,874.40           5,326.01
    09/30/03            6,065.83           5,338.95
    10/31/03            7,106.71           5,787.43
    11/30/03            7,310.10           5,694.85
    12/31/03            7,910.00           5,987.01
    01/31/04            7,958.23           6,373.85
    02/29/04            8,404.37           6,602.97
    03/31/04            8,127.04           6,453.68
    04/30/04            7,307.10           6,062.53
    05/31/04            7,270.93           5,895.96
    06/30/04            7,065.94           5,828.52
    07/31/04            6,993.59           5,654.10
    08/31/04            7,053.88           5,929.81
    09/30/04            7,536.20           6,121.46
    10/31/04            7,548.26           6,143.64
    11/30/04            8,030.58           6,664.70
    12/31/04            8,243.00           6,839.12
    01/31/05            7,971.52           6,878.61
    02/28/05            8,699.57           7,263.17
    03/31/05            8,428.10           6,908.60
    04/30/05            8,280.02           6,820.97
    05/31/05            8,168.96           6,950.60
    06/30/05            8,477.46           7,093.95
    07/31/05            8,785.95           7,528.34
    08/31/05            8,736.59           7,254.26
    09/30/05            9,217.84           7,602.33
    10/31/05            8,662.55           7,121.49
    11/30/05            9,057.43           7,621.98
    12/31/05            9,782.81           8,060.56
    01/31/06           10,807.92           8,623.02
    02/28/06           10,681.36           8,591.17
    03/31/06           11,428.04           8,670.44
    04/30/06           12,200.04           9,273.94
    05/31/06           11,390.08           8,613.97
    06/30/06           11,023.06           8,542.27
    07/31/06           10,909.16           8,522.83
    08/31/06           11,010.41           8,732.63
    09/30/06           11,200.24           8,973.52
    10/31/06           11,567.25           9,202.71
    11/30/06           12,440.49           9,926.09
    12/31/06           13,483.57          10,355.34
    01/31/07           13,277.91          10,173.55
    02/28/07           13,072.25          10,248.46
    03/31/07           13,432.16          10,448.94
    04/30/07           13,972.01          10,806.76
    05/31/07           15,180.27          11,375.01
    06/30/07           16,131.44          11,974.48



 AVERAGE ANNUAL PERFORMANCE                           For the Years Ended
                                                            June 30, 2007
                                           One Year  Five Year   Ten Year
  China Region Opportunity Fund             46.34%    25.20%      4.90%
  -----------------------------------------------------------------------
  Hang Seng Composite Index                 46.08%    23.33%       n/a
  -----------------------------------------------------------------------
  Morgan Stanley Capital Far East Free ex
    Japan Index*                            40.18%    19.15%      1.82%

  * These are not total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment.

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on The Stock Exchange of Hong Kong, based on average market capitalization for the twelve months. The index commenced January 2000; it is not included in the graph as it had less than ten years of data. The Morgan Stanley Capital
  Far East Free ex Japan Index is an index in a series representing both the developed and the emerging markets for a particular region. The returns for the indexes reflect no deduction for fees, expenses or taxes.

 CHINA REGION OPPORTUNITY FUND


YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE
FUND

China's GDP growth accelerated to 11.1 percent in the first quarter of 2007 from 10.7 percent for all of 2006, and in the second quarter of 2007 that growth rate was nearly 12 percent. There are no signs that the Chinese economy is on the verge of a slowdown.

Fixed Asset Investment averaged 27 percent growth, although that rate slowed slightly as the government encouraged banks to lend less money to certain industries. Fixed Asset Investment includes infrastructure spending, which creates demand for commodities. The fund has several stocks tied to commodities and construction.

Interest rates (as measured by the one-year lending rate) were raised from 5.85 percent to 6.39 percent, and the deposit reserve ratio was raised from 7.5 percent to 11.5 percent.

Despite these moves to reduce liquidity within the financial markets, money supply as measured by M2(1) averaged 17 percent growth during the time period, one percentage point above the government target. Of bigger concern was the rise in M1(1) money supply, which accelerated from 14 percent growth to 21 percent growth. This meant that people were increasing their cash levels for stock market investments at the expense of longer term savings that would show up in M2 figures.

All sectors in the Hang Seng Composite Index (HSCI) delivered a positive return during the 12 months, with materials, telecom and energy at the top of the list. The market mostly moved upward during the time period except for a slight correction at the end of February brought about by a sharp sell-off in the Chinese stock market.

INVESTMENT HIGHLIGHTS

OVERVIEW

The fund returned 46.34 percent for the 12-month period, compared to a 46.08 percent return for the HSCI.

Country allocation impacted the fund in the first six months of the time period. During that time, the fund had less exposure to China stocks relative to its peer group. Our models indicated that the Chinese stocks were overbought and thus we reduced our exposure to these stocks. This prudent approach impacted fund performance, as the Chinese stocks continued to run higher without enough of a pullback to allow the fund to re-establish positions at attractive levels. In the second six months, there

 CHINA REGION OPPORTUNITY FUND


was some profit-taking in the China stocks and the bullish sentiment spread to other markets in Asia. These markets included Korea, Singapore and Malaysia. Over the last six months, the fund's relative performance improved significantly as lagging markets started to outperform the China stocks.

Given the valuation difference among markets in Asia, the fund has benefited from the rotation into the Korea, Singapore and Malaysian markets. In addition, the sell-off in some China stocks has allowed the fund to increase its exposure to that market.

STRENGTHS

* The best-performing country was China (Red Chips and H Shares in Hong Kong), followed by Malaysia and Singapore. The fund cannot invest in China's A-share market and the B-share market is illiquid, so the fund will be underweight in China in comparison to the HSCI most of the time. Even so, the exposure the fund did have to these markets contributed positively to performance.

* The oil and resources sector and the telecom sector were the best-performing sectors in the Hang Seng Composite Index. China National Building Material Co., Ltd.,(2) China Mobile Ltd.,(3) China Petroleum & Chemical Corp.,(4) Silvercorp Metals, Inc.,(5) PetroChina Co., Ltd.(6) and CNOOC Ltd.(7) are top ten holdings that provided exposure to these sectors.

* Stocks in the fund that were significant contributors to the fund's performance included China Life Insurance Co., Ltd.,(8)
  China Mobile Ltd.,(3) China National Building Material Co.
  Ltd.,(2) and Angang Steel Co., Ltd.(9)

WEAKNESSES

* The worst-performing countries were Thailand, South Korea and
  Taiwan. The fund had no exposure to Thailand, but it had exposure to South Korea and Taiwan.

* The worst-performing sectors in the HSCI were industrial goods, conglomerates and financials. While financials as a sector did not perform, China bank stocks as subset did outperform during the period. Since the fund did not have exposure to China bank stocks, the fund missed this opportunity.

* In terms of sector bets, the fund was underweight in the telecom sector, the second-best performer, and overweight in other countries in the region that underperformed relative to the China stocks.

 CHINA REGION OPPORTUNITY FUND


          SECTOR WEIGHTINGS--CHINA REGION OPPORTUNITY FUND
                   AND HANG SENG COMPOSITE INDEX
                       (AS OF JUNE 30, 2007)

                            CHINA REGION   HANG SENG
                            OPPORTUNITY    COMPOSITE     OVER
                                FUND         INDEX     (UNDER)
                             % WEIGHTS     % WEIGHTS   % WEIGHT
SECTORS                     ------------   ---------   --------
Industrials                     25.43        21.60       3.83
Oil & Resources                 22.66        10.09      12.57
Consumer                        18.93         8.70      10.23
Financial                       17.49        45.43     (27.94)
Technology                       3.33         2.69       0.64
Telecom                          3.15        11.49      (8.34)
Cash Equivalent                  9.01         0.00       9.01
                               ------       ------     ------
    TOTAL                      100.00       100.00       0.00
                               ======       ======     ======

 PORTFOLIO PROFILE                                     June 30, 2007

   Country Distribution*                         % of Investments
   ---------------------------------------------------------------
     People's Republic of China                            33.37%
   ---------------------------------------------------------------
     Hong Kong                                             26.63%
   ---------------------------------------------------------------
     United States                                          9.50%
   ---------------------------------------------------------------
     Korea, Republic Of                                     7.82%
   ---------------------------------------------------------------
     Canada                                                 6.24%
   ---------------------------------------------------------------
     Taiwan                                                 6.05%
   ---------------------------------------------------------------
     Singapore                                              5.28%
   ---------------------------------------------------------------
     Malaysia                                               2.99%
   ---------------------------------------------------------------
     Other Foreign                                          2.12%
   ---------------------------------------------------------------
   * Country distribution shown is based on domicile and not intended to conform to the China region definition in the prospectus.

 CHINA REGION OPPORTUNITY FUND


From a macro perspective, the fund generally made the right sector bets by being overweight materials, energy and technology. There appeared to be little evidence of a slowdown in the emerging markets, so these sectors would benefit from continued global growth. Country allocation impacted performance, as the fund was underweight the China stocks. The fund sold down these stocks as they became extended and moved into less expensive countries that had lagged.

Having re-established positions in the China stocks during down periods and with the bull market spreading to other lagging countries in the region, the fund appears to be well positioned for continued growth in the China region.

The level of turnover in the fund is a function of the volatility in the region's markets. A return-on-capital criteria has been implemented that should help to reduce fund turnover going forward as it is a more stable measure than earnings growth or revenue growth.

CURRENT OUTLOOK

OPPORTUNITIES

* The economies in Asia seem to have successfully de-coupled from the U.S. economy. A slowdown in the U.S. should not have a negative impact on growth in the region.

* The global infrastructure build-out taking place should continue to be positive for commodities such as steel, copper, aluminum and energy commodities.

THREATS

* Policy action by the Chinese government could negatively impact growth in the region. A significant hike in lending rates could slow the economy as well as profit growth.

* Trade could become an issue with the U.S., given record trade imbalances and a more confrontational Congress.

(1)M1 and M2 are measures of total money supplies. The M1 money supply includes only checkable demand deposits. M2 includes everything in M1 and also savings and other time deposits.

(2)This security comprised 3.28% of the total net assets of the fund as of June 30, 2007.

(3)This security comprised 3.21% of the total net assets of the fund as of June 30, 2007.

(4)This security comprised 2.36% of the total net assets of the fund as of June 30, 2007.

 CHINA REGION OPPORTUNITY FUND


(5)This security comprised 2.25% of the total net assets of the fund as of June 30, 2007.

(6)This security comprised 1.98% of the total net assets of the fund as of June 30, 2007.

(7)This security comprised 1.93% of the total net assets of the fund as of June 30, 2007.

(8)This security comprised 3.06% of the total net assets of the fund as of June 30, 2007.

(9) The fund did not hold this security as of June 30, 2007.


 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS      June 30, 2007

   CHINA NATIONAL BUILDING MATERIAL CO., LTD.               3.22%
     CONSTRUCTION
   ---------------------------------------------------------------
   CHINA MOBILE LTD.                                        3.15%
     CELLULAR TELECOMMUNICATIONS
   ---------------------------------------------------------------
   CHINA LIFE INSURANCE CO., LTD.                           3.01%
     INSURANCE
   ---------------------------------------------------------------
   SHANDONG WEIGAO GROUP MEDICAL POLYMER CO., LTD.          2.37%
     MEDICAL - PRODUCTS
   ---------------------------------------------------------------
   CHINA PETROLEUM & CHEMICAL CORP.                         2.32%
     OIL & GAS - INTEGRATED
   ---------------------------------------------------------------
   CHINA MERCHANTS BANK CO., LTD.                           2.23%
     BANKS
   ---------------------------------------------------------------
   SILVERCORP METALS, INC.                                  2.21%
     SILVER MINING
   ---------------------------------------------------------------
   CHINA COSCO HOLDINGS CO., LTD.                           2.14%
     TRANSPORTATION
   ---------------------------------------------------------------
   PETROCHINA CO., LTD.                                     1.94%
     OIL & GAS - INTEGRATED
   ---------------------------------------------------------------
   CNOOC LTD.                                               1.90%
     OIL & GAS EXPLORATION & PRODUCTION
   ---------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                  24.49%

 GLOBAL RESOURCES FUND


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The Global Resources Fund is a diversified natural resources fund with the principal objective of achieving long-term growth of capital, while providing protection against inflation and monetary instability. The fund invests in companies involved in the exploration, production, transportation and processing of petroleum, natural gas, industrial commodities, metals, minerals, paper and forest products. It can invest in any part of the world.

The fund management team implements a dynamic and disciplined process of analyzing global economic conditions, monitoring commodity price trends and identifying undervalued equities for investment in the portfolio. The fund investment strategy also includes the purchase of equity derivatives, including listed and non-listed warrants, options and long-term equity anticipation securities (LEAPs).

PERFORMANCE GRAPH

 GLOBAL RESOURCES FUND

                     [Global Resources Fund Graph]

                         Global             S&P 500         S&P Energy &
           Date      Resources Fund          Index        Materials Index

         06/30/97     $ 10,000.00        $ 10,000.00        $ 10,000.00
         07/31/97       10,845.84          10,795.68          10,732.18
         08/29/97       11,446.11          10,190.88          10,363.13
         09/30/97       12,455.66          10,749.00          10,890.55
         10/31/97       11,800.82          10,390.02          10,402.84
         11/28/97        9,904.50          10,871.00          10,313.08
         12/31/97        9,392.91          11,057.69          10,247.32
         01/30/98        8,277.69          11,180.00           9,837.51
         02/27/98        8,466.18          11,986.36          10,494.88
         03/31/98        8,450.47          12,600.16          10,978.03
         04/30/98        8,230.57          12,726.93          11,371.96
         05/29/98        7,492.33          12,508.18          11,030.32
         06/30/98        7,021.12          13,016.25          10,801.04
         07/31/98        6,471.37          12,877.64          10,099.55
         08/31/98        5,434.69          11,015.83           8,911.53
         09/30/98        6,015.86          11,721.51           9,953.31
         10/30/98        6,235.76          12,674.96          10,139.35
         11/30/98        6,062.98          13,443.16          10,301.25
         12/31/98        5,775.05          14,217.83          10,114.13
         01/29/99        5,489.65          14,812.36           9,527.30
         02/26/99        5,439.29          14,352.01           9,524.97
         03/31/99        5,976.50          14,926.21          10,574.20
         04/30/99        6,966.99          15,504.24          12,413.75
         05/28/99        6,631.23          15,138.13          11,928.75
         06/30/99        6,731.96          15,978.25          12,186.76
         07/30/99        6,748.75          15,479.33          12,236.71
         08/31/99        6,664.81          15,402.75          12,242.36
         09/30/99        6,429.78          14,980.50          11,790.04
         10/29/99        6,295.47          15,928.48          11,749.49
         11/30/99        6,312.26          16,252.28          11,855.54
         12/31/99        6,614.44          17,209.48          12,263.89
         01/31/00        6,396.20          16,344.83          11,689.69
         02/29/00        6,043.65          16,035.43          10,878.35
         03/31/00        6,698.38          17,604.16          12,001.64
         04/28/00        6,597.66          17,074.52          11,774.11
         05/31/00        6,933.41          16,724.20          12,492.15
         06/30/00        6,513.72          17,136.51          11,695.68
         07/31/00        6,396.20          16,868.59          11,531.08
         08/31/00        7,101.29          17,916.37          12,215.99
         09/29/00        7,084.51          16,970.51          12,129.70
         10/31/00        6,815.90          16,898.76          12,309.11
         11/30/00        6,480.14          15,566.47          11,980.69
         12/31/00        7,319.54          15,642.66          12,996.17
         01/31/01        7,084.51          16,197.65          12,622.90
         02/28/01        6,966.99          14,720.72          12,507.56
         03/30/01        6,866.26          13,788.15          12,207.21
         04/30/01        7,487.42          14,859.64          13,463.64
         05/31/01        7,403.48          14,959.19          13,690.87
         06/30/01        6,731.96          14,595.11          12,871.62
         07/31/01        6,463.35          14,451.43          12,729.09
         08/31/01        6,228.32          13,546.75          12,400.61
         09/30/01        5,825.41          12,452.81          11,401.38
         10/31/01        6,211.53          12,690.28          11,740.17
         11/30/01        6,261.90          13,663.70          11,849.18
         12/31/01        6,329.05          13,783.40          12,207.87
         01/31/02        6,345.84          13,582.26          12,115.67
         02/28/02        6,698.38          13,320.32          12,681.33
         03/31/02        7,319.54          13,821.29          13,404.73
         04/30/02        7,772.81          12,983.33          12,734.58
         05/31/02        9,350.88          12,887.68          12,991.21
         06/30/02        8,276.45          11,969.69          12,889.47
         07/31/02        6,429.78          11,036.60          11,309.13
         08/31/02        6,748.75          11,109.06          11,302.66
         09/30/02        6,614.44           9,901.74          10,186.08
         10/31/02        6,177.96          10,773.25          10,550.47
         11/30/02        6,412.99          11,407.36          11,206.21
         12/31/02        7,454.67          10,737.20          11,067.10
         01/31/03        7,883.10          10,455.92          10,703.11
         02/28/03        8,037.34          10,299.04          10,777.77
         03/31/03        7,763.14          10,399.03          10,874.55
         04/30/03        7,746.01          11,255.61          11,147.24
         05/31/03        8,654.28          11,848.63          11,925.75
         06/30/03        8,808.51          11,999.79          11,871.17
         07/31/03        9,236.94          12,211.36          11,949.86
         08/31/03       10,402.27          12,449.51          12,582.50
         09/30/03       10,950.66          12,317.30          12,195.32
         10/31/03       12,767.20          13,014.08          12,606.22
         11/30/03       13,778.29          13,128.59          12,728.06
         12/31/03       14,876.61          13,817.12          14,351.66
         01/31/04       14,563.42          14,070.73          14,273.39
         02/29/04       15,329.00          14,266.30          14,944.48
         03/31/04       15,729.19          14,051.08          14,793.35
         04/30/04       14,198.03          13,830.50          14,755.68
         05/31/04       14,215.43          14,020.29          14,923.76
         06/30/04       14,598.22          14,292.92          15,694.90
         07/31/04       14,667.82          13,819.87          15,965.28
         08/31/04       14,702.62          13,875.77          15,946.11
         09/30/04       16,807.96          14,026.05          17,070.96
         10/31/04       17,312.55          14,240.33          17,113.36
         11/30/04       19,487.49          14,816.51          18,247.07
         12/31/04       19,400.96          15,320.70          18,071.97
         01/31/05       19,530.17          14,947.26          18,250.38
         02/28/05       23,406.67          15,261.81          21,068.97
         03/31/05       23,129.78          14,991.55          20,371.84
         04/30/05       21,357.67          14,707.22          19,187.52
         05/31/05       21,597.64          15,175.19          19,375.29
         06/30/05       23,388.21          15,196.73          20,060.91
         07/31/05       24,938.81          15,761.88          21,195.82
         08/31/05       26,600.17          15,618.06          21,744.54
         09/30/05       28,833.77          15,744.56          22,716.05
         10/31/05       26,341.74          15,482.08          21,265.18
         11/30/05       27,264.71          16,067.65          21,996.09
         12/31/05       28,901.91          16,073.25          22,273.76
         01/31/06       33,614.40          16,498.83          24,750.16
         02/28/06       31,531.20          16,543.60          23,268.86
         03/31/06       33,917.78          16,749.52          24,217.67
         04/30/06       37,174.05          16,974.43          25,345.96
         05/31/06       34,908.82          16,485.89          24,538.19
         06/30/06       34,827.92          16,508.23          24,909.08
         07/31/06       35,009.94          16,610.07          25,526.59
         08/31/06       34,666.11          17,005.27          25,083.47
         09/30/06       31,450.30          17,443.50          24,601.72
         10/31/06       33,493.05          18,011.91          25,831.66
         11/30/06       35,839.18          18,354.42          27,685.44
         12/31/06       35,313.96          18,611.89          27,387.27
         01/31/07       34,742.84          18,893.37          27,412.95
         02/28/07       34,957.01          18,523.84          27,224.02
         03/31/07       36,384.80          18,731.03          28,544.19
         04/30/07       38,883.43          19,560.72          29,756.50
         05/31/07       41,405.85          20,243.29          31,754.60
         06/30/07       42,119.75          19,906.99          32,089.91


 AVERAGE ANNUAL PERFORMANCE                           For the Years Ended
                                                            June 30, 2007
                                           One Year  Five Year   Ten Year
  Global Resources Fund                     20.94%    38.44%      15.46%
  -----------------------------------------------------------------------
  S&P 500 Index                             20.59%    10.70%       7.13%
  -----------------------------------------------------------------------
  S&P Energy and Materials Index            28.83%    20.00%      12.36%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The S&P Energy and Materials Index is a combination of the S&P Energy Index and the S&P
  500 Materials Index calculated on a 70% and 30% weighting, respectively, with monthly rebalancing of weights. The returns for the indexes reflect no deduction for fees, expenses or taxes.

 GLOBAL RESOURCES FUND


PERFORMANCE COMMENTARY

For the fiscal year ending June 30, 2007, the Global Resources Fund returned 20.94 percent. In comparison, the S&P 500 Energy Index(1) and the S&P 500 Materials Index(2) returned 28.03 percent and 29.62 percent, respectively. The fund's benchmark is a weighted blend of these two indices as described in the performance graph on the previous page. The fund's underperformance was largely due to suboptimal performance of gold equities over the past 12 months. Gold equities underperformed gold bullion during the time period.

THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE
FUND

Critical drivers for the year included:

* Another year of strong economic growth, particularly from developing economies such as China, pushed the demand for commodities to record levels despite historically high prices. The S&P GSSI(TM) Natural Resources Index(3) gained 20.5% over the last year.

* Oil prices remained at elevated levels during the year. OPEC was reluctant to put oil on the market despite the OPEC crude basket climbing over $70 per barrel. Additionally, non-OPEC supply growth expectations for 2007 were reduced as project delays deferred new production.

* Pension funds and hedge funds increased their exposure to the commodities market over the past twelve months, as investors sought higher returns, portfolio diversification and a hedge against the inflationary effects of a depreciating dollar.

* Resource nationalization and labor strife in the mining industry threatened or delayed new projects, contributing to already tight supplies.

Global economic growth over the past year was surprisingly strong. In April, the International Monetary Fund (IMF) reported that 2006 global GDP growth came in at a very robust 5.4 percent. Emerging market and developing countries continued to see strong growth due to benign global financial conditions and high commodity prices.

The Global Resources Fund invested a significant portion of its assets in the equities of companies domiciled in Canada. Canadian economic growth slowed through 2006 from a pace of 3.6 percent in the first calendar quarter of the year to 2.0 percent by January 2007. The Bank of Canada raised its overnight lending rate by a quarter point four times in the first

 GLOBAL RESOURCES FUND


five months of 2006 to 4.25 percent, and at the end of the fund's fiscal year that rate stood at 4.5 percent. The S&P/TSX Composite
Index(4) returned 22.7 percent in the 12 months ending June 30, 2007, largely due to strong gains in the basic materials sector.

INVESTMENT HIGHLIGHTS

OVERVIEW

The fund maintained its concentration in the energy sector, base metals and precious metals companies. Through 2006 the fund increased its weighting in uranium exploration and mining companies on the expectation of rising uranium prices due to strong demand and supply constraints. Additionally, the fund added exposure to agricultural-related sectors, including fertilizers and aquaculture, to benefit from the growing agribusiness investment theme characterized by rising soft commodity prices that we believe will be sustainable into the next decade.

Portfolio turnover declined to 122 percent over the past 12 months, down from 157 percent in the prior fiscal year because asset flows in the current year were not as volatile as in the prior year.

STRENGTHS

* Base metal prices gained 16 percent over the 12-month period in response to strong demand from China and declining global inventories. The fund is overweight in base metals relative to its benchmark.

* The S&P/TSX Capped Diversified Metals & Mining Index(5) led all natural resource sectors with a 63.2 percent gain due to strong commodity pricing and robust merger and acquisition activity. The fund is overweight in metals and mining companies relative to its benchmark.

* Uranium equities contributed to fund performance as spot prices for the metal gained nearly 200 percent to a record $136 per pound.

* Oil prices averaged $64 per barrel during the 12 months, and finished the period close to $71 a barrel, which drove strong profits for energy companies. The fund's largest sector weighting is in the energy sector.

* The fund benefited from a core weighting in refining stocks, which outperformed the S&P 500 Energy Index by 13.5 percentage points.

WEAKNESSES

* The 12-month strip prices for oil and natural gas declined nearly 6 percent over the past year. As a result, independent exploration and

 GLOBAL RESOURCES FUND


  production (E&P) stocks underperformed the S&P 500 Energy Index by 11 percentage points.

* Exposure to gold stocks negatively affected performance as the Philadelphia Stock Exchange Gold & Silver Index (XAU)(6) declined 4 percent during the period.

* The fund's positive return during the period was reduced by a 4 percent decline in Canadian oil and gas royalty trusts following the government's announcement that it will tax existing trusts as regular corporations in 2011.

* Larger weightings in utilities and basic materials--both of which returned 25 to 30 percent--would have enhanced performance during the investment period.

CURRENT OUTLOOK

OPPORTUNITIES

* Global economic growth remains constructive for commodity demand. The International Monetary Fund expects the global economy to grow above trend at about 5 percent in 2007 and 2008.

* Despite crude oil prices above $70 a barrel, the International
  Energy Agency increased its 2008 demand growth forecast to 2.5 percent, or 1.7 million barrels per day.

* According to the Ministry of Land and Resources, China will use a portion of the country's $1 trillion foreign currency reserves to increase the nation's purchases of commodities for strategic stockpiling.

* The fundamentals for agricultural commodities remain attractive given emerging market demand for protein, record low wheat inventories and strong biofuel demand.

THREATS

* China increased interest rates four times in the past 12 months in an effort to cool accelerating economic growth and restrain inflation. More interest rate hikes or other monetary and fiscal measures may be forthcoming as second-quarter GDP increased to
  11.9 percent, up from 11.1 percent in the prior quarter.

* U.S. housing starts and building permits, a sign of future construction and a leading indicator of economic growth, declined to the lowest levels in five years.

* As commodity prices and profit margins remain at historically high levels, resource companies may be at risk of punitive legislation that

 GLOBAL RESOURCES FUND


  could take the form of windfall profit taxes, elimination of tax credits or higher royalty payments.

* Escalating capital and raw material costs, as well as a shortage of skilled labor and engineers, threaten to delay or postpone new resource development projects.

(1)The S&P 500 Energy Index is a capitalization-weighted index that tracks the companies in the energy sector as a subset of the S&P 500.

(2)The S&P 500 Materials Index is a capitalization-weighted index that tracks the companies in the material sector as a subset of the S&P 500.

(3)The S&P GSSIe Natural Resources Index was developed by Goldman Sachs as an equity benchmark for U.S.-traded natural resource stocks. It includes companies in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

(4)The S&P/TSX Composite Index is a capitalization-weighted index designed to measure market activity of stocks listed on the Toronto Stock Exchange.

(5)The S&P/TSX Capped Diversified Metals & Mining Index is a modified capitalization-weighted index, whose equity weights are capped 25 percent and index constituents are derived from a subset stock pool of S&P/TSX Composite Index stocks.

(6)The Philadelphia Stock Exchange Gold & Silver Index (XAU) is a capitalization-weighted index that includes the leading companies involved in the mining of gold and silver.


 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS     June 30, 2007

   MCDERMOTT INTERNATIONAL, INC.                            3.45%
     OIL & GAS EQUIPMENT & SERVICES
   ---------------------------------------------------------------
   SCHLUMBERGER LTD.                                        3.15%
     OIL & GAS EQUIPMENT & SERVICES
   ---------------------------------------------------------------
   NOBLE CORP.                                              3.05%
     OIL & GAS DRILLING
   ---------------------------------------------------------------
   MARATHON OIL CORP.                                       2.54%
     OIL & GAS - INTEGRATED
   ---------------------------------------------------------------
   WHITE NILE LTD.                                          2.18%
     OIL & GAS EXPLORATION & PRODUCTION - JUNIOR
   ---------------------------------------------------------------
   PETROCHINA CO., LTD.                                     2.14%
     OIL & GAS - INTEGRATED
   ---------------------------------------------------------------
   PETROLEO BRASILEIRO S.A.                                 2.07%
     OIL & GAS - INTEGRATED
   ---------------------------------------------------------------
   CONOCOPHILLIPS                                           2.06%
     OIL & GAS - INTEGRATED
   ---------------------------------------------------------------
   NOBLE ENERGY, INC.                                       2.02%
     OIL & GAS EXPLORATION & PRODUCTION - SENIOR
   ---------------------------------------------------------------
   OCCIDENTAL PETROLEUM CORP.                               1.98%
     OIL & GAS - INTEGRATED
   ---------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                  24.64%

 GLOBAL RESOURCES FUND


 PORTFOLIO PROFILE                                     June 30, 2007

   Country Distribution*                         % of Investments
   ---------------------------------------------------------------
     United States                                         45.02%
   ---------------------------------------------------------------
     Canada                                                34.42%
   ---------------------------------------------------------------
     United Kingdom                                         4.74%
   ---------------------------------------------------------------
     Australia                                              2.76%
   ---------------------------------------------------------------
     Brazil                                                 2.44%
   ---------------------------------------------------------------
     People's Republic of China                             2.14%
   ---------------------------------------------------------------
     Hong Kong                                              2.01%
   ---------------------------------------------------------------
     Greece                                                 1.95%
   ---------------------------------------------------------------
     Other Foreign                                          4.52%
   ---------------------------------------------------------------
   * Country distribution shown is based on domicile and the locale of company operations may be different.

 GLOBAL RESOURCES FUND


 PORTFOLIO ALLOCATION BY INDUSTRY SECTOR
 BASED ON TOTAL INVESTMENTS                            June 30, 2007

                            [Pie Chart]

Cash Equivalent                              4.5%
Oil & Gas - Integrated                      17.9%
Oil & Gas Exploration & Production          16.1%
Oil & Gas Equipment & Services              10.5%
Oil & Gas Drilling                           4.5%
Other Energy                                 2.3%
Metals & Mining                             18.8%
Gold                                        11.7%
General Basic Materials                      3.0%
Utilities                                    5.4%
Other Sectors                                5.3%



    Energy:
      Oil & Gas - Integrated (includes             17.9%
        Refining and Marketing)
      Oil & Gas Exploration & Production           16.1%
      Oil & Gas Equipment & Services               10.5%
      Oil & Gas Drilling                            4.5%
      Other Energy                                  2.3%
    Total Energy                                               51.3%
    Basic Materials:
      Metals & Mining (includes Copper,            18.8%
        Platinum Group Metals, Zinc, Nickel
        and Coal)
      Gold (includes Gold Mining, Silver           11.7%
        Mining and Gold & Copper Mining)
      General Basic Materials                       3.0%
    Total Basic Materials                                      33.5%
    Utilities                                                   5.4%
    Other Sectors                                               5.3%
    Cash Equivalent                                             4.5%
                                                              -----
    Total Investments                                         100.0%
                                                              =====

 GOLD AND PRECIOUS MINERALS FUNDS


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The World Precious Minerals Fund and the Gold Shares Fund pursue an objective of long-term capital growth through investments in gold and precious-minerals companies. The Gold Shares Fund also pursues current income as a secondary objective and focuses on the equity securities of established gold producers. The World Precious Minerals Fund focuses on the equity securities of companies principally engaged in the exploration, mining and processing of precious minerals such as gold, silver, platinum and diamonds. Although the fund has greater latitude to invest its assets in different precious minerals, it currently remains focused on the gold sector.

PERFORMANCE GRAPHS

 WORLD PRECIOUS MINERALS FUND

                 [World Precious Minerals Fund Graph]

                    World Precious      S&P 500           AMEX Gold
         Date       Minerals Fund        Index            BUGS Index

      06/30/97      $ 10,000.00      $ 10,000.00          $ 10,000.00
      07/31/97         9,523.51        10,795.68             9,947.86
      08/29/97         9,749.22        10,190.88             9,891.75
      09/30/97        10,163.01        10,749.00            10,703.35
      10/31/97         8,457.68        10,390.02             8,348.15
      11/28/97         6,708.46        10,871.00             6,838.23
      12/31/97         7,077.74        11,057.69             6,590.83
      01/30/98         7,687.13        11,180.00             6,689.52
      02/27/98         7,280.87        11,986.36             6,878.99
      03/31/98         7,776.00        12,600.16             7,506.04
      04/30/98         8,099.73        12,726.93             8,095.64
      05/29/98         6,950.79        12,508.18             6,815.38
      06/30/98         6,258.88        13,016.25             6,262.64
      07/31/98         5,820.89        12,877.64             5,586.67
      08/31/98         4,551.34        11,015.83             4,191.79
      09/30/98         6,284.27        11,721.51             6,147.50
      10/30/98         6,201.75        12,674.96             5,762.65
      11/30/98         5,789.15        13,443.16             5,392.92
      12/31/98         5,961.81        14,217.83             4,668.72
      01/29/99         5,707.57        14,812.36             4,644.98
      02/26/99         5,586.81        14,352.01             4,593.22
      03/31/99         5,472.41        14,926.21             4,424.56
      04/30/99         6,127.06        15,504.24             5,352.75
      05/28/99         5,008.43        15,138.13             4,556.84
      06/30/99         4,951.22        15,978.25             4,840.78
      07/30/99         4,671.57        15,479.33             4,641.33
      08/31/99         4,868.60        15,402.75             4,888.64
      09/30/99         6,133.42        14,980.50             5,996.11
      10/29/99         5,504.19        15,928.48             5,520.00
      11/30/99         5,262.66        16,252.28             5,214.83
      12/31/99         5,205.46        17,209.48             5,134.37
      01/31/00         4,620.72        16,344.83             4,565.66
      02/29/00         4,696.99        16,035.43             4,664.76
      03/31/00         4,341.06        17,604.16             4,319.65
      04/28/00         4,124.96        17,074.52             4,091.28
      05/31/00         3,997.84        16,724.20             3,964.79
      06/30/00         4,086.83        17,136.51             4,051.33
      07/31/00         3,654.63        16,868.59             3,445.58
      08/31/00         3,800.81        17,916.37             3,522.54
      09/29/00         3,413.10        16,970.51             3,249.80
      10/31/00         3,050.82        16,898.76             2,685.92
      11/30/00         3,019.04        15,566.47             2,934.65
      12/31/00         3,223.06        15,642.66             2,854.31
      01/31/01         3,191.15        16,197.65             3,322.48
      02/28/01         3,184.77        14,720.72             3,836.80
      03/30/01         2,974.15        13,788.15             3,466.87
      04/30/01         3,254.97        14,859.64             3,911.74
      05/31/01         3,382.62        14,959.19             4,372.86
      06/30/01         3,369.86        14,595.11             4,418.12
      07/31/01         3,178.39        14,451.43             4,241.59
      08/31/01         3,223.06        13,546.75             4,602.16
      09/30/01         3,408.15        12,452.81             5,013.93
      10/31/01         3,363.47        12,690.28             4,741.55
      11/30/01         3,344.33        13,663.70             4,476.05
      12/31/01         3,465.59        13,783.40             4,564.18
      01/31/02         4,071.91        13,582.26             5,324.41
      02/28/02         4,461.23        13,320.32             6,037.73
      03/31/02         5,188.81        13,821.29             6,925.62
      04/30/02         5,731.31        12,983.33             7,536.17
      05/31/02         8,067.23        12,887.68             9,913.87
      06/30/02         6,656.74        11,969.69             8,903.48
      07/31/02         4,786.73        11,036.60             7,529.45
      08/31/02         5,450.49        11,109.06             9,045.97
      09/30/02         5,488.78         9,901.74             8,861.26
      10/31/02         4,761.20        10,773.25             7,795.29
      11/30/02         4,812.26        11,407.36             8,156.95
      12/31/02         6,356.53        10,737.20            10,217.59
      01/31/03         6,599.00        10,455.92            10,145.07
      02/28/03         6,356.53        10,299.04             9,321.54
      03/31/03         5,989.56        10,399.03             8,729.86
      04/30/03         5,832.28        11,255.61             8,808.34
      05/31/03         6,258.23        11,848.63            10,001.32
      06/30/03         6,389.30        11,999.79            10,564.40
      07/31/03         6,802.14        12,211.36            11,599.76
      08/31/03         7,975.15        12,449.51            13,723.84
      09/30/03         8,591.15        12,317.30            13,841.19
      10/31/03        10,511.21        13,014.08            15,322.40
      11/30/03        12,247.79        13,128.59            17,609.86
      12/31/03        12,248.93        13,817.12            17,228.80
      01/31/04        11,366.65        14,070.73            15,306.41
      02/29/04        11,866.61        14,266.30            15,969.01
      03/31/04        12,903.28        14,051.08            16,765.22
      04/30/04        10,087.35        13,830.50            12,714.93
      05/31/04        10,418.21        14,020.29            14,224.14
      06/30/04        10,057.94        14,292.92            13,443.13
      07/31/04         9,572.69        13,819.87            13,246.68
      08/31/04         9,984.42        13,875.77            14,779.22
      09/30/04        11,528.40        14,026.05            16,496.60
      10/31/04        11,793.08        14,240.33            16,665.57
      11/30/04        12,895.93        14,816.51            16,910.89
      12/31/04        12,367.27        15,320.70            15,383.40
      01/31/05        11,724.72        14,947.26            14,411.34
      02/28/05        12,934.23        15,261.81            15,404.35
      03/31/05        12,329.48        14,991.55            14,469.72
      04/30/05        10,666.40        14,707.22            12,771.76
      05/31/05        10,628.60        15,175.19            13,333.73
      06/30/05        11,717.16        15,196.73            14,467.05
      07/31/05        11,785.19        15,761.88            14,133.37
      08/31/05        12,503.34        15,618.06            14,808.64
      09/30/05        14,272.26        15,744.56            17,651.75
      10/31/05        13,077.86        15,482.08            16,053.20
      11/30/05        14,385.65        16,067.65            17,543.44
      12/31/05        16,187.03        16,073.25            19,982.63
      01/31/06        20,026.67        16,498.83            24,723.22
      02/28/06        19,516.84        16,543.60            22,096.93
      03/31/06        22,304.96        16,749.52            24,320.34
      04/30/06        25,029.35        16,974.43            27,404.91
      05/31/06        23,045.80        16,485.89            24,151.24
      06/30/06        22,990.04        16,508.23            24,433.06
      07/31/06        23,436.14        16,610.07            23,869.90
      08/31/06        23,722.92        17,005.27            25,329.57
      09/30/06        21,333.10        17,443.50            21,853.09
      10/31/06        22,958.17        18,011.91            23,202.08
      11/30/06        25,340.02        18,354.42            25,873.45
      12/31/06        24,652.04        18,611.89            24,694.70
      01/31/07        24,633.95        18,893.37            24,550.41
      02/28/07        24,995.69        18,523.84            24,843.10
      03/31/07        24,606.82        18,731.03            24,697.57
      04/30/07        25,755.32        19,560.72            24,854.03
      05/31/07        25,863.84        20,243.29            24,461.06
      06/30/07        25,628.72        19,906.99            24,116.87


 AVERAGE ANNUAL PERFORMANCE                            For the Years Ended
                                                             June 30, 2007

                                           One Year   Five Year   Ten Year
  World Precious Minerals Fund             11.48%      30.93%      9.86%
  ------------------------------------------------------------------------
  S&P 500 Index                            20.59%      10.70%      7.13%
  ------------------------------------------------------------------------
  AMEX Gold BUGS Index                     (1.29)%     22.03%      9.20%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The AMEX Gold BUGS Index is a modified equal-dollar weighted index of companies involved in major gold mining. The returns for the indexes reflect no deduction for fees, expenses or taxes.

 GOLD AND PRECIOUS MINERALS FUNDS


 GOLD SHARES FUND

                       [Gold Shares Fund Graph]

                   Gold Shares       S&P 500       Philadelphia Stock Exchange
      Date            Fund            Index            Gold & Silver Index

    06/30/97      $ 10,000.00      $ 10,000.00             $ 10,000.00
    07/31/97        10,212.77        10,795.68               10,252.78
    08/29/97        10,319.15        10,190.88               10,360.86
    09/30/97        10,106.38        10,749.00               11,474.81
    10/31/97         7,872.34        10,390.02                9,215.42
    11/28/97         6,063.83        10,871.00                7,444.86
    12/31/97         6,191.49        11,057.69                7,801.08
    01/30/98         6,191.49        11,180.00                7,883.10
    02/27/98         5,648.38        11,986.36                7,938.55
    03/31/98         5,757.00        12,600.16                8,597.81
    04/30/98         6,082.87        12,726.93                9,259.77
    05/29/98         4,888.02        12,508.18                7,879.04
    06/30/98         4,116.80        13,016.25                7,565.32
    07/31/98         4,149.38        12,877.64                6,641.82
    08/31/98         3,193.51        11,015.83                5,167.14
    09/30/98         4,453.53        11,721.51                7,925.62
    10/30/98         4,355.77        12,674.96                7,974.59
    11/30/98         4,084.21        13,443.16                7,517.49
    12/31/98         4,149.38        14,217.83                6,884.61
    01/29/99         3,964.73        14,812.36                6,703.41
    02/26/99         3,877.83        14,352.01                6,419.26
    03/31/99         3,856.10        14,926.21                6,344.12
    04/30/99         4,290.59        15,504.24                7,803.88
    05/28/99         3,617.13        15,138.13                6,485.96
    06/30/99         3,714.89        15,978.25                7,131.68
    07/30/99         3,475.92        15,479.33                6,699.07
    08/31/99         3,660.58        15,402.75                7,250.63
    09/30/99         4,659.91        14,980.50                8,641.75
    10/29/99         4,171.11        15,928.48                7,490.41
    11/30/99         3,997.31        16,252.28                7,232.51
    12/31/99         4,040.76        17,209.48                7,332.84
    01/31/00         3,551.96        16,344.83                6,470.86
    02/29/00         3,573.68        16,035.43                6,494.42
    03/31/00         3,302.13        17,604.16                6,146.18
    04/28/00         3,041.43        17,074.52                5,955.81
    05/31/00         3,041.43        16,724.20                6,146.87
    06/30/00         3,171.78        17,136.51                6,315.41
    07/31/00         2,867.64        16,868.59                5,555.10
    08/31/00         3,041.43        17,916.37                5,757.00
    09/29/00         2,845.91        16,970.51                5,492.05
    10/31/00         2,563.49        16,898.76                4,826.47
    11/30/00         2,606.94        15,566.47                5,201.57
    12/31/00         2,835.05        15,642.66                5,681.20
    01/31/01         2,802.46        16,197.65                5,399.41
    02/28/01         2,867.64        14,720.72                5,836.01
    03/30/01         2,606.94        13,788.15                5,288.64
    04/30/01         2,954.54        14,859.64                6,129.14
    05/31/01         3,084.88        14,959.19                6,364.49
    06/30/01         3,074.02        14,595.11                5,933.66
    07/31/01         2,845.91        14,451.43                5,912.53
    08/31/01         2,921.95        13,546.75                6,329.18
    09/30/01         3,041.43        12,452.81                6,468.26
    10/31/01         2,997.98        12,690.28                6,104.98
    11/30/01         2,976.26        13,663.70                5,899.35
    12/31/01         3,150.06        13,783.40                6,110.52
    01/31/02         3,671.44        13,582.26                6,885.13
    02/28/02         4,203.70        13,320.32                7,341.07
    03/31/02         4,801.12        13,821.29                7,991.13
    04/30/02         5,279.06        12,983.33                8,337.20
    05/31/02         6,995.30        12,887.68                9,520.59
    06/30/02         5,735.27        11,969.69                8,079.55
    07/31/02         4,236.28        11,036.60                6,844.92
    08/31/02         4,898.88        11,109.06                7,912.96
    09/30/02         5,040.09         9,901.74                7,945.85
    10/31/02         4,344.90        10,773.25                7,228.05
    11/30/02         4,388.35        11,407.36                7,221.22
    12/31/02         5,713.55        10,737.20                8,759.38
    01/31/03         5,854.76        10,455.92                8,786.77
    02/28/03         5,485.44        10,299.04                8,268.16
    03/31/03         5,137.85        10,399.03                7,692.47
    04/30/03         4,909.74        11,255.61                7,509.34
    05/31/03         5,463.72        11,848.63                8,458.99
    06/30/03         5,626.65        11,999.79                9,059.45
    07/31/03         5,919.93        12,211.36                9,346.26
    08/31/03         6,886.67        12,449.51               10,521.75
    09/30/03         7,190.82        12,317.30               10,541.86
    10/31/03         8,309.63        13,014.08               11,350.79
    11/30/03         9,873.80        13,128.59               12,700.59
    12/31/03         9,546.00        13,817.12               12,609.58
    01/31/04         8,467.17        14,070.73               11,083.06
    02/29/04         8,783.19        14,266.30               11,594.19
    03/31/04         9,633.18        14,051.08               12,202.46
    04/30/04         7,399.24        13,830.50                9,533.05
    05/31/04         7,998.59        14,020.29               10,463.68
    06/30/04         7,628.08        14,292.92               10,054.03
    07/31/04         7,181.29        13,819.87               10,139.34
    08/31/04         7,573.59        13,875.77               11,069.55
    09/30/04         8,663.32        14,026.05               11,913.80
    10/31/04         8,772.29        14,240.33               12,092.81
    11/30/04         9,437.03        14,816.51               12,499.01
    12/31/04         8,931.52        15,320.70               11,639.44
    01/31/05         8,504.12        14,947.26               10,715.34
    02/28/05         9,095.90        15,261.81               11,619.47
    03/31/05         8,526.04        14,991.55               11,028.10
    04/30/05         7,408.23        14,707.22                9,832.65
    05/31/05         7,572.61        15,175.19               10,173.34
    06/30/05         8,405.49        15,196.73               10,968.57
    07/31/05         8,471.24        15,761.88               10,710.42
    08/31/05         9,041.11        15,618.06               11,319.80
    09/30/05        10,334.26        15,744.56               13,367.03
    10/31/05         9,698.64        15,482.08               12,600.00
    11/30/05        10,498.64        16,067.65               13,590.52
    12/31/05        11,860.90        16,073.25               15,195.46
    01/31/06        14,776.24        16,498.83               18,309.33
    02/28/06        14,000.30        16,543.60               15,840.32
    03/31/06        16,006.67        16,749.52               16,846.30
    04/30/06        18,412.11        16,974.43               18,816.80
    05/31/06        17,070.83        16,485.89               16,984.49
    06/30/06        17,159.51        16,508.23               17,126.11
    07/31/06        17,503.14        16,610.07               16,929.88
    08/31/06        17,891.12        17,005.27               17,534.19
    09/30/06        15,962.33        17,443.50               15,373.45
    10/31/06        16,926.72        18,011.91               16,446.97
    11/30/06        18,600.55        18,354.42               17,894.73
    12/31/06        17,813.52        18,611.89               17,098.48
    01/31/07        17,625.08        18,893.37               16,826.43
    02/28/07        17,713.76        18,523.84               16,809.99
    03/31/07        17,004.32        18,731.03               16,510.27
    04/30/07        17,081.91        19,560.72               16,531.22
    05/31/07        17,004.32        20,243.29               16,873.09
    06/30/07        16,616.35        19,906.99               16,419.94


 AVERAGE ANNUAL PERFORMANCE                             For the Years Ended
                                                              June 30, 2007

                                          One Year     Five Year   Ten Year
  Gold Shares Fund                        (3.17)%       23.69%      5.21%
  -------------------------------------------------------------------------
  S&P 500 Index                           20.59%        10.70%      7.13%
  -------------------------------------------------------------------------
  Philadelphia Stock Exchange Gold &
    Silver Index                          (4.12)%       15.22%      5.08%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The Philadelphia Stock
  Exchange Gold & Silver Index is a capitalization-weighted index which includes the leading companies involved in the mining of gold and silver.
  The returns for the indexes reflect no deduction for fees, expenses or taxes.

PERFORMANCE COMMENTARY

For the 12 months ending June 30, 2007, the World Precious Minerals Fund returned 11.48 percent, while its benchmark, the AMEX Gold BUGS Index, returned -1.29 percent. The Gold Shares Fund returned - 3.17 percent during the fiscal year, while its benchmark, the Philadelphia Stock Exchange Gold & Silver Index, returned -4.12 percent. Spot gold closed at $649.65, up $33.80 (5.49 percent) for the same period. The S&P 500 Index posted a return of 20.59 percent and the U.S. Trade Weighted Dollar Index(1) lost 3.80 percent over the past 12 months. Over the same period, the yield on the 90-day Treasury bill went from 4.98 percent to 4.81 percent.

 GOLD AND PRECIOUS MINERALS FUNDS


Over the past year, one of the most disappointing issues was the inability of gold producers to generate earnings growth via higher gold prices and the inability of new mine startups to achieve anticipated targets due to project delays or disappointments. For the Gold Shares Fund, several holdings did not perform to expectations on their production growth, but the fund was able to slightly outperform its benchmark because it had more exposure to mid-tier gold producers. The World Precious Minerals Fund was able to strongly outperform its traditional benchmark of unhedged gold producers as gold exploration companies achieved accretive price gains from new discoveries of gold and positive momentum in moving properties towards development. The chart below shows the potential impact on mining companies' stock prices when project delays or disappointments are encountered.

                 [Avoiding Delays & Disappointments:
             Major Catalyst For Share Price Decline Chart]

Goldcorp, Inc.,(2) which was a significant holding in both Gold Shares and World Precious Minerals Funds, was our most disappointing investment over the past year. Their acquisition of Glamis Gold Ltd.(3) for strategic long-term growth reasons negatively impacted their valuation.

Our investment process is an active management style versus an indexing approach. This has allowed us to create value for our shareholders. The

 GOLD AND PRECIOUS MINERALS FUNDS


critical factors that we believe generated our superior relative performance include:

1. A focus on mid-cap unhedged gold producers.

2. We made concentrated investments in certain companies. The top 10 holdings in the Gold Shares and World Precious Minerals Funds represented 50.35 percent and 38.10 percent, respectively, of total investments. Thus our funds' returns reflect our ability to identify attractive investment opportunities when compared to unmanaged stock indexes.

3. We invested in companies reflecting the three critical growth drivers:

   (a) Increasing reserves
   (b) Increasing production
   (c) Increasing cash flow

4. We looked for undervalued junior gold companies with inexpensive resource ounces in the ground.

5. We sought to own companies for which a rising gold price would greatly increase their reserve base and net asset value.

6. We searched for companies that were undervalued on a relative peer group basis for several fundamental metrics that included ounces per share, production per share, net asset value per share and cash flow multiples.

7. We used statistical models to manage the price risk of the portfolios. We looked for significant moves where the probability of a price reversal was high, and adjusted our cash position accordingly. As a consequence of this approach, we may run defensively positioned portfolios with high cash levels that can be balanced with warrant or option positions in the fund. At the close of the reporting period, warrants and cash equivalents (repurchase agreements) represented 24.25 percent and 22.17 percent, respectively, of the net assets of Gold Shares Fund. For the World Precious Minerals Fund, warrants and cash equivalents represented 22.37 percent and 10.88 percent, respectively, of net assets.

YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE
FUND

Critical drivers for the year included:

* Commodity markets lost a lot of momentum in the second half of 2006, not long after gold reached its highest price in a quarter-century. News that two of the world's largest gold companies had significantly reduced

 GOLD AND PRECIOUS MINERALS FUNDS


their large hedge books left the market wondering who would be the next natural buyers of gold.

* Another headwind was encountered when the Amaranth Advisors(3) hedge fund reported a loss of $6 billion in less than two weeks. As Amaranth liquidated its positions in natural gas, futures tumbled 35 percent and oil finished the September quarter down almost 15 percent. Amaranth's collapse led hedge funds and other speculators to sell commodities. Sentiment in the gold sector received significant collateral damage from Amaranth's massive liquidation as it scrambled to raise cash by liquidating numerous holdings in the gold and mining sectors.

* Lack of significant new gold discoveries, particularly in stable political environments, was a hindrance to share-price performance. Over the last 16 years, exploration spending waned as gold prices reached multi-decade lows and fewer new large deposits were discovered, as the chart below indicates. Only in the last year did exploration spending pick up again. Also of note, of the 64 deposits covered in the CIBC study noted in the chart below, only 22 have made it into production.

[+ 1$ Billion Discoveries Of Significance Becoming Scarce = 3 Million Oz. Chart]

* 2006 saw more than $24 billion in merger and acquisition activity in the gold sector, up 50 percent from 2005. Perhaps contrary to conventional thinking, this consolidation has not led to top-tier companies gaining more market control in the gold market. Four years ago, 21 companies controlled 50 percent of world gold production. Currently that number is 24 companies.

* Global gold production is shifting away from the big four producers: South Africa, the United States, Australia and Canada. South Africa, the largest producer, once commanded roughly a fifth of the world's

 GOLD AND PRECIOUS MINERALS FUNDS


  gold production. The figure is now down to 12 percent. In the last decade, the country's production has fallen 46 percent. China is now thought to be the third-largest producer of gold and is soon expected to pass the U.S. to become No. 2. China plans to increase production by 8.3 percent to 260 tonnes in 2007.

* Billionaire Warren Buffett announced intentions to acquire two
  U.S. gold jewelry manufacturers. The combined companies control about 6 percent of the world gold jewelry market.

INVESTMENT HIGHLIGHTS

STRENGTHS

* Spot gold closed at $649.65, up $33.80 or 5.49 percent over the last 12-months. Higher gold prices helped the exploration companies to outperform their peers, as illustrated by the strong relative performance of the World Precious Minerals Fund to its benchmark, the AMEX Gold BUGS Index, since this fund's focus includes exploration companies.

* The World Gold Council's latest demand trends publication showed that while investment demand for gold was off 26 percent, increased jewelry purchases more than offset all that decline to produce a net demand increase of 4 percent, which is supportive of current gold equity valuations.

* India imported 211 tonnes of gold in the first quarter of 2007, a 50 percent jump over the same period last year. This suggests that purchasers are comfortable with current price levels and should provide support to the market. India is the world's largest gold buyer and thus is a barometer of global gold demand.

WEAKNESSES

* Cost pressures continue to be an issue for the gold-mining industry. Warnings by two of the largest North America-based gold producers showed cost increase forecasts of approximately 20 percent in 2007. Higher costs tend to hurt profit margins for gold-mining companies and this factor, along with several disappointing new mine start ups, accounts for the poorer performance shown by the Gold Shares Fund, compared to World Precious Minerals Fund. However, the Gold Shares Fund did outperform its benchmark, the Philadelphia Stock Exchange Gold & Silver Index.

* Perhaps as a way to redeploy dollars, China has been engaging commodity sellers in Africa at the point of extraction, thereby bypassing international commodity markets. Such off-market transactions, where long-term pricing structures are used, tend to undermine spot-market

 GOLD AND PRECIOUS MINERALS FUNDS


  prices, which are generally used to value commodity-producing companies.

* For 2006, preliminary figures compiled by BMO Capital Markets showed basic shares outstanding for gold companies rose by 21 percent, reflecting merger activity. However, the number of ounces produced per share outstanding was expected to decline by 14 percent, which points to the declining quality of company valuations over the past year.

CURRENT OUTLOOK

OPPORTUNITIES

* A survey of the world's 99 largest alternative managers for pension funds showed assets of just under $600 billion. Commodities, however, comprised only about $12 billion of those assets. The survey, conducted by Watson Wyatt, showed that pension funds around the world are now more prepared to increase their exposure to alternative asset classes to enhance returns and reduce risk.

* Bear Stearns, the biggest U.S. broker for hedge funds, is expanding its commodity trading business. Investment banks are hiring commodity traders as well. JP Morgan plans to increase its commodity trading staff worldwide by more than 30 percent.

* In July, the Shanghai Gold Exchange will launch individual gold bullion trading whereby individuals can take delivery of physical gold. Investors will be able to acquire gold at cheaper prices than that sold by jewelers or coin dealers, their traditional sources of gold.

THREATS

* The launch of several new gold exchange-traded funds (ETFs) helped total holdings of these vehicles reach 652.5 tonnes worth $13.3 billion at the end of last year. This would rank the investors in these vehicles as the ninth-largest holder of gold in the world. The streetTRACKS Gold Trust(4) said in March that its assets as of mid-February totaled $10.2 billion, making it the seventh largest ETF by assets in the U.S. The success of gold ETFs has largely come at the expense of gold-mining shares.

* Despite gold prices averaging $650 during the first quarter of 2007, most gold producers underperformed bullion during that time frame. According to a brokerage house report, profit margins are not likely to expand despite higher commodity prices. Drilling costs for miners are not likely to go down next year as one of the major suppliers of drill rigs to the mining companies noted that the market for rigs would be even tighter next year.

 GOLD AND PRECIOUS MINERALS FUNDS


* Murenbeeld & Associates' gold price forecast noted there were two bearish factors currently in the market that could push gold lower. Murenbeeld noted that tighter monetary policy and the potential for a recession could reduce the demand for commodities.


(1)The U.S. Trade Weighted Dollar Index provides a general indication of the international value of the U.S. dollar.

(2)This security comprised 4.79% of the total net assets of the World Precious Minerals Fund and 6.55% of the total net assets of the Gold Shares Fund as of June 30, 2007.

(3)Neither World Precious Minerals Fund nor the Gold Shares Fund held this security as of June 30, 2007.

(4)This security comprised 2.42% of the total net assets of the World Precious Minerals Fund and 5.48% of the total net assets of the Gold Shares Fund as of June 30, 2007.


WORLD PRECIOUS MINERALS FUND

 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS      June 30, 2007

   NORTHERN ORION RESOURCES, INC.                           7.13%
     INTERMEDIATE & JUNIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   SILVER WHEATON CORP.                                     4.82%
     METAL & MINERAL MINING & EXPLORATION
   ---------------------------------------------------------------
   GOLDCORP, INC.                                           4.77%
     SENIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   EASTERN PLATINUM LTD.                                    4.10%
     PLATINUM GROUP METALS
   ---------------------------------------------------------------
   RANDGOLD RESOURCES LTD.                                  3.74%
     INTERMEDIATE & JUNIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   MERIDIAN GOLD, INC.                                      3.34%
     INTERMEDIATE & JUNIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   YAMANA GOLD, INC.                                        2.92%
     INTERMEDIATE & JUNIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   SILVERCORP METALS, INC.                                  2.48%
     INTERMEDIATE & JUNIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   STREETTRACKS GOLD TRUST                                  2.41%
     EXCHANGE-TRADED FUNDS
   ---------------------------------------------------------------
   AGNICO-EAGLE MINES LTD.                                  2.39%
     INTERMEDIATE & JUNIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                  38.10%

 GOLD AND PRECIOUS MINERALS FUNDS


GOLD SHARES FUND

 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS      June 30, 2007

   NORTHERN ORION RESOURCES, INC.                           8.28%
     GOLD MINING
   ---------------------------------------------------------------
   GOLDCORP, INC.                                           6.53%
     GOLD MINING
   ---------------------------------------------------------------
   STREETTRACKS GOLD TRUST                                  5.46%
     EXCHANGE-TRADED FUNDS
   ---------------------------------------------------------------
   KINROSS GOLD CORP.                                       5.24%
     GOLD MINING
   ---------------------------------------------------------------
   GOLD FIELDS LTD.                                         4.70%
     GOLD MINING
   ---------------------------------------------------------------
   MERIDIAN GOLD, INC.                                      4.69%
     GOLD MINING
   ---------------------------------------------------------------
   AGNICO-EAGLE MINES LTD.                                  4.57%
     GOLD MINING
   ---------------------------------------------------------------
   RANDGOLD RESOURCES LTD.                                  4.48%
     GOLD MINING
   ---------------------------------------------------------------
   YAMANA GOLD, INC.                                        3.34%
     GOLD MINING
   ---------------------------------------------------------------
   ROYAL GOLD, INC.                                         3.06%
     GOLD ROYALTY COMPANIES
   ---------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                  50.35%

 GOLD AND PRECIOUS MINERALS FUNDS


WORLD PRECIOUS MINERALS FUND

 PORTFOLIO PROFILE                                     June 30, 2007

   Country Distribution*                         % of Investments
   ---------------------------------------------------------------
     Canada                                                62.84%
   ---------------------------------------------------------------
     United States                                         23.80%
   ---------------------------------------------------------------
     Jersey, Channel Islands                                3.74%
   ---------------------------------------------------------------
     Australia                                              2.93%
   ---------------------------------------------------------------
     South Africa                                           2.72%
   ---------------------------------------------------------------
     United Kingdom                                         2.65%
   ---------------------------------------------------------------
     Other Foreign                                          1.32%
   ---------------------------------------------------------------
   * Country distribution shown is based on domicile and the locale of company operations may be different.

GOLD SHARES FUND

 PORTFOLIO PROFILE                                     June 30, 2007

   Country Distribution*                         % of Investments
   ---------------------------------------------------------------
     Canada                                                43.64%
   ---------------------------------------------------------------
     United States                                         40.81%
   ---------------------------------------------------------------
     South Africa                                           6.79%
   ---------------------------------------------------------------
     Jersey, Channel Islands                                4.49%
   ---------------------------------------------------------------
     Other Foreign                                          4.27%
   ---------------------------------------------------------------
   * Country distribution shown is based on domicile and the locale of company operations may be different.

 GOLD AND PRECIOUS MINERALS FUNDS


 WORLD PRECIOUS MINERALS FUND
 PORTFOLIO ALLOCATION BY INDUSTRY
 BASED ON TOTAL INVESTMENTS                            June 30, 2007

                            [Pie Chart]

Intermediate & Junior Gold Producers             29.1%
Gold/Mineral Exploration & Development           22.0%
Senior Gold Producers                            13.7%
Cash Equivalent                                  10.8%
Metal & Mineral Mining & Exploration             10.2%
Platinum Group Metals                             6.2%
Exchange-Traded Funds                             3.2%
Other                                             4.8%



 GOLD SHARES FUND
 PORTFOLIO ALLOCATION BY INDUSTRY
 BASED ON TOTAL INVESTMENTS                            June 30, 2007

                            [Pie Chart]

Gold Mining                                      63.3%
Cash Equivalent                                  22.1%
Exchange-Traded Funds                             5.7%
Metal & Mineral Mining                            4.8%
Other                                             4.1%

  EXPENSE EXAMPLE (UNAUDITED)                          June 30, 2007

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including short-term trading fees and exchange fees; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

* ACTUAL EXPENSES. The first line of the following table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

* HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second line of the following table for each fund provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct or transactional costs, such as small account, exchange or short-term trading fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct or transactional costs were included, your costs would have been higher.

  EXPENSE EXAMPLE (UNAUDITED)                                            June 30, 2007


--------------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2007
                                         BEGINNING          ENDING           EXPENSES
                                       ACCOUNT VALUE     ACCOUNT VALUE     PAID DURING
                                       JANUARY 1, 2007   JUNE 30, 2007       PERIOD*
--------------------------------------------------------------------------------------
U.S. TREASURY SECURITIES CASH FUND
Based on Actual Fund Return               $1,000.00         $1,021.30        $ 4.61
Based on Hypothetical 5% Yearly
  Return                                  $1,000.00         $1,020.23        $ 4.61
--------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES SAVINGS
  FUND
Based on Actual Fund Return               $1,000.00         $1,024.00        $ 2.26
Based on Hypothetical 5% Yearly
  Return                                  $1,000.00         $1,022.56        $ 2.26
--------------------------------------------------------------------------------------
NEAR-TERM TAX FREE FUND
Based on Actual Fund Return               $1,000.00         $1,007.90        $ 2.24
Based on Hypothetical 5% Yearly
  Return                                  $1,000.00         $1,022.56        $ 2.26
--------------------------------------------------------------------------------------
TAX FREE FUND
Based on Actual Fund Return               $1,000.00         $1,001.20        $ 3.47
Based on Hypothetical 5% Yearly
  Return                                  $1,000.00         $1,021.32        $ 3.51
--------------------------------------------------------------------------------------
ALL AMERICAN EQUITY FUND
Based on Actual Fund Return               $1,000.00         $1,136.40        $ 9.27
Based on Hypothetical 5% Yearly
  Return                                  $1,000.00         $1,016.12        $ 8.75
--------------------------------------------------------------------------------------
CHINA REGION OPPORTUNITY FUND
Based on Actual Fund Return               $1,000.00         $1,196.40        $10.95
Based on Hypothetical 5% Yearly
  Return                                  $1,000.00         $1,014.83        $10.04
--------------------------------------------------------------------------------------
GLOBAL RESOURCES FUND
Based on Actual Fund Return               $1,000.00         $1,192.70        $ 5.17
Based on Hypothetical 5% Yearly
  Return                                  $1,000.00         $1,020.08        $ 4.76
--------------------------------------------------------------------------------------
WORLD PRECIOUS MINERALS FUND
Based on Actual Fund Return               $1,000.00         $1,039.60        $ 5.11
Based on Hypothetical 5% Yearly
  Return                                  $1,000.00         $1,019.79        $ 5.06
--------------------------------------------------------------------------------------
GOLD SHARES FUND
Based on Actual Fund Return               $1,000.00         $  932.80        $ 6.33
Based on Hypothetical 5% Yearly
  Return                                  $1,000.00         $1,018.25        $ 6.61
--------------------------------------------------------------------------------------

*These calculations are based on expenses incurred in the most recent fiscal half-year. The funds' annualized six-month expense ratios (after reimbursements and offsets) for the six-month period ended June 30, 2007, were 0.92%, 0.45%, 0.45%, 0.70%, 1.75%, 2.01%,
0.95%, 1.01% and 1.32%, respectively, for the U.S. Treasury Securities Cash, U.S. Government Securities Savings, Near-Term Tax Free, Tax Free, All American Equity, China Region Opportunity, Global Resources, World Precious Minerals and Gold Shares Funds. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, then divided by 365 days in the current fiscal year.

U.S. TREASURY SECURITIES CASH FUND

  PORTFOLIO OF INVESTMENTS                                              June 30, 2007

UNITED STATES
GOVERNMENT                             COUPON   MATURITY   PRINCIPAL
OBLIGATIONS 55.74%                      RATE      DATE      AMOUNT          VALUE

UNITED STATES TREASURY BILLS 51.44%
-------------------------------------------------------------------------------------
                               Yield    4.98%   07/05/07  $ 20,000,000   $ 19,989,139
                               Yield    4.48%   07/26/07    20,000,000     19,938,055
                               Yield    4.97%   10/04/07    20,000,000     19,743,764
                                                                         ------------
                                                                           59,670,958

UNITED STATES TREASURY NOTE 4.30%
-------------------------------------------------------------------------------------
                                        4.63%   02/29/08     5,000,000      4,987,074

-------------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT OBLIGATIONS                                 64,658,032
-------------------------------------------------------------------------------------
  (cost $64,658,032)

REPURCHASE AGREEMENTS 43.93%
Joint Tri-Party Repurchase
  Agreements, 07/02/07,
  collateralized by U.S.
  Treasury securities held in
  joint tri-party repurchase
  accounts:

4.10% Bear Stearns, repurchase
  price $28,975,854                     4.10%   07/02/07    28,965,957     28,965,957
4.20% UBS Financial Services,
  Inc., repurchase price
  $22,007,700                           4.20%   07/02/07    22,000,000     22,000,000

-------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS                                                50,965,957
-------------------------------------------------------------------------------------
  (cost $50,965,957)

-------------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.67%                                                  115,623,989
-------------------------------------------------------------------------------------
  (cost $115,623,989)
Other assets and liabilities, net 0.33%                                       387,576
                                                                         ------------

NET ASSETS 100%                                                          $116,011,565
                                                                         ------------


See notes to portfolios of investments and notes to financial statements.

48


U.S. GOVERNMENT SECURITIES SAVINGS FUND


  PORTFOLIO OF INVESTMENTS                                             June 30, 2007



UNITED STATES
GOVERNMENT AND AGENCY                 COUPON   MATURITY     PRINCIPAL
OBLIGATIONS 100.20%                    RATE      DATE        AMOUNT        VALUE
FEDERAL FARM CREDIT BANK 32.96%
------------------------------------------------------------------------------------
Discount Notes:
                               Yield  4.80%    07/02/07  $ 50,000,000   $ 49,993,333
                               Yield  5.17%    07/05/07    15,000,000     14,991,478
                               Yield  5.18%    07/16/07    15,721,000     15,687,331
                               Yield  5.20%    07/23/07     5,000,000      4,984,478
                               Yield  5.19%    07/26/07    18,000,000     17,935,625
Fixed Rates:
                                      4.63%    07/03/07     3,000,000      2,999,886
                                      4.20%    07/30/07     3,000,000      2,997,802
                                      5.30%    08/16/07     3,000,000      3,000,200
                                      2.63%    09/17/07     4,903,000      4,876,136
                                      2.63%    09/24/07     2,000,000      1,988,257
                                      3.45%    09/24/07     2,000,000      1,991,908
                                      3.90%    10/29/07     1,000,000        995,568
                                      3.65%    12/03/07     2,500,000      2,483,429
                                      4.00%    12/10/07     1,100,000      1,094,053
                                      4.75%    12/28/07     1,385,000      1,381,558
                                      3.55%    01/28/08     1,000,000        990,173
                                      3.22%    03/03/08     1,000,000        986,792
                                      3.75%    06/02/08     2,000,000      1,972,088
                                      3.97%    06/17/08     3,300,000      3,260,654
Variable Rate:
                                      5.17%    10/26/07    20,000,000     19,998,408
                                                                        ------------
                                                                         154,609,157

FEDERAL HOME LOAN BANK 67.24%
------------------------------------------------------------------------------------
Discount Notes:
                               Yield  5.08%    07/02/07    30,000,000     29,995,778
                               Yield  5.09%    07/03/07    20,000,000     19,994,355
                               Yield  4.88%    07/05/07    42,588,000     42,564,926
                               Yield  5.17%    07/06/07    30,000,000     29,978,540
                               Yield  5.17%    07/11/07    30,000,000     29,957,083
                               Yield  5.17%    07/13/07    30,000,000     29,948,450
                               Yield  5.18%    07/20/07    62,516,000     62,345,827
                               Yield  5.15%    07/26/07    19,263,000     19,194,375
                               Yield  5.18%    07/27/07    20,000,000     19,925,539
Fixed Rates:
                                      2.50%    07/09/07     1,000,000        999,422
                                      4.30%    08/02/07     2,000,000      1,998,156
                                      5.25%    08/03/07     1,000,000        999,774
                                      3.00%    08/06/07     1,000,000        997,831
                                      4.75%    08/17/07     1,200,000      1,199,121
                                      3.40%    08/27/07     1,770,000      1,765,032

See notes to portfolios of investments and notes to financial statements.

                                                                    49


U.S. GOVERNMENT SECURITIES SAVINGS FUND

  PORTFOLIO OF INVESTMENTS                                             June 30, 2007


UNITED STATES
GOVERNMENT AND AGENCY                 COUPON   MATURITY     PRINCIPAL
OBLIGATIONS                            RATE      DATE        AMOUNT        VALUE

FEDERAL HOME LOAN BANK (CONT'D)
------------------------------------------------------------------------------------
                                      3.38%    09/07/07  $  1,500,000   $  1,494,835
                                      4.35%    09/28/07     4,000,000      3,990,880
                                      3.60%    10/19/07     1,000,000        994,982
                                      3.25%    10/26/07     1,000,000        993,376
                                      3.40%    11/09/07     1,000,000        993,361
                                      3.70%    12/10/07     2,000,000      1,986,204
                                      3.12%    01/29/08     1,885,000      1,862,194
                                      3.35%    03/17/08     2,125,000      2,096,689
                                      5.25%    04/04/08     5,000,000      4,998,713
                                      3.50%    05/21/08     1,000,000        985,604
                                      3.65%    05/23/08     1,200,000      1,182,510
Step Coupon:
                                      3.50%    07/09/08     2,000,000      1,999,120
                                                                        ------------
                                                                         315,442,677

------------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.20%                                                470,051,834
------------------------------------------------------------------------------------
  (cost $470,051,834)
Other assets and liabilities, net
  (0.20)%                                                                   (957,329)
                                                                        ------------

NET ASSETS 100%                                                         $469,094,505
                                                                        ------------


See notes to portfolios of investments and notes to financial statements.

NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                                June 30, 2007

                                         COUPON    MATURITY     PRINCIPAL
MUNICIPAL BONDS 96.96%                    RATE       DATE        AMOUNT        VALUE
ALABAMA 5.64%
---------------------------------------------------------------------------------------
DCH Health Care Authority Facilities
  Revenue                                 5.00%    06/01/09   $  250,000    $   254,027
Jefferson County, Alabama Limited
  Obligation, Series A                    5.00%    01/01/08      300,000        301,680
Mountain Brook City Board of Education
  Capital Outlay                          4.00%    02/15/15      200,000        198,568
                                                                            -----------
                                                                                754,275

ALASKA 2.21%
---------------------------------------------------------------------------------------
Alaska Municipal Bond Bank Authority,
  Series A                                4.00%    02/01/16      300,000        296,349

ARIZONA 2.21%
---------------------------------------------------------------------------------------
Pima County Unified School District, GO
  Unlimited, Refunding                    3.70%    07/01/12      300,000        295,554

CALIFORNIA 2.36%
---------------------------------------------------------------------------------------
Association of Bay Area Governments
  (ABAG) Finance Authority, Series C      4.00%    03/01/08      100,000         99,735
San Diego, California Community College
  District, GO Unlimited (ZCB)            4.34%(1) 05/01/15      300,000        215,901
                                                                            -----------
                                                                                315,636

CONNECTICUT 1.99%
---------------------------------------------------------------------------------------
Connecticut State, Series D, GO
  Unlimited                              5.375%    11/15/18      250,000        266,302

DELAWARE 1.52%
---------------------------------------------------------------------------------------
Delaware Transportation Authority
  System Revenue                          5.50%    07/01/08      200,000        203,308

DISTRICT OF COLUMBIA 1.15%
---------------------------------------------------------------------------------------
District of Columbia, Unrefunded,
  Series B                                5.50%    06/01/09      150,000        154,500

FLORIDA 3.43%
---------------------------------------------------------------------------------------
Florida State Board of Education
  Capital Outlay, Series B, GO            5.25%    06/01/11      175,000        178,797
Jacksonville Transportation Authority,
  GO                                      6.50%    07/01/07      280,000        280,000
                                                                            -----------
                                                                                458,797

ILLINOIS 9.30%
---------------------------------------------------------------------------------------
Chicago Water Revenue (ZCB)               5.05%(1) 11/01/08      275,000        261,376


See notes to portfolios of investments and notes to financial statements.

                                                                    51


NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                               June 30, 2007

                                         COUPON   MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE        AMOUNT        VALUE

ILLINOIS (CONT'D)
--------------------------------------------------------------------------------------
Cook County, Illinois Capital
  Improvement, GO Unlimited,
  Prerefunded, Series A                   5.25%   11/15/14   $  300,000    $   312,120
Illinois Finance Authority Revenue,
  Refunding                               5.00%   07/01/16      390,000        411,801
Illinois State Sales Tax Revenue          6.00%   06/15/09      250,000        259,828
                                                                           -----------
                                                                             1,245,125

INDIANA 4.83%
--------------------------------------------------------------------------------------
Indiana State Finance Authority
  Revenue, Refunding                      4.00%   05/01/12      350,000        349,377
Tippecanoe County, Indiana School
  Improvements                            4.00%   01/15/15      300,000        297,495
                                                                           -----------
                                                                               646,872

IOWA 3.81%
--------------------------------------------------------------------------------------
Ames, Iowa Hospital Revenue, Refunding    5.00%   06/15/15      300,000        312,342
Johnston Community School District, GO
  Unlimited                               4.00%   06/01/16      200,000        197,780
                                                                           -----------
                                                                               510,122

KANSAS 3.36%
--------------------------------------------------------------------------------------
Kansas State Development Finance
  Authority Revenue                       4.00%   10/01/15      200,000        199,018
Kansas State Development Finance
  Authority Revenue, Scientific
  Research                                5.00%   10/01/07      250,000        250,680
                                                                           -----------
                                                                               449,698

MASSACHUSETTS 1.76%
--------------------------------------------------------------------------------------
Massachusetts State Health &
  Educational Facilities Authority
  Revenue, Series D                       5.00%   10/01/07      135,000        135,070
Massachusetts State, Series C, GO        4.625%   10/01/08      100,000        100,996
                                                                           -----------
                                                                               236,066

MICHIGAN 0.98%
--------------------------------------------------------------------------------------
Detroit, Michigan Local Development
  Financial Authority, Series A           5.20%   05/01/10      130,000        131,158

MISSOURI 1.70%
--------------------------------------------------------------------------------------
Missouri State Health & Educational
  Facilities Authority Revenue,
  Series A                                6.75%   05/15/13      200,000        228,134

NEVADA 1.47%
--------------------------------------------------------------------------------------
North Las Vegas, GO Limited               4.00%   03/01/16      200,000        196,686

See notes to portfolios of investments and notes to financial statements.

52


NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                               June 30, 2007


                                         COUPON   MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE        AMOUNT        VALUE
NEW JERSEY 3.79%
--------------------------------------------------------------------------------------
New Jersey State                         5.125%   05/01/10   $  250,000    $   257,758
New Jersey State Transportation Trust
  Fund Authority, Series D                4.00%   06/15/14      250,000        249,395
                                                                           -----------
                                                                               507,153

NEW YORK 10.65%
--------------------------------------------------------------------------------------
Hempstead Township, Series B, GO
  Unlimited Tax                          5.375%   11/15/10      120,000        121,910
New York City Transitional Financial
  Authority Revenue, Series A             5.25%   11/01/08      225,000        229,390
New York State Throughway Authority
  Service Contract Revenue,
  Prerefunded, Local Highway & Bridge,
  Series A2                              5.375%   04/01/10       47,000         48,020
New York State Throughway Authority
  Service Contract Revenue, Unrefunded,
  Local Highway & Bridge, Series A2      5.375%   04/01/10      153,000        156,354
New York State, GO                        5.00%   03/01/08      250,000        252,090
New York, New York, Series B              5.25%   08/01/09      200,000        205,238
New York, New York, Series C              3.50%   08/01/07      300,000        299,886
Schenectady Metroplex Development
  Authority Revenue, Series A             5.00%   12/15/12      110,000        112,042
                                                                           -----------
                                                                             1,424,930

OHIO 1.50%
--------------------------------------------------------------------------------------
Ohio State Higher Education, Series B,
  GO                                      4.25%   11/01/07      200,000        200,300

OREGON 0.96%
--------------------------------------------------------------------------------------
Oregon State Department Transportation
  Highway                                 5.00%   11/15/09      125,000        128,209

SOUTH CAROLINA 7.09%
--------------------------------------------------------------------------------------
Horry County Hospitality Fee Special
  Obligation                              5.00%   04/01/10      200,000        204,346
Jasper County School District, GO
  Unlimited                               4.00%   03/01/15      195,000        194,101
South Carolina State Public Service
  Authority Revenue, Refunding,
  Series B                                5.00%   01/01/08      250,000        251,485
Spartanburg County School District       3.875%   04/01/12      300,000        298,638
                                                                           -----------
                                                                               948,570

TENNESSEE 2.33%
--------------------------------------------------------------------------------------
Tennessee State, GO Unlimited,
  Refunding, Series A                     5.00%   05/01/11      300,000        311,166


See notes to portfolios of investments and notes to financial statements.

                                                                    53


NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                                June 30, 2007


                                         COUPON    MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE       DATE        AMOUNT        VALUE
TEXAS 14.77%
---------------------------------------------------------------------------------------
Arlington Refunding, Series A             5.00%    08/15/08   $  200,000    $   202,622
Gulf Coast Industrial Development
  Authority Pollution Control Revenue     4.95%    07/01/07      385,000        385,000

Killeen, Texas Independent School
  District, GO Unlimited, Prerefunded     5.00%    02/15/09      310,000        312,288
Killeen, Texas Independent School
  District, GO Unlimited, Unrefunded      5.00%    02/15/09       90,000         90,632
Lewisville, Texas Independent School
  District, GO Unlimited, Refunding
  (ZCB)                                   4.04%(1) 08/15/15      400,000        280,804
San Antonio Water System Revenue          5.00%    05/15/13      100,000        103,287
San Antonio, Texas Water Revenue,
  Refunding, Series A (VR)                3.72%    05/15/33      400,000        400,000
Texas Turnpike Authority Revenue          5.00%    06/01/08      200,000        202,128
                                                                            -----------
                                                                              1,976,761

UTAH 1.52%
---------------------------------------------------------------------------------------
Utah Transit Authority Sales Tax &
  Transportation Revenue                  4.90%    12/15/09      200,000        203,008

VIRGINIA 4.72%
---------------------------------------------------------------------------------------
Virgina State Public Building Authority
  & Public Facilities Revenue,
  Refunding, Series A                     5.00%    08/01/12      300,000        313,641
Virginia College Building Authority,
  Series A                                5.00%    09/01/15      300,000        318,540
                                                                            -----------
                                                                                632,181

WASHINGTON 0.78%
---------------------------------------------------------------------------------------
Clark County, Washington School
  District, GO Unlimited                 5.125%    12/01/11      100,000        104,540

WISCONSIN 1.13%
---------------------------------------------------------------------------------------
Milwaukee, Wisconsin, Series L, GO        4.60%    12/15/13      150,000        151,710

---------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS                                                        12,977,110
---------------------------------------------------------------------------------------
  (cost $13,014,650)


See notes to portfolios of investments and notes to financial statements.

54


NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                               June 30, 2007


                                         COUPON   MATURITY    PRINCIPAL
REPURCHASE AGREEMENT 0.64%                RATE      DATE       AMOUNT         VALUE
Joint Tri-Party Repurchase Agreement,
  Bear Stearns, 06/29/07, 4.10%, due
  07/02/07, repurchase price $85,164,
  collateralized by U.S. Treasury
  securities held in a joint tri-party
  account (cost $85,135)                  4.10%   07/02/07   $   85,135    $    85,135

--------------------------------------------------------------------------------------
TOTAL INVESTMENTS 97.60%                                                    13,062,245
--------------------------------------------------------------------------------------
  (cost $13,099,785)
Other assets and liabilities, net 2.40%                                        321,172
                                                                           -----------

NET ASSETS 100%                                                            $13,383,417
                                                                           -----------

(1)Represents Yield

See notes to portfolios of investments and notes to financial statements.

TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                               June 30, 2007


                                         COUPON    MATURITY    PRINCIPAL
MUNICIPAL BONDS 95.09%                    RATE       DATE       AMOUNT        VALUE
ALABAMA 5.41%
--------------------------------------------------------------------------------------
Alabama 21st Century Authority Tobacco
  Settlement Revenue                      5.75%    12/01/19   $ 275,000    $   288,590
Alabama State, GO Unlimited, Series A    4.625%    09/01/22     375,000        380,152
Mountain Brook City Board of Education
  Capital Outlay                          4.00%    02/15/15     195,000        193,604
                                                                           -----------
                                                                               862,346

CALIFORNIA 6.53%
--------------------------------------------------------------------------------------
Anaheim, California City School
  District, Capital Appreciation,
  Election 2002, GO Unlimited (ZCB)       4.60%(1) 08/01/28     580,000        211,723
California State, GO Unlimited           4.750%    03/01/34     205,000        204,067
Campbell, California Union High School
  District, GO Unlimited                 4.750%    08/01/34     300,000        300,882
San Diego, California Community College
  District, GO Unlimited (ZCB)            4.34%(1) 05/01/15     450,000        323,851
                                                                           -----------
                                                                             1,040,523

COLORADO 0.96%
--------------------------------------------------------------------------------------
Colorado Health Facility Authority
  Revenue                                 5.00%    09/01/16     150,000        153,094

FLORIDA 4.90%
--------------------------------------------------------------------------------------
Florida Board of Education, GO
  Unlimited, Refunding, Series C          4.50%    06/01/28     300,000        289,731
St. Lucie County Florida Sales Tax
  Revenue                                 5.25%    10/01/23     465,000        490,738
                                                                           -----------
                                                                               780,469

GEORGIA 5.83%
--------------------------------------------------------------------------------------
Atlanta Development Authority Revenue     5.25%    07/01/22     500,000        514,565
Chatham County Hospital Authority
  Revenue, Series A                       5.50%    01/01/34     405,000        414,975
                                                                           -----------
                                                                               929,540

ILLINOIS 8.12%
--------------------------------------------------------------------------------------
Du Page County, Refunding                 5.60%    01/01/21     490,000        537,951
Illinois Development Financing
  Authority Hospital Revenue, Adventist
  Health Systems                          5.65%    11/15/24     435,000        455,758
Illinois Regional Transportation
  Authority Revenue, Series A             7.20%    11/01/20     250,000        300,678
                                                                           -----------
                                                                             1,294,387


See notes to portfolios of investments and notes to financial statements.

56


TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                              June 30, 2007


                                         COUPON   MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE        AMOUNT        VALUE
KANSAS 8.66%
-------------------------------------------------------------------------------------
Kansas State Development Finance
  Authority Hospital Revenue, Series Z    5.00%   12/15/12   $ 500,000    $   518,515
Kansas State Development Finance
  Authority Revenue                       4.00%   10/01/15     250,000        248,773
University of Kansas Hospital Authority
  Health Facilities Revenue              5.625%   09/01/27     570,000        612,459
                                                                          -----------
                                                                            1,379,747

MARYLAND 1.97%
-------------------------------------------------------------------------------------
Maryland State Health & Higher
  Educational Facilities Authority
  Revenue                                 5.75%   07/01/21     300,000        313,776

MICHIGAN 3.79%
-------------------------------------------------------------------------------------
Detroit, Michigan Local Development
  Financing Authority, Refunding,
  Series A                               5.375%   05/01/18     300,000        302,538
Macomb County Building Authority, GO
  Limited                                 4.50%   11/01/23     300,000        300,828
                                                                          -----------
                                                                              603,366

MISSOURI 2.60%
-------------------------------------------------------------------------------------
St. Louis Airport Development Program,
  Prerefunded, Series A                   5.00%   07/01/11     165,000        171,336
St. Louis Airport Development Program,
  Unrefunded, Series A                    5.00%   07/01/11     235,000        243,848
                                                                          -----------
                                                                              415,184

NEW JERSEY 4.92%
-------------------------------------------------------------------------------------
New Jersey Health Care Facilities
  Financing Authority Revenue            4.375%   07/01/10     460,000        461,596
New Jersey State Transportation
  Authority, Series A                     5.00%   06/15/13     315,000        321,895
                                                                          -----------
                                                                              783,491

NEW YORK 4.53%
-------------------------------------------------------------------------------------
New York, GO Unlimited, Prerefunded,
  Series H                                5.25%   03/15/14     450,000        464,882
New York, GO Unlimited, Prerefunded,
  Series J                                5.00%   05/15/12     200,000        206,166
New York, GO Unlimited, Unrefunded
  Balance, Series J                       5.00%   05/15/12      50,000         51,369
                                                                          -----------
                                                                              722,417


See notes to portfolios of investments and notes to financial statements.

                                                                    57


TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                              June 30, 2007


                                         COUPON   MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE        AMOUNT        VALUE
OHIO 3.11%
-------------------------------------------------------------------------------------
Ohio State Mental Health Facilities
  Revenue                                 5.50%   06/01/15   $ 300,000    $   316,665
South Euclid Special Assessment, GO
  Limited Tax                             6.70%   12/01/14     165,000        178,916
                                                                          -----------
                                                                              495,581

PENNSYLVANIA 1.58%
-------------------------------------------------------------------------------------
Chester County Health & Educational
  Facilities Authority Revenue            5.00%   05/15/08     250,000        252,443

PUERTO RICO 2.00%
-------------------------------------------------------------------------------------
Puerto Rico Electric Power Authority
  Revenue, Series II                     5.125%   07/01/26     300,000        318,426

RHODE ISLAND 3.49%
-------------------------------------------------------------------------------------
Rhode Island State Health & Educational
  Building Corporation Revenue            6.50%   08/15/32     500,000        556,995

SOUTH CAROLINA 6.29%
-------------------------------------------------------------------------------------
Piedmont Municipal Power Agency, South
  Carolina Electric Revenue, Refunding,
  Subseries B-3 (VR)                      3.72%   01/01/34     750,000        750,000
South Carolina Jobs Economic
  Development Authority Revenue           5.00%   11/01/23     250,000        253,395
                                                                          -----------
                                                                            1,003,395

TENNESSEE 1.34%
-------------------------------------------------------------------------------------
Memphis, Tennessee Sanitary Sewage
  System Revenue, Refunding               5.00%   05/01/20     200,000        213,474

TEXAS 15.63%
-------------------------------------------------------------------------------------
Baytown, Texas GO Limited                 4.50%   02/01/27     250,000        240,235
Duncanville, Texas Independent School
  District, GO Unlimited, Prerefunded,
  Series B                                5.25%   02/15/32     495,000        520,374
Duncanville, Texas Independent School
  District, GO Unlimited, Unrefunded,
  Series B                                5.25%   02/15/32       5,000          5,171
Goose Creek, Texas Independent School
  District Schoolhouse, GO Unlimited,
  Series A (WI)                           5.25%   02/15/18     370,000        396,955
Greenville, Texas Independent School
  District, GO Unlimited, Refunding       4.00%   08/15/17     120,000        115,554
Houston Community College System
  Revenue, Refunding                      4.00%   04/15/17     300,000        292,161
North Texas Municipal Water District
  Regional Solid Waste Disposal System
  Revenue                                 4.25%   09/01/17     385,000        384,038
Travis County, Texas, GO Limited          4.40%   03/01/26     250,000        237,160


See notes to portfolios of investments and notes to financial statements.

58


TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                              June 30, 2007


                                         COUPON   MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE        AMOUNT        VALUE

TEXAS (CONT'D)
-------------------------------------------------------------------------------------
White Settlement, Texas Independent
  School District, GO Unlimited          4.125%   08/15/15   $ 300,000    $   299,067
                                                                          -----------
                                                                            2,490,715

VERMONT 1.90%
-------------------------------------------------------------------------------------
Vermont Educational & Health Buildings
  Financing Agency Revenue, Vermont Law
  School Project, Series A               5.375%   01/01/23     300,000        303,024

WASHINGTON 1.53%
-------------------------------------------------------------------------------------
Spokane County, Washington School
  District, GO Unlimited                  5.05%   06/01/22     255,000        244,020

-------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS                                                      15,156,413
-------------------------------------------------------------------------------------
  (cost $14,845,135)

REPURCHASE AGREEMENT 6.35%

Joint Tri-Party Repurchase Agreement,
  Bear Stearns, 06/29/07, 4.10%, due
  07/02/07, repurchase price
  $1,012,716, collateralized by U.S.
  Treasury securities held in a joint
  tri-party account (cost $1,012,370)     4.10%   07/02/07   1,012,370      1,012,370

-------------------------------------------------------------------------------------
TOTAL INVESTMENTS 101.44%                                                  16,168,783
-------------------------------------------------------------------------------------
  (cost $15,857,505)
Other assets and liabilities, net (1.44)%                                    (228,791)
                                                                          -----------

NET ASSETS 100%                                                           $15,939,992
                                                                          -----------

(1)Represents Yield

See notes to portfolios of investments and notes to financial statements.

ALL AMERICAN EQUITY FUND

  PORTFOLIO OF INVESTMENTS                                                June 30, 2007


COMMON STOCKS 92.82%                                           SHARES             VALUE
AEROSPACE/DEFENSE 2.96%
---------------------------------------------------------------------------------------
BE Aerospace, Inc.                                              7,500       $   309,750*
The Boeing Co.                                                  4,000           384,640
                                                                            -----------
                                                                                694,390

APPAREL 4.03%
---------------------------------------------------------------------------------------
Crocs, Inc.                                                    10,000           430,300*
Guess, Inc.                                                     4,500           216,180
Volcom, Inc.                                                    6,000           300,780*
                                                                            -----------
                                                                                947,260

APPLICATIONS SOFTWARE 4.24%
---------------------------------------------------------------------------------------
Activision, Inc.                                               20,000           373,400*
Adobe Systems, Inc.                                             4,500           180,675*
Microsoft Corp.                                                10,000           294,700
Oracle Corp.                                                    7,500           147,825*
                                                                            -----------
                                                                                996,600

AUTO MANUFACTURERS 1.11%
---------------------------------------------------------------------------------------
PACCAR, Inc.                                                    3,000           261,120

CABLE TV 0.04%
---------------------------------------------------------------------------------------
Stream Communications Network, Inc.                            50,000             8,500*

CELLULAR TELECOMMUNICATIONS 0.78%
---------------------------------------------------------------------------------------
Millicom International Cellular S.A.                            2,000           183,280*

CHEMICALS - AGRICULTURAL 2.62%
---------------------------------------------------------------------------------------
Terra Nitrogen Co., L.P.                                        2,500           317,675
The Mosaic Company                                              7,625           297,528*
                                                                            -----------
                                                                                615,203

CHEMICALS & ALLIED PRODUCTS 2.71%
---------------------------------------------------------------------------------------
Terra Industries, Inc.                                         25,000           635,500*

COMPUTERS 3.12%
---------------------------------------------------------------------------------------
Apple Computer, Inc.                                            6,000           732,240*

DIVERSIFIED OPERATIONS 1.23%
---------------------------------------------------------------------------------------
Walter Industries, Inc.                                        10,000           289,600


See notes to portfolios of investments and notes to financial statements.

60


ALL AMERICAN EQUITY FUND

  PORTFOLIO OF INVESTMENTS                                               June 30, 2007


COMMON STOCKS                                                 SHARES             VALUE
E-COMMERCE / SERVICES 1.02%
---------------------------------------------------------------------------------------
Priceline.com, Inc.                                             3,500       $   240,590*

ELECTRONICS & COMPONENTS 3.09%
---------------------------------------------------------------------------------------
NVIDIA Corp.                                                    5,000           206,550*
Research In Motion Ltd.                                         1,500           299,985*
Universal Electronics, Inc.                                     6,000           217,920*
                                                                            -----------
                                                                                724,455

ENTERTAINMENT 1.49%
---------------------------------------------------------------------------------------
Regal Entertaiment Group, Class A                              16,000           350,880

FINANCIAL SERVICES 8.27%
---------------------------------------------------------------------------------------
Franklin Resources, Inc.                                        1,500           198,705
GFI Group, Inc.                                                 1,500           108,720*
IntercontinentalExchange, Inc.                                  2,000           295,700*
MasterCard, Inc., Class A                                       4,000           663,480
Morgan Stanley                                                  6,000           503,280
State Street Corp.                                              2,500           171,000
                                                                            -----------
                                                                              1,940,885

FOOD & BEVERAGES 0.42%
---------------------------------------------------------------------------------------
Kraft Foods, Inc., Class A                                      2,768            97,572

INSURANCE 0.88%
---------------------------------------------------------------------------------------
Assurant, Inc.                                                  3,500           206,220

INTERNET 3.22%
---------------------------------------------------------------------------------------
Akamai Technologies, Inc.                                       8,000           389,120*
Google, Inc., Class A                                             400           209,352*
Stockgroup Information Systems, Inc.                          131,125           158,661*
                                                                            -----------
                                                                                757,133

INTERNET SECURITY 0.48%
---------------------------------------------------------------------------------------
VASCO Data Security International, Inc.                         5,000           113,800*

MACHINERY 4.08%
---------------------------------------------------------------------------------------
Caterpillar, Inc.                                               6,000           469,800
Joy Global, Inc.                                                3,500           204,155
Terex Corp.                                                     3,500           284,550*
                                                                            -----------
                                                                                958,505


See notes to portfolios of investments and notes to financial statements.

                                                                    61


ALL AMERICAN EQUITY FUND

  PORTFOLIO OF INVESTMENTS                                               June 30, 2007


COMMON STOCKS                                                 SHARES             VALUE
MEDICAL - DRUGS 2.85%
---------------------------------------------------------------------------------------
Novo Nordisk AS, Sponsored ADR                                  3,000       $   325,980
Wyeth                                                           6,000           344,040
                                                                            -----------
                                                                                670,020

MEDICAL - HMO 2.08%
---------------------------------------------------------------------------------------
UnitedHealth Group, Inc.                                        6,000           306,840
WellCare Health Plans, Inc.                                     2,000           181,020*
                                                                            -----------
                                                                                487,860

MEDICAL - PRODUCTS 3.12%
---------------------------------------------------------------------------------------
DENTSPLY International, Inc.                                    5,000           191,300
Meridian Bioscience, Inc.                                       7,500           162,450
Stryker Corp.                                                   6,000           378,540
                                                                            -----------
                                                                                732,290

METAL & MINERAL MINING 1.94%
---------------------------------------------------------------------------------------
Cleveland-Cliffs, Inc.                                          2,500           194,175
Fronteer Development Group, Inc.                                7,500            89,250*
Lundin Mining Corp.                                            10,000           121,400*
Mines Management, Inc.                                         15,000            50,550*
                                                                            -----------
                                                                                455,375

MULTIMEDIA 0.91%
---------------------------------------------------------------------------------------
Dolby Laboratories, Inc., Class A                               6,000           212,460*

NETWORKING PRODUCTS 1.78%
---------------------------------------------------------------------------------------
Cisco Systems, Inc.                                            15,000           417,750*

NON-FERROUS METALS 0.54%
---------------------------------------------------------------------------------------
Uranium One, Inc.                                              10,000           127,364*

NUTRITION 0.76%
---------------------------------------------------------------------------------------
Herbalife Ltd.                                                  4,500           178,425

OIL & GAS - INTEGRATED 1.00%
---------------------------------------------------------------------------------------
ConocoPhillips                                                  3,000           235,500

OIL & GAS DRILLING 3.22%
---------------------------------------------------------------------------------------
ENSCO International, Inc.                                       4,500           274,545
GlobalSantaFe Corp.                                             3,000           216,750
Nabors Industries, Ltd.                                         5,000           166,900*


See notes to portfolios of investments and notes to financial statements.

62


ALL AMERICAN EQUITY FUND

  PORTFOLIO OF INVESTMENTS                                               June 30, 2007


COMMON STOCKS                                                 SHARES             VALUE
OIL & GAS DRILLING (CONT'D)
---------------------------------------------------------------------------------------
Noble Corp.                                                     1,000       $    97,520
                                                                            -----------
                                                                                755,715

OIL & GAS EQUIPMENT & SERVICES 2.78%
---------------------------------------------------------------------------------------
Grant Prideco, Inc.                                             4,000           215,320*
GulfMark Offshore, Inc.                                         3,000           153,660*
Tesco Corp.                                                     9,000           283,950*
                                                                            -----------
                                                                                652,930

OIL & GAS EXPLORATION & PRODUCTION 1.16%
---------------------------------------------------------------------------------------
Canadian Oil Sands Trust                                        4,000           123,666
Noble Energy, Inc.                                              2,400           149,736
                                                                            -----------
                                                                                273,402

OIL & GAS REFINING & MARKETING 3.95%
---------------------------------------------------------------------------------------
Holly Corp.                                                    10,000           741,900
Valero Energy Corp.                                             2,500           184,650
                                                                            -----------
                                                                                926,550

PIPELINES 1.06%
---------------------------------------------------------------------------------------
Mueller Water Products, Inc., Class B                          16,524           247,860

PRIVATE CORRECTIONS 1.88%
---------------------------------------------------------------------------------------
Corrections Corporation of America                              7,000           441,770*

RESTAURANTS 2.38%
---------------------------------------------------------------------------------------
Jack in the Box, Inc.                                           5,000           354,700*
McDonald's Corp.                                                4,000           203,040
                                                                            -----------
                                                                                557,740

RETAIL 2.39%
---------------------------------------------------------------------------------------
Gamestop Corp., Class A                                        10,000           391,000*
Pier 1 Imports, Inc.                                           20,000           169,800*
                                                                            -----------
                                                                                560,800

SEMICONDUCTORS 3.30%
---------------------------------------------------------------------------------------
KLA-Tencor Corp.                                                3,000           164,850
MEMC Electronic Materials, Inc.                                 6,000           366,720*
Tessera Technologies, Inc.                                      6,000           243,300*
                                                                            -----------
                                                                                774,870


See notes to portfolios of investments and notes to financial statements.

                                                                    63


ALL AMERICAN EQUITY FUND

  PORTFOLIO OF INVESTMENTS                                               June 30, 2007


COMMON STOCKS                                                 SHARES             VALUE
TELEPHONE - INTEGRATED 1.05%
---------------------------------------------------------------------------------------
AT&T, Inc.                                                      5,962       $   247,423

TELEVISION 0.83%
---------------------------------------------------------------------------------------
Central European Media Enterprises Ltd., Class A                2,000           195,160*

TOBACCO 1.89%
---------------------------------------------------------------------------------------
Altria Group, Inc.                                              4,000           280,560
Reynolds American, Inc.                                         2,500           163,000
                                                                            -----------
                                                                                443,560

TRANSPORTATION 4.22%
---------------------------------------------------------------------------------------
CSX Corp.                                                       7,500           338,100
DryShips, Inc.                                                  3,000           130,140
Eagle Bulk Shipping, Inc.                                       6,000           134,460
Genco Shipping & Trading Ltd.                                   3,000           123,780
Hub Group, Inc., Class A                                        7,500           263,700*
                                                                            -----------
                                                                                990,180

WIRE & CABLE PRODUCTS 1.94%
---------------------------------------------------------------------------------------
General Cable Corp.                                             6,000           454,500*

---------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                          21,793,237
---------------------------------------------------------------------------------------
  (cost $18,198,970)


EXCHANGE-TRADED FUNDS 2.47%
DIAMONDS Trust, Series 1                                        2,500           335,500
Pharmaceutical HOLDRs Trust                                     3,000           244,920

---------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS                                                     580,420
---------------------------------------------------------------------------------------
  (cost $586,820)

WARRANTS 0.04%
METAL & MINERAL MINING 0.04%
---------------------------------------------------------------------------------------
Mines Management, Inc., Warrants (April 2012)
  (cost $10,608)                                                7,500             7,875*


See notes to portfolios of investments and notes to financial statements.

64


ALL AMERICAN EQUITY FUND

  PORTFOLIO OF INVESTMENTS                                                June 30, 2007


PURCHASED OPTIONS 0.83%                                       CONTRACTS       VALUE
GOLD MINING 0.83%
---------------------------------------------------------------------------------------
Goldcorp, Inc., Strike Price 20, Call, Expiration Jan.
  2008 (premium $12,687)                                           21       $    10,710
Goldcorp, Inc., Strike Price 20, Call, Expiration Jan.
  2009 (premium $133,069)                                         162           111,780
Goldcorp, Inc., Strike Price 25, Call, Expiration Jan.
  2009 (premium $102,849)                                         162            72,900

---------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS                                                         195,390
---------------------------------------------------------------------------------------
  (cost $248,605)

---------------------------------------------------------------------------------------
TOTAL SECURITIES                                                             22,576,922
---------------------------------------------------------------------------------------
  (cost $19,045,003)

                                                            PRINCIPAL
REPURCHASE AGREEMENT 4.48%                                   AMOUNT
Joint Tri-Party Repurchase Agreement, Bear Stearns,
  06/29/07, 4.10%, due 07/02/07, repurchase price
  $1,052,501, collateralized by U.S. Treasury securities
  held in a joint tri-party account (cost $1,052,142)       $1,052,142        1,052,142

---------------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.64%                                                    23,629,064
---------------------------------------------------------------------------------------
  (cost $20,097,145)
Other assets and liabilities, net (0.64)%                                      (149,860)
                                                                            -----------

NET ASSETS 100%                                                             $23,479,204
                                                                            -----------


See notes to portfolios of investments and notes to financial statements.

CHINA REGION OPPORTUNITY FUND

  PORTFOLIO OF INVESTMENTS                                                 June 30, 2007

COMMON STOCKS 91.75%                                            SHARES             VALUE
ADVERTISING 1.08%
----------------------------------------------------------------------------------------
Focus Media Holding Ltd., ADR                                   20,000       $ 1,010,000*

AGRICULTURE 0.32%
----------------------------------------------------------------------------------------
IOI Corp., Berhad                                              200,000           301,231

AIRLINES 1.02%
----------------------------------------------------------------------------------------
China Eastern Airlines Corp., Ltd., H shares                 2,000,000           954,062*@

AIRPORT OPERATIONS 0.45%
----------------------------------------------------------------------------------------
Beijing Capital International Airport Co., Ltd.,
  H shares                                                     300,000           422,038

APPAREL 2.41%
----------------------------------------------------------------------------------------
Li Ning Co., Ltd.                                              700,000         1,697,360
Ports Design Ltd.                                              200,000           562,717
                                                                             -----------
                                                                               2,260,077

AUTO MANUFACTURERS 0.77%
----------------------------------------------------------------------------------------
Great Wall Motor Co., H shares                                 500,000           726,417

AUTO PARTS & EQUIPMENT 0.38%
----------------------------------------------------------------------------------------
Xinyi Glass Holdings Co., Ltd.                                 400,000           357,070

BANKS 2.28%
----------------------------------------------------------------------------------------
China Merchants Bank Co., Ltd., H shares                       700,000         2,135,129

BUILDING MATERIALS 0.62%
----------------------------------------------------------------------------------------
Taiwan Cement Corp.                                            500,000           581,857

CASINO HOTELS 0.59%
----------------------------------------------------------------------------------------
NagaCorp Ltd.                                                2,000,000           555,044

CELLULAR TELECOMMUNICATIONS 3.21%
----------------------------------------------------------------------------------------
China Mobile Ltd.                                              280,000         3,011,561

CHEMICAL & PLASTIC PRODUCTS 1.85%
----------------------------------------------------------------------------------------
Formosa Plastics Corp.                                         680,000         1,732,193


See notes to portfolios of investments and notes to financial statements.

66


CHINA REGION OPPORTUNITY FUND

  PORTFOLIO OF INVESTMENTS                                                June 30, 2007


COMMON STOCKS                                                  SHARES             VALUE
CHEMICALS - AGRICULTURAL 2.12%
----------------------------------------------------------------------------------------
Sinofert Holdings Ltd.                                       2,500,000       $ 1,774,478
Spur Ventures, Inc.                                            375,000           218,218*
                                                                             -----------
                                                                               1,992,696

COAL 3.38%
----------------------------------------------------------------------------------------
China Coal Energy Co., H shares                              1,000,000         1,498,875*
China Shenhua Energy Co., Ltd., H shares                       400,000         1,383,773
Western Canadian Coal Corp.                                    110,000           284,950*
                                                                             -----------
                                                                               3,167,598

CONSTRUCTION 7.35%
----------------------------------------------------------------------------------------
China Communications Construction Co., Ltd., H shares          500,000           895,232
China National Building Material Co., Ltd., H shares         1,400,000         3,076,018
China State Construction International Holdings Ltd.           500,000           677,819
Daewoo Engineering & Construction Co., Ltd.                     54,000         1,548,953
Gamuda Berhad                                                  300,000           699,493
                                                                             -----------
                                                                               6,897,515

DISTRIBUTION / WHOLESALE 2.46%
----------------------------------------------------------------------------------------
Esprit Holdings Ltd.                                           125,000         1,585,840
Li & Fung Ltd.                                                 200,000           722,580
                                                                             -----------
                                                                               2,308,420

DIVERSIFIED MINERALS 0.25%
----------------------------------------------------------------------------------------
Caledon Resources plc                                          135,800            98,174*
Erdene Gold, Inc.                                              100,000           140,786*
                                                                             -----------
                                                                                 238,960

DIVERSIFIED OPERATIONS 3.69%
----------------------------------------------------------------------------------------
First Pacific Co., Ltd.                                      1,500,000         1,083,871
Keppel Corp., Ltd.                                             120,000           979,592
Luks Group Vietnam Holdings Co., Ltd.                          400,000           597,504
Wharf Holdings Ltd.                                            200,000           799,315
                                                                             -----------
                                                                               3,460,282

E-COMMERCE / SERVICES 0.46%
----------------------------------------------------------------------------------------
NextMart, Inc.                                                  33,445            10,870*
SINA Corp.                                                      10,000           418,600*
                                                                             -----------
                                                                                 429,470


See notes to portfolios of investments and notes to financial statements.

                                                                    67


CHINA REGION OPPORTUNITY FUND

  PORTFOLIO OF INVESTMENTS                                                June 30, 2007


COMMON STOCKS                                                  SHARES             VALUE
ELECTRONICS & COMPONENTS 1.85%
----------------------------------------------------------------------------------------
Hon Hai Precision Industry Co., Ltd.                           200,000       $ 1,734,881
Yageo Corp., Sponsored GDR                                           1                 2*
                                                                             -----------
                                                                               1,734,883

ENGINEERING SERVICES 0.75%
----------------------------------------------------------------------------------------
Singapore Technologies Engineering Ltd.                        300,000           705,306

FINANCIAL SERVICES 6.01%
----------------------------------------------------------------------------------------
Bumiputra - Commerce Holdings Bhd                              200,000           677,770
Cathay Financial Holding Co., Ltd.                             414,915           994,833
Hong Kong Exchanges & Clearing Ltd.                            120,000         1,697,360
Shenyin Wanguo HK Ltd.                                         600,000           541,743
Singapore Exchange Ltd.                                        270,000         1,728,000
                                                                             -----------
                                                                               5,639,706

FOOD & BEVERAGES 1.47%
----------------------------------------------------------------------------------------
China Mengniu Dairy Co., Ltd.                                  400,000         1,381,216

GOLD MINING 1.42%
----------------------------------------------------------------------------------------
Kingsgate Consolidated Ltd.                                      3,599            16,937
Lihir Gold Ltd.                                                200,000           508,770*
Olympus Pacific Minerals, Inc.                                 430,500           303,042*
Silk Road Resources Ltd.                                       210,000           264,114*
Sino Gold Ltd.                                                  50,000           238,698*
                                                                             -----------
                                                                               1,331,561

HEALTH & PERSONAL CARE 0.77%
----------------------------------------------------------------------------------------
LG Household & Health Care Ltd.                                  5,000           725,226

INSURANCE 3.07%
----------------------------------------------------------------------------------------
China Life Insurance Co., Ltd., H shares                       800,000         2,874,974

INTERNET 1.75%
----------------------------------------------------------------------------------------
Asia Broadband, Inc.                                           500,000            32,500*
Tencent Holdings Ltd.                                          400,000         1,608,860
                                                                             -----------
                                                                               1,641,360

MANUFACTURING 2.91%
----------------------------------------------------------------------------------------
China Infrastructure Machinery Holdings Ltd.                   500,000         1,092,183
Peace Mark Holdings Ltd.                                     1,200,000         1,639,042
                                                                             -----------
                                                                               2,731,225


See notes to portfolios of investments and notes to financial statements.

68


CHINA REGION OPPORTUNITY FUND

  PORTFOLIO OF INVESTMENTS                                                June 30, 2007


COMMON STOCKS                                                  SHARES             VALUE
MARINE SERVICES 1.05%
----------------------------------------------------------------------------------------
Xiamen International Port Co., Ltd., H shares                2,500,000       $   981,558

MEDICAL - PRODUCTS 2.41%
----------------------------------------------------------------------------------------
Shandong Weigao Group Medical Polymer Co., Ltd.,
  H shares                                                   1,000,000         2,263,659

METAL - ALUMINUM 2.18%
----------------------------------------------------------------------------------------
Aluminum Corporation of China Ltd., H shares                 1,000,000         1,688,152
Global Alumina Products Corp.                                  224,000           358,400*
                                                                             -----------
                                                                               2,046,552

METAL - COPPER 2.23%
----------------------------------------------------------------------------------------
Continental Minerals Corp.                                     243,080           363,761*
Jiangxi Copper Co., Ltd., H shares                             900,000         1,512,431
Toledo Mining Corp. plc                                         26,400           214,446*
                                                                             -----------
                                                                               2,090,638

NON-FERROUS METALS 0.05%
----------------------------------------------------------------------------------------
Sterling Group Ventures, Inc.                                  510,000            46,410*

OIL & GAS - INTEGRATED 4.34%
----------------------------------------------------------------------------------------
China Petroleum & Chemical Corp., H shares                   2,000,000         2,215,060
PetroChina Co., Ltd., ADR                                       12,500         1,858,500
                                                                             -----------
                                                                               4,073,560

OIL & GAS EXPLORATION & PRODUCTION 2.72%
----------------------------------------------------------------------------------------
Big Sky Energy Corp.                                           931,250           316,625*
Big Sky Energy Corp. (RS)                                      100,000            32,287*@
CNOOC Ltd.                                                   1,600,000         1,812,973
Green Dragon Gas Ltd.                                           62,949           392,172*
                                                                             -----------
                                                                               2,554,057

PAPER PRODUCTS 1.83%
----------------------------------------------------------------------------------------
Lee & Man Paper Manufacturing Ltd.                             200,000           553,765
Nine Dragons Paper Holdings Ltd.                               500,000         1,165,081
                                                                             -----------
                                                                               1,718,846

PIPELINES 0.55%
----------------------------------------------------------------------------------------
China Gas Holdings Ltd.                                      1,200,000           514,119


See notes to portfolios of investments and notes to financial statements.

                                                                    69


CHINA REGION OPPORTUNITY FUND

  PORTFOLIO OF INVESTMENTS                                                June 30, 2007


COMMON STOCKS                                                  SHARES             VALUE
PRECIOUS METALS 0.40%
----------------------------------------------------------------------------------------
Golden China Resources Corp.                                    52,900       $    31,776*
TVI Pacific, Inc.                                            2,265,714           340,245*
                                                                             -----------
                                                                                 372,021

PUBLISHING 0.06%
----------------------------------------------------------------------------------------
Lingo Media, Inc.                                              431,000            58,656*

REAL ESTATE COMPANIES 4.72%
----------------------------------------------------------------------------------------
China Vanke Co., Ltd., B shares                                375,000           776,454
City Developments Ltd.                                          80,000           903,837
Daying Modern Agricultural Co., Ltd., B shares                       1                 0*
IGB Corp., Berhad                                            1,500,000         1,177,408
Shimao Property Holdings Ltd.                                  700,000         1,568,447*
                                                                             -----------
                                                                               4,426,146

RETAIL 0.00%
----------------------------------------------------------------------------------------
China First Pencil Co., Ltd., B shares                               1                 2*

SCHOOLS 3.18%
----------------------------------------------------------------------------------------
Capital Alliance Group, Inc.                                   981,732         1,428,208*
MegaStudy Co., Ltd.                                              8,000         1,558,695
                                                                             -----------
                                                                               2,986,903

SEMICONDUCTORS 2.20%
----------------------------------------------------------------------------------------
Samsung Electronics Co., Ltd.                                    1,500           918,980
Samsung Techwin Co., Ltd.                                        7,500           395,356
Silicon Motion Technology Corp., ADR                            30,000           744,900*
                                                                             -----------
                                                                               2,059,236

SHIPBUILDING 1.46%
----------------------------------------------------------------------------------------
Samsung Heavy Industries Co., Ltd.                              28,000         1,369,919

SILVER MINING 2.25%
----------------------------------------------------------------------------------------
Silvercorp Metals, Inc.                                        124,500         2,109,179*

STEEL 1.02%
----------------------------------------------------------------------------------------
POSCO                                                            2,000           960,113

TELECOMMUNICATIONS 1.44%
----------------------------------------------------------------------------------------
VTech Holdings Ltd.                                            160,000         1,350,522


See notes to portfolios of investments and notes to financial statements.

70


CHINA REGION OPPORTUNITY FUND

  PORTFOLIO OF INVESTMENTS                                                June 30, 2007


COMMON STOCKS                                                  SHARES             VALUE
TRANSPORTATION 2.97%
----------------------------------------------------------------------------------------
China COSCO Holdings Co., Ltd., H shares                     1,425,000       $ 2,048,419
Cosco Corp. (Singapore) Ltd.                                   300,000           732,735
                                                                             -----------
                                                                               2,781,154

----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                           86,070,327
----------------------------------------------------------------------------------------
  (cost $63,346,230)


EXCHANGE-TRADED FUNDS 1.02%
iShares FTSE/Xinhua A50 China Tracker                           40,000           855,842
streetTRACKS Gold Trust                                          1,500            96,405*

----------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS                                                      952,247
----------------------------------------------------------------------------------------
  (cost $762,127)

WARRANTS 0.00%
METAL - COPPER 0.00%
----------------------------------------------------------------------------------------
Verona Development Corp., Warrants (April 2008)
  (cost $0)                                                    400,000                 0*@

----------------------------------------------------------------------------------------
TOTAL SECURITIES                                                              87,022,574
----------------------------------------------------------------------------------------
  (cost $64,108,357)

                                                            PRINCIPAL
REPURCHASE AGREEMENT 9.19%                                    AMOUNT
Joint Tri-Party Repurchase Agreement, Bear Stearns,
  06/29/07, 4.10%, due 07/02/07, repurchase price
  $8,619,497, collateralized by U.S. Treasury securities
  held in a joint tri-party account (cost $8,616,553)       $8,616,553         8,616,553

----------------------------------------------------------------------------------------
TOTAL INVESTMENTS 101.96%                                                     95,639,127
----------------------------------------------------------------------------------------
  (cost $72,724,910)
Other assets and liabilities, net (1.96)%                                     (1,834,409)
                                                                             -----------

NET ASSETS 100%                                                              $93,804,718
                                                                             -----------


See notes to portfolios of investments and notes to financial statements.

GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                   June 30, 2007


COMMON STOCKS 86.04%                                            SHARES               VALUE
AGRICULTURE 0.13%
----------------------------------------------------------------------------------------------
IOI Corp., Berhad                                            1,150,000      $    1,732,078

ALUMINUM 0.25%
----------------------------------------------------------------------------------------------
Global Alumina Products Corp.                                2,200,000           3,520,000*

BUILDING MATERIALS 0.54%
----------------------------------------------------------------------------------------------
Polaris Minerals Corp.                                         604,100           7,444,585*

CHEMICALS & ALLIED PRODUCTS 0.77%
----------------------------------------------------------------------------------------------
OM Group, Inc.                                                 200,000          10,584,000*

COAL 3.96%
----------------------------------------------------------------------------------------------
Arch Coal, Inc.                                                180,000           6,264,000
Bounty Industries Ltd.                                      22,000,000           1,660,286*+
Caledon Resources plc                                        3,016,600           2,180,803*
Coalcorp Mining, Inc.                                        1,495,660           6,288,945*
CONSOL Energy, Inc.                                             83,400           3,845,574
Fording Canadian Coal Trust                                    400,000          13,139,988
Macarthur Coal Ltd.                                          1,250,000           7,175,776
NEMI Northern Energy & Mining, Inc.                          1,014,460             485,593*
Peabody Energy Corp.                                           185,000           8,950,300
Western Canadian Coal Corp.                                  1,855,000           4,805,294*
                                                                            --------------
                                                                                54,796,559

DATA PROCESSING & SOFTWARE 0.01%
----------------------------------------------------------------------------------------------
Stockgroup Information Systems, Inc.                           154,000             186,340*

DIAMOND MINING & EXPLORATION 0.21%
----------------------------------------------------------------------------------------------
Diagem, Inc.                                                 3,004,000             225,557*
Diamond Fields International Ltd.                              112,000              14,191*
Diamond Fields International Ltd., 144A (RS)                 9,000,000           1,083,345*@
Diamonds North Resources Ltd.                                  177,000             142,869*
Rockwell Diamonds, Inc., 144A                                  950,000             624,149*
Vaaldiam Resources Ltd.                                        994,001             811,658*
Verena Minerals Corp.                                           16,000               5,406*
                                                                            --------------
                                                                                 2,907,175

ELECTRIC - INTEGRATED 3.73%
----------------------------------------------------------------------------------------------
Ameren Corp.                                                   250,000          12,252,500
Consolidated Edison, Inc.                                      300,000          13,536,000
Progress Energy, Inc.                                          280,000          12,765,200


See notes to portfolios of investments and notes to financial statements.

72


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                  June 30, 2007


COMMON STOCKS                                                  SHARES               VALUE

ELECTRIC - INTEGRATED (CONT'D)
----------------------------------------------------------------------------------------------
Southern Co.                                                   380,000      $   13,030,200
                                                                            --------------
                                                                                51,583,900

FINANCIAL SERVICES 1.35%
----------------------------------------------------------------------------------------------
CI Financial Income Fund                                       318,000           8,088,413
GMP Capital Trust                                              438,000           9,804,590
Jovian Capital Corp.                                         1,038,100             769,721*
                                                                            --------------
                                                                                18,662,724

FISHERIES 0.34%
----------------------------------------------------------------------------------------------
Austevoll Seafood ASA                                          150,000           1,500,763*
Leroy Seafood Group ASA                                        100,000           2,094,285
Marine Harvest                                               1,000,000           1,088,689*
                                                                            --------------
                                                                                 4,683,737

FOOD & BEVERAGES 0.17%
----------------------------------------------------------------------------------------------
CoolBrands International, Inc.                               2,505,000           2,421,653*

FORESTRY 0.45%
----------------------------------------------------------------------------------------------
Sino-Forest Corp., Class A                                     433,900           6,230,860*

GENERAL METAL & MINERAL MINING 7.44%
----------------------------------------------------------------------------------------------
African Copper plc                                           1,530,000           2,673,048*
Altius Minerals Corp.                                          100,000           1,736,355*
Amerigo Resources Ltd.                                           1,500               3,914
Baja Mining Corp.                                            1,693,850           3,227,290*
Blue Pearl Mining Ltd.                                         260,000           3,892,252*
Calibre Mining Corp.                                           807,600             409,314*
Central African Mining & Exploration Co., plc                9,884,367          13,050,909*
Consolidated Minerals Ltd.                                   1,350,000           3,594,460
Consolidated Thompson Iron Mines Ltd.                        1,442,000           8,350,594*
Crowflight Minerals, Inc.                                    1,129,000             996,067*
Dia Bras Exploration, Inc.                                   1,231,800           1,583,900*
European Nickel plc                                            685,782             657,591*
Farallon Resources Ltd.                                      3,097,700           2,238,706*
HudBay Minerals, Inc.                                          225,000           4,700,831*
International Minerals Corp.                                   584,300           3,076,562*
Investika Ltd.                                                 706,500           4,292,140*+
JNR Resources, Inc.                                          1,245,300           2,805,125*
Lundin Mining Corp.                                            252,375           3,046,171*
MBMI Resources, Inc.                                             2,500               7,133*
Minefinders Corp., Ltd.                                        410,500           4,750,542*
Mines Management, Inc.                                         262,970             886,209*


See notes to portfolios of investments and notes to financial statements.

                                                                    73


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                  June 30, 2007


COMMON STOCKS                                                  SHARES               VALUE

GENERAL METAL & MINERAL MINING (CONT'D)
----------------------------------------------------------------------------------------------
Mirabela Nickel Ltd.                                            36,200      $      161,387*
MMX Mineracao e Metalicos SA                                     9,600           5,100,907*
North American Tungsten Corp., Ltd.                            205,000             263,598*
Red Dragon Resources Corp.                                   3,895,000           3,253,601*+
Revett Minerals, Inc.                                        4,705,200           5,255,233*+
Savant Explorations Ltd.                                        54,191              14,241*
Selwyn Resources Ltd.                                          500,000             305,035*
Sterling Group Ventures, Inc.                                  524,700              47,748*
Stingray Resources, Inc.                                     2,125,000           1,755,127*
Terrane Metals Corp.                                         1,125,000             570,182*
Terrane Metals Corp., 144A                                   1,212,000             614,276*
Thompson Creek Metals Co., Inc.                                 74,000           1,107,795*
Titanium Resources Group Ltd.                                1,000,000           1,425,786*
Toledo Mining Corp., plc                                       318,700           2,588,789*
Zimasco Consolidated Enterprises Ltd. (RS)                      22,000               4,840*@
Zinifex Ltd.                                                   905,000          14,442,368
                                                                            --------------
                                                                               102,890,026

GOLD & COPPER MINING 3.50%
----------------------------------------------------------------------------------------------
Continental Minerals Corp.                                   1,026,227           1,532,773*
European Minerals Corp.                                      1,503,250           2,215,123*
Fortress Minerals Corp.                                        703,100             752,296*
Global Copper Corp.                                            215,400             616,613*
Ivanhoe Mines Ltd.                                             531,000           7,525,553*
Los Andes Copper Ltd.                                        1,750,000             936,224*
Northern Dynasty Minerals Ltd.                               1,250,000          14,665,165*^
Northern Dynasty Minerals Ltd., 144A                           250,000           2,933,033*
Northern Orion Resources, Inc.                               1,817,145          10,352,499*
Northern Peru Copper Corp.                                     431,100           4,535,765*
Northgate Minerals Corp.                                         1,150               3,303*
Taseko Mines Ltd.                                              620,000           2,298,559*
                                                                            --------------
                                                                                48,366,906

GOLD MINING 1.99%
----------------------------------------------------------------------------------------------
Canadian Gold Hunter Corp.                                   1,061,000           1,991,647*
Century Mining Corp.                                           292,661             238,974*
Chesapeake Gold Corp.                                          327,057           2,118,066*
Corona Gold Ltd.                                                50,000                 424*@
Crystallex International Corp.                                 155,000             643,250*
GBS Gold International, Inc.                                   618,700           1,573,680*
Glencairn Gold Corp.                                           700,000             361,349*
Gold Fields Ltd.                                               265,000           4,101,958
Gold Fields Ltd., Sponsored ADR                                 60,000             942,000
Kinross Gold Corp.                                                 875              10,175*
Medoro Resources Ltd.                                          830,514             779,496*


See notes to portfolios of investments and notes to financial statements.

74


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                  June 30, 2007


COMMON STOCKS                                                  SHARES               VALUE

GOLD MINING (CONT'D)
----------------------------------------------------------------------------------------------
Metallica Resources, Inc.                                      250,000      $    1,154,442*
Olympus Pacific Minerals, Inc.                                 375,000             263,973*
Pacific Ridge Exploration Ltd.                                 125,000              34,023*
Peak Gold Ltd.                                              11,239,000           6,962,073*
Planet Exploration, Inc.                                       160,000              87,099*
QGX Ltd.                                                       382,300           1,151,798*
Red Back Mining, Inc.                                          240,980           1,198,737*
Reunion Gold Corp.                                             245,000             275,940*
Rusoro Mining Ltd.                                              52,000             129,823*
Rusoro Mining Ltd., 144A                                       433,333           1,081,858*
Silk Road Resources Ltd.                                       240,000             301,844*
TVI Pacific, Inc.                                            5,867,428             881,120*
Virginia Gold Mines, Inc.                                      213,100           1,172,055*
X-Cal Resources Ltd.                                           412,500             120,020*
                                                                            --------------
                                                                                27,575,824

GOLD/MINERAL ROYALTY COMPANIES 0.58%
----------------------------------------------------------------------------------------------
Aberdeen International, Inc.                                   256,250             191,204*
International Royalty Corp.                                  1,211,350           7,810,760
                                                                            --------------
                                                                                 8,001,964

INDEPENDENT POWER PRODUCERS 1.70%
----------------------------------------------------------------------------------------------
Mirant Corp.                                                   245,000          10,449,250*
Reliant Energy, Inc.                                           485,000          13,070,750*
                                                                            --------------
                                                                                23,520,000

MINING MACHINERY 0.91%
----------------------------------------------------------------------------------------------
Joy Global, Inc.                                               215,000          12,540,950

OIL & GAS - INTEGRATED 12.28%
----------------------------------------------------------------------------------------------
ConocoPhillips                                                 365,000          28,652,500
Marathon Oil Corp.                                             590,000          35,376,400
Occidental Petroleum Corp.                                     475,000          27,493,000
PetroChina Co., Ltd., ADR                                      200,000          29,736,000
Petroleo Brasileiro S.A., ADR                                  270,000          28,803,600
Suncor Energy, Inc.                                            220,000          19,782,400
                                                                            --------------
                                                                               169,843,900

OIL & GAS DRILLING 4.17%
----------------------------------------------------------------------------------------------
Diamond Offshore Drilling, Inc.                                110,000          11,171,600
Noble Corp.                                                    434,500          42,372,440


See notes to portfolios of investments and notes to financial statements.

                                                                    75


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                  June 30, 2007


COMMON STOCKS                                                  SHARES               VALUE
OIL & GAS DRILLING (CONT'D)
----------------------------------------------------------------------------------------------
Xtreme Coil Drilling Corp.                                     400,000      $    4,129,710*
                                                                            --------------
                                                                                57,673,750

OIL & GAS EQUIPMENT & SERVICES 10.58%
----------------------------------------------------------------------------------------------
BJ Services Co.                                                400,000          11,376,000
Blackwatch Energy Services Trust                               285,000             468,112
Cameron International Corp.                                    220,000          15,723,400*
Grant Prideco, Inc.                                            260,000          13,995,800*
McDermott International, Inc.                                  577,500          48,001,800*
Petroleum Geo-Services ASA                                     450,000          11,236,646*
Petroleum Geo-Services ASA, ADR                                 40,000             986,800
Petrowest Energy Services Trust                                125,000             867,005
Schlumberger Ltd.                                              515,000          43,744,100
                                                                            --------------
                                                                               146,399,663

OIL & GAS EXPLORATION & PRODUCTION - JUNIOR 6.22%
----------------------------------------------------------------------------------------------
Abraxas Petroleum Corp.                                      1,005,000           4,512,450*
Bankers Petroleum Ltd.                                       2,600,000           1,268,947*
Big Sky Energy Corp.                                         4,072,350           1,384,599*
Big Sky Energy Corp. (RS)                                    1,400,000             452,016*@
Coastal Energy Co.                                           3,100,000           2,153,080*
Coastal Energy Co., 144A                                     4,800,000           3,333,803*
Energy XXI Acquisition Corp.                                   419,000           2,534,950*
Exile Resources, Inc.                                        2,100,000             482,895*+
Foothills Resources, Inc.                                       12,000              13,320*
Foothills Resources, Inc. (RS)                               1,266,667           1,237,534*@
Geopark Holdings Ltd., 144A                                    635,000           4,724,524*
Gran Tierra Energy, Inc.                                     3,883,675           5,514,818*
Green Dragon Gas Ltd.                                          828,831           5,163,617*
Ivory Energy, Inc.                                           4,753,166           3,078,216*+
Legacy Energy LLC, 144A (RS)                                   263,158           5,000,000*@
Pacific Stratus Energy Ltd.                                    493,450           6,664,551*
Pearl Exploration and Production Ltd.                          876,900           4,172,775*
Royalite Petroleum Co., Inc.                                    13,000              16,900*+
Royalite Petroleum Co., Inc. (RS)                            2,233,333           2,293,633*+@
Silverwing Energy, Inc.                                      1,149,400             237,334*
Sound Oil plc                                               13,655,500           1,302,559*
Tyner Resources Ltd.                                           890,000             162,889*
Verona Development Corp.                                       658,800             129,849*
White Nile Ltd.                                             13,229,000          30,249,466*
                                                                            --------------
                                                                                86,084,725


See notes to portfolios of investments and notes to financial statements.

76


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                  June 30, 2007


COMMON STOCKS                                                  SHARES               VALUE
OIL & GAS EXPLORATION & PRODUCTION - SENIOR 8.64%
----------------------------------------------------------------------------------------------
Addax Petroleum Corp.                                          200,000      $    7,478,530
CNOOC Ltd., ADR                                                200,000          22,738,000
Goodrich Petroleum Corp.                                       364,600          12,626,098*
Noble Energy, Inc.                                             450,000          28,075,500
OPTI Canada, Inc.                                              769,100          16,400,537*
Petrobank Energy & Resources Ltd.                              316,500           7,949,261*
Talisman Energy, Inc.                                          670,000          12,954,151
Western Oil Sands, Inc., Class A                               340,000          11,328,547*
                                                                            --------------
                                                                               119,550,624

OIL & GAS REFINING & MARKETING 5.20%
----------------------------------------------------------------------------------------------
BA Energy, Inc. (RS)                                           421,100           3,754,705*@
Frontier Oil Corp.                                             326,250          14,279,962
Holly Corp.                                                    212,000          15,728,280
Sunoco, Inc.                                                   175,000          13,944,000
Tesoro Corp.                                                   203,000          11,601,450
Valero Energy Corp.                                            170,000          12,556,200
                                                                            --------------
                                                                                71,864,597

OIL & GAS ROYALTY TRUSTS 2.16%
----------------------------------------------------------------------------------------------
Canadian Oil Sands Trust                                       500,000          15,458,257
Harvest Energy Trust                                           261,700           8,093,308
San Juan Basin Royalty Trust                                   200,000           6,362,000
                                                                            --------------
                                                                                29,913,565

PLATINUM GROUP METALS 2.37%
----------------------------------------------------------------------------------------------
Anglo Platinum Ltd.                                             53,000           8,728,922
Anooraq Resources Corp.                                        739,000           1,838,049*
Aquarius Platinum Ltd.                                           6,862             209,005
Beartooth Platinum Corp.                                     2,557,500             276,045*
Eastern Platinum Ltd.                                        6,712,200          15,056,697*
Lonmin plc                                                      70,000           5,650,934
Osmium Holdings S.A. (RS)                                          104              10,400*@
Platinum Group Metals Ltd.                                     242,700             981,779*
                                                                            --------------
                                                                                32,751,831

POTASH & AGRICULTURAL FERTILIZERS 0.79%
----------------------------------------------------------------------------------------------
Agrium, Inc.                                                    75,000           3,281,250
Potash Corporation of Saskatchewan, Inc.                        70,000           5,457,900
Spur Ventures, Inc.                                            435,000             253,132*
Terra Industries, Inc.                                          75,000           1,906,500*
                                                                            --------------
                                                                                10,898,782

See notes to portfolios of investments and notes to financial statements.

                                                                    77


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                  June 30, 2007

COMMON STOCKS                                                  SHARES               VALUE
POWER TECHNOLOGY 0.01%
----------------------------------------------------------------------------------------------
Dynex Power, Inc.                                              660,000      $      103,759*

SILVER MINING 0.85%
----------------------------------------------------------------------------------------------
Silvercorp Metals, Inc.                                        694,060          11,758,208*

STEEL MANUFACTURING 0.52%
----------------------------------------------------------------------------------------------
POSCO, ADR                                                      60,000           7,200,000

SUGAR/ETHANOL 0.25%
----------------------------------------------------------------------------------------------
Infinity Bio-Energy Ltd.                                       687,400           3,522,925*

TRANSPORTATION 2.05%
----------------------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.                              15,000           1,277,100
DryShips, Inc.                                                 625,000          27,112,500
                                                                            --------------
                                                                                28,389,600

URANIUM 1.92%
----------------------------------------------------------------------------------------------
Energy Metals Corp.                                            475,000           6,954,808*
Fronteer Development Group, Inc.                               649,000           7,735,980*
Paladin Resources Ltd.                                       1,025,000           7,119,058*
UMC Energy plc                                               1,000,000             843,423*
Uranium North Resources Corp.                                   34,666              27,331*
Uranium One, Inc.                                               22,500             286,569*
Ur-Energy, Inc.                                                600,000           2,522,878*
Western Prospector Group Ltd.                                  188,100           1,023,962*
                                                                            --------------
                                                                                26,514,009

----------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                          1,190,119,219
----------------------------------------------------------------------------------------------
  (cost $921,214,994)

PREFERRED STOCK 0.36%
OIL & GAS EXPLORATION & PRODUCTION - JUNIOR 0.36%
----------------------------------------------------------------------------------------------
Trident Resources Corp., Series B, Preferred Stock (RS)
  (cost $5,000,000)                                             80,000           5,000,000*@



See notes to portfolios of investments and notes to financial statements.

78


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                     June 30, 2007


WARRANTS 6.54%                                                  SHARES               VALUE
COAL 0.15%
----------------------------------------------------------------------------------------------
Bounty Industries Ltd., Warrants (December 2011)             5,500,000      $            0*@
Coalcorp Mining, Inc., Warrants (September 2007)                71,428              18,771*@
Coalcorp Mining, Inc., Warrants (February 2011)              1,147,070           1,614,909*
Coalcorp Mining, Inc., Warrants (August 2011)                  886,928             474,493*
                                                                            --------------
                                                                                 2,108,173

DIAMOND MINING & EXPLORATION 0.01%
----------------------------------------------------------------------------------------------
Rockwell Diamonds, Inc., Warrants (November 2008)              950,000              89,164*@
SouthernEra Diamonds, Inc., Warrants (November 2008)           100,000               6,570*
                                                                            --------------
                                                                                    95,734

GENERAL METAL & MINERAL MINING 0.59%
----------------------------------------------------------------------------------------------
Baja Mining Corp., Warrants (April 2008)                     1,055,500             772,716*@
Baja Mining Corp., Warrants (April 2009)                        61,770              67,831*
Blue Pearl Mining Ltd., Warrants (October 2011)                130,000           1,135,952*
Breakwater Resources Ltd., Warrants (January 2009)           2,902,750           4,740,518*
Calibre Mining Corp., Warrants (January 2008)                  187,500                   0*@
Farallon Resources Ltd., Warrants (November 2008)            3,000,000             478,671*@
Mines Management, Inc., Warrants (April 2012)                  140,000             147,000*
Red Dragon Resources Corp., Warrants (December 2007)         1,860,000                   0*@
Selwyn Resources Ltd., Warrants (March 2008)                   125,000                   0*@
Stingray Resources, Inc., Warrants (April 2009)              1,000,000             183,021*
Terrane Metals Corp., Warrants (November 2008)                 606,000                   0*@
Terrane Metals Corp., Warrants (June 2012)                     562,500             110,869*
Thompson Creek Metals Co., Inc., Warrants (October 2011)        53,500             467,488*
                                                                            --------------
                                                                                 8,104,066

GOLD & COPPER MINING 0.62%
----------------------------------------------------------------------------------------------
Continental Minerals Corp., Warrants (February 2008)           356,060                   0*@
European Minerals Corp., Warrants (December 2008)              219,125             106,946*
European Minerals Corp., Warrants (April 2010)                 950,000             570,651*
European Minerals Corp., Warrants (March 2011)                 665,000             318,316*
Los Andes Copper Ltd., Warrants (February 2008)              1,750,000                   0*@
Northern Orion Resources, Inc., Warrants (May 2008)          1,689,920           6,629,936*
Northern Orion Resources, Inc., Warrants (February 2010)       593,993           1,031,383*
                                                                            --------------
                                                                                 8,657,232

GOLD MINING 2.35%
----------------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd., Warrants (November 2007)              177,600           3,179,040*
Chesapeake Gold Corp., Warrants (February 2012)                 96,178             380,487*
Glencairn Gold Corp., Warrants (November 2008)                 336,700              34,762*
Goldcorp, Inc., Warrants (June 2011)                         1,463,766          13,834,425*
IAMGOLD Corp., Warrants (August 2008)                          353,540             298,640*


See notes to portfolios of investments and notes to financial statements.

                                                                    79


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                     June 30, 2007


WARRANTS                                                        SHARES               VALUE

GOLD MINING (CONT'D)
----------------------------------------------------------------------------------------------
Kinross Gold Corp., Warrants (October 2007)                    128,590      $      446,556*
Kinross Gold Corp., Warrants (December 2007)                 2,461,877           1,247,748*
Kinross Gold Corp., Warrants (September 2011)                  109,400             200,225*
Metallica Resources, Inc., Warrants (December 2008)            259,000             435,131*
Peak Gold Ltd., Warrants (April 2012)                        1,397,500             413,170*
Red Back Mining, Inc., Warrants (July 2007)                    150,000             464,592*@
Rusoro Mining Ltd., Warrants (November 2011)                   216,667                   0*@
Yamana Gold, Inc., Warrants (November 2008)                  2,484,850          11,637,713*
                                                                            --------------
                                                                                32,572,489

OIL & GAS EXPLORATION & PRODUCTION - JUNIOR 0.84%
----------------------------------------------------------------------------------------------
Bankers Petroleum Ltd., Warrants (November 2009)             3,033,600             512,505*
Coastal Energy Co., Warrants (July 2010)                     1,000,000                   0*@
Energy XXI Acquisition Corp., Warrants (October 2009)          790,000           1,244,250*
Exile Resources, Inc., Warrants (May 2008)                   1,050,000                   0*@
Foothills Resources, Inc., Warrants (September 2011) (RS)      633,334                   0*@
Gran Tierra Energy, Inc., Warrants (June 2011)               1,550,000             573,500*@
Ivory Energy, Inc., Warrants (February 2008)                 2,499,916                   0*@
Ivory Energy, Inc., Warrants (December 2008)                   650,000                   0*@
Pacific Stratus Energy Ltd., Warrants (July 2007)              160,000           1,710,451*@
Pacific Stratus Energy Ltd., Warrants (July 2008)              748,000           7,294,308*@
Royalite Petroleum Co., Inc., Warrants (January 2008) (RS)     675,000             240,300*@
Royalite Petroleum Co., Inc., Warrants (February 2008) (RS)    441,667                   0*@
Silverwing Energy, Inc., Warrants (February 2008)            1,075,000              60,538*
Trident Resources Corp., Warrants (March 2013) (RS)             80,000                   0*@
                                                                            --------------
                                                                                11,635,852

PLATINUM GROUP METALS 0.08%
----------------------------------------------------------------------------------------------
Eastern Platinum Ltd., Warrants (April 2008)                   348,700             258,551*
Eastern Platinum Ltd., Warrants (March 2009)                   900,000             794,031*
                                                                            --------------
                                                                                 1,052,582

SILVER MINING 1.75%
----------------------------------------------------------------------------------------------
Silver Wheaton Corp., Warrants (August 2009)                 6,735,920          10,621,189*
Silver Wheaton Corp., Warrants (November 2009)               4,261,320           6,159,306*
Silver Wheaton Corp., Warrants (December 2010)               1,362,840           7,482,861*
                                                                            --------------
                                                                                24,263,356

URANIUM 0.15%
----------------------------------------------------------------------------------------------
Denison Mines Corp., Warrants (March 2011)                     126,800           2,023,183*

----------------------------------------------------------------------------------------------
TOTAL WARRANTS                                                                  90,512,667
----------------------------------------------------------------------------------------------
  (cost $59,910,434)


See notes to portfolios of investments and notes to financial statements.

80


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                     June 30, 2007


SPECIAL WARRANTS 0.01%
                                                                SHARES               VALUE
PLATINUM GROUP METALS 0.01%
----------------------------------------------------------------------------------------------
African Minerals, Special Warrants (RS)
  (cost $75,000)                                                12,500      $       94,009*@

UNITS 0.45%
COAL 0.32%
----------------------------------------------------------------------------------------------
Western Canadian Coal Corp., 144A, Units (RS)                1,700,000           4,403,773*@

GOLD MINING 0.08%
----------------------------------------------------------------------------------------------
Red Back Mining, Inc., Units (RS)                              240,000           1,134,169*@

GOLD/MINERAL ROYALTY COMPANIES 0.05%
----------------------------------------------------------------------------------------------
Aberdeen International, Inc., Units (RS)                     1,000,000             746,163*@

----------------------------------------------------------------------------------------------
TOTAL UNITS                                                                      6,284,105
----------------------------------------------------------------------------------------------
  (cost $5,662,443)

PURCHASED OPTIONS 1.64%                                       CONTRACTS
EXCHANGE-TRADED FUNDS 0.25%
----------------------------------------------------------------------------------------------
CurrencyShares Canadian Dollar Trust, Strike Price 95,
  Put, Expiration Dec. 2007 (premium $1,228,812)                 6,298           1,369,815
Energy Select SPDR, Strike Price 62, Put, Expiration
  Sept. 2007 (premium $1,524,250)                                7,500             525,000
Oil Service HOLDRs Trust, Strike Price 155, Put,
  Expiration Oct. 2007 (premium $2,702,000)                      4,000           1,520,000
                                                                            --------------
                                                                                 3,414,815

GOLD MINING 0.40%
----------------------------------------------------------------------------------------------
Crystallex International Corp., Strike Price 2.50,
  Call, Expiration Jan. 2008 (premium $416,503)                  2,769             526,110
Crystallex International Corp., Strike Price 2.50,
  Call,Expiration Jan. 2009 (premium $359,000)                   2,031             477,285
Gold Fields Ltd., Strike Price 12.50, Call, Expiration
  Jan. 2008 (premium $273,200)                                     400             152,000
Goldcorp, Inc., Strike Price 20, Call, Expiration Jan.
  2008 (premium $135,679)                                          193              98,430
Goldcorp, Inc., Strike Price 20, Call, Expiration Jan.
  2009 (premium $1,433,727)                                      1,732           1,195,080
Goldcorp, Inc., Strike Price 25, Call, Expiration Jan.
  2008 (premium $35,464)                                            88              20,240


See notes to portfolios of investments and notes to financial statements.

                                                                    81


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                     June 30, 2007


PURCHASED OPTIONS                                             CONTRACTS              VALUE

GOLD MINING (CONT'D)
----------------------------------------------------------------------------------------------
Goldcorp, Inc., Strike Price 25, Call, Expiration Jan. 2009
  (premium $1,090,071)                                           1,707      $      768,150
Philadelphia Stock Exchange Gold & Silver Index, Strike
  Price 140, Put, Expiration Sept. 2007 (premium
  $2,532,500)                                                    2,500           2,225,000
                                                                            --------------
                                                                                 5,462,295

OIL & GAS - INTEGRATED 0.51%
----------------------------------------------------------------------------------------------
Suncor Energy, Inc., Strike Price 75, Call, Expiration
  Jan. 2008 (premium $4,029,585)                                 2,435           4,796,950
Suncor Energy, Inc., Strike Price 80, Call, Expiration
  Jan. 2008 (premium $2,176,285)                                 1,445           2,251,310
                                                                            --------------
                                                                                 7,048,260

OIL & GAS DRILLING 0.38%
----------------------------------------------------------------------------------------------
Ensco International, Inc., Strike Price 55, Call, Jan. 2008
  (premium $1,486,000)                                           2,000           2,050,000
GlobalSantaFe Corp., Strike Price 65, Call, Expiration
  Jan. 2008 (premium $1,956,760)                                 3,000           3,270,000
                                                                            --------------
                                                                                 5,320,000

OIL & GAS EXPLORATION & PRODUCTION - JUNIOR 0.10%
----------------------------------------------------------------------------------------------
Delta Petroleum Corp., Strike Price 25, Call,
  Expiration Jan. 2009 (premium $2,340,521)                      3,900           1,365,000

----------------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS                                                         22,610,370
----------------------------------------------------------------------------------------------
  (cost $23,720,357)

                                                            PRINCIPAL
NOTE UNITS 0.97%                                              AMOUNT
COAL 0.49%
----------------------------------------------------------------------------------------------
Coalcorp Mining, Inc., 12.00%, maturity 8/31/11            $ 2,999,000           3,163,945
Western Canadian Coal Corp., 7.50%, maturity 3/24/11         4,000,000           3,679,197
                                                                            --------------
                                                                                 6,843,142

GOLD & COPPER MINING 0.48%
----------------------------------------------------------------------------------------------
New Gold, Inc., 10.00%, maturity 6/28/17                         7,000           6,569,994@

----------------------------------------------------------------------------------------------
TOTAL NOTE UNITS                                                                13,413,136
----------------------------------------------------------------------------------------------
  (cost $12,612,014)


See notes to portfolios of investments and notes to financial statements.

82


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                     June 30, 2007


RIGHTS 0.02%                                                   SHARES              VALUE
GOLD MINING 0.02%
----------------------------------------------------------------------------------------------
Chesapeake Gold Corp., Series 1, Class A, Rights (RS)           19,235      $      214,655*@

OIL & GAS EQUIPMENT & SERVICES 0.00%
----------------------------------------------------------------------------------------------
Blackwatch Energy Services Trust                               285,000               1,337*

----------------------------------------------------------------------------------------------
TOTAL RIGHTS                                                                       215,992
----------------------------------------------------------------------------------------------
  (cost $303,552)

----------------------------------------------------------------------------------------------
TOTAL SECURITIES                                                             1,328,249,498
----------------------------------------------------------------------------------------------
  (cost $1,028,498,794)

                                                            PRINCIPAL
REPURCHASE AGREEMENT 4.51%                                   AMOUNT
Joint Tri-Party Repurchase Agreement, Bear Stearns,
  06/29/07, 4.10%, due 07/02/07, repurchase price
  $62,425,683, collateralized by U.S. Treasury
  securities held in a joint tri-party account
  (cost $62,404,362)                                       $62,404,362          62,404,362

----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.54%                                                    1,390,653,860
----------------------------------------------------------------------------------------------
  (cost $1,090,903,156)
Other assets and liabilities, net (0.54)%                                       (7,403,453)
                                                                            --------------

NET ASSETS 100%                                                             $1,383,250,407
                                                                            --------------

                                                             SHARES SUBJECT
CALL OPTIONS WRITTEN                                            TO CALL              VALUE

----------------------------------------------------------------------------------------------
Northern Dynasty Minerals Ltd., Strike Price 12.50,
  Expiration Aug. 2007 (premiums received $43,349)
  (Note 1 E)                                                    50,000      $       35,000


See notes to portfolios of investments and notes to financial statements.

WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                     June 30, 2007



COMMON STOCKS 61.02%                                            SHARES              VALUE
DATA PROCESSING & SOFTWARE 0.13%
---------------------------------------------------------------------------------------------
Stockgroup Information Systems, Inc.                           986,000       $  1,166,043*

DIAMOND MINING & EXPLORATION 1.14%
---------------------------------------------------------------------------------------------
Aber Diamond Corp.                                              87,000          3,343,798
Diagem, Inc.                                                 3,197,500            240,086*
Diamond Fields International Ltd.                            1,812,000            229,593*
Diamonds North Resources Ltd.                                2,851,400          2,301,566*+
Metalex Ventures Ltd.                                          121,000             47,698*
Rockwell Diamonds, Inc.                                         93,800             61,627*
Rockwell Diamonds, Inc., 144A                                2,575,000          1,691,773*
Shore Gold, Inc.                                               360,000          1,655,638*
Tahera Diamond Corp.                                           160,000             99,113*
Vaaldiam Resources Ltd.                                      1,102,999            900,661*
                                                                             ------------
                                                                               10,571,553

FINANCIAL SERVICES 1.14%
---------------------------------------------------------------------------------------------
CI Financial Income Fund                                        70,000          1,780,468
GMP Capital Trust                                              325,800          7,293,003
Jovian Capital Corp.                                         1,938,100          1,437,044*
                                                                             ------------
                                                                               10,510,515

GOLD/MINERAL EXPLORATION & DEVELOPMENT 19.82%
---------------------------------------------------------------------------------------------
African Gold Group, Inc.                                       509,900            574,293*
Africo Resources Ltd.                                           25,227             52,090*
Alexis Minerals Corp.                                           80,000             70,581*
Amarc Resources Ltd.                                           641,545            379,345*
Amerix Precious Metals Corp.                                   615,275            179,019*
Andean Resources Ltd.                                          647,007            523,941*
Andina Minerals, Inc.                                          432,600          1,242,438*
Arizona Star Resources Corp.                                   679,100          7,415,954*
Atikwa Minerals Corp.                                        2,784,333            274,396*+
AuEx Ventures, Inc.                                            102,100            202,197*
Aurelian Resources, Inc.                                       102,050          2,476,900*
Bendigo Mining NL                                            1,500,000            413,376*
Brazauro Resources Corp.                                       352,000            237,871*
Canadian Gold Hunter Corp.                                     859,000          1,612,464*
Candente Resource Corp.                                        260,000            358,722*
Carnavale Resources Ltd. (RS)                                1,142,857          1,355,944*@
Carnavale Resources Ltd.                                     1,058,000          1,426,438*
Carpathian Gold, Inc.                                          962,300          1,336,716*
Central African Gold plc                                     1,610,000          1,762,051*
Central African Mining & Exploration Co., plc                2,475,600          3,268,680*
Chesapeake Gold Corp.                                        1,027,749          6,655,843*+


See notes to portfolios of investments and notes to financial statements.

84


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                     June 30, 2007


COMMON STOCKS                                                  SHARES              VALUE

GOLD/MINERAL EXPLORATION & DEVELOPMENT (CONT'D)
--------------------------------------------------------------------------------------------
Continental Minerals Corp.                                     743,946       $  1,110,211*
Continental Precious Minerals, Inc.                            170,000            406,101*
Coral Gold Resources Ltd.                                       67,000            172,932*
Corona Gold Ltd.                                               812,500              6,890*@
Corriente Resources, Inc., Class A                             604,000          2,380,966*
Dumont Nickel, Inc.                                          2,126,500            269,443*
Eastmain Resources, Inc.                                       563,000            380,459*
ECU Silver Mining, Inc.                                      1,071,300          2,372,958*
Erdene Gold, Inc.                                              666,700            938,617*
European Minerals Corp.                                      2,532,300          3,731,485*
EXMIN Resources, Inc.                                        1,124,000            495,828*
EXMIN Resources, Inc., 144A                                  1,000,000            441,128*
Farallon Resources Ltd.                                      2,300,500          1,662,570*
First Point Minerals Corp.                                   1,904,000            312,732*
Fortress Minerals Corp.                                        507,300            542,796*
Frontier Pacific Mining Corp.                                1,416,500          1,076,883*
Gabriel Resources Ltd.                                       1,223,800          5,478,930*
Gold Summit Corp.                                              333,000             42,194*
Golden China Resources Corp.                                   484,000            290,732*
Golden China Resources Corp., 144A                             900,000            540,617*
Golden Odyssey Mining, Inc.                                  1,585,000            416,538*
Grandview Gold, Inc.                                         1,388,000            638,341*+
Great Basin Gold Ltd.                                        2,141,000          5,425,595*
Greystar Resources Ltd.                                        377,400          2,479,516*
Guyana Goldfields, Inc.                                        128,000          1,222,995*
Inca Pacific Resources, Inc.                                   210,700            253,129*
International Minerals Corp.                                 1,020,100          5,371,215*
Ivanhoe Mines Ltd.                                           1,448,500         20,528,744*
Kings Minerals NL                                           11,650,000          9,779,830*
Lake Shore Gold Corp.                                          614,000          1,020,020*
Latitude Resources plc                                       2,970,000            193,837*
Laurion Mineral Exploration, Inc.                              179,000             16,800*
Leyshon Resources Ltd.                                       2,270,000          1,208,003*
Linear Gold Corp.                                            1,192,600          4,018,428*
Marengo Mining Ltd.                                            400,000            135,672*
Medoro Resources Ltd.                                          605,442            568,250*
Metallic Ventures Gold, Inc.                                 1,312,800          2,612,170*
Metallica Resources, Inc.                                      499,900          2,308,422*
Mindoro Resources Ltd                                        1,606,500          1,553,048*
Minefinders Corp., Ltd.                                        867,500         10,039,209*
Mirasol Resources Ltd.                                         120,000            109,250*
Moss Lake Gold Mines Ltd.                                    2,998,500            759,862*+
Moto Goldmines Ltd.                                            475,000          1,836,783*
Moydow Mines International, Inc.                               340,000             63,823*
Northern Dynasty Minerals Ltd.                                 892,150         10,466,822*
Northern Dynasty Minerals Ltd., 144A                           250,000          2,933,033*


See notes to portfolios of investments and notes to financial statements.

                                                                    85


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                     June 30, 2007


COMMON STOCKS                                                  SHARES              VALUE

GOLD/MINERAL EXPLORATION & DEVELOPMENT (CONT'D)
--------------------------------------------------------------------------------------------
OceanaGold Corp.                                               300,000       $    985,499*
Odyssey Resources Ltd.                                       2,551,000            287,315*
Olympus Pacific Minerals, Inc.                               1,477,000          1,039,702*
Oxus Gold plc                                                  200,000            191,778*
Pacific North West Capital Corp.                             1,646,466          1,081,727*
Pacific Rim Mining Corp.                                     5,122,600          5,481,182*
Paragon Minerals Corp.                                          34,649             19,512*
Perseverance Corp., Ltd.                                       528,887            136,783*
Planet Exploration, Inc.                                       856,000            465,981*
Platte River Gold U.S., Inc. (RS)                              773,500          2,320,500*@
Premier Gold Mines Ltd.                                        386,500            841,597*
QGX Ltd.                                                       972,200          2,929,055*
Radius Gold, Inc.                                            1,561,700          1,026,036*
Reunion Gold Corp.                                           1,977,300          2,227,003*
Romarco Minerals, Inc.                                       7,896,853          2,445,878*+
Rubicon Minerals Corp.                                         169,600            302,445*
Rusoro Mining Ltd.                                             144,000            359,510*
Rusoro Mining Ltd., 144A                                     1,120,000          2,796,189*
San Anton Resource Corp.                                     1,160,900          1,492,733*
Simberi Mining Corp.                                           100,000              7,039*
Solitario Resources Corp.                                      858,700          4,061,991*
Southwestern Resources Corp.                                    27,000            142,166*
St. Andrew Goldfields Ltd.                                     807,549            644,250*
Stratagold Corp.                                             2,569,400          1,471,054*
Strongbow Exploration, Inc.                                    770,000            476,982*
Sunridge Gold Corp.                                            100,000            189,591*
Terrane Metals Corp.                                         2,621,000          1,328,397*
Terrane Metals Corp., 144A                                     951,000            481,994*
US Gold Canadian Acquisition                                     1,378              7,553*
Vedron Gold, Inc.                                            5,325,010          1,799,244*+
Verena Minerals Corp.                                        1,688,000            570,350*
Victoria Resources Corp.                                       217,000            146,642*
Virginia Gold Mines, Inc.                                      490,800          2,699,412*
Wesdome Gold Mines Ltd.                                        389,000            492,890*
West Timmins Mining, Inc.                                      675,000            506,828*
X-Cal Resources Ltd.                                         4,224,500          1,229,147*
                                                                             ------------
                                                                              183,119,021

GOLD/MINERAL ROYALTY COMPANIES 1.75%
--------------------------------------------------------------------------------------------
Aberdeen International, Inc.                                 2,260,500          1,686,703*+
International Royalty Corp.                                    627,750          4,047,719
Royal Gold, Inc.                                               437,500         10,399,375^
                                                                             ------------
                                                                               16,133,797


See notes to portfolios of investments and notes to financial statements.

86


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                     June 30, 2007


COMMON STOCKS                                                  SHARES              VALUE
INTERMEDIATE & JUNIOR GOLD PRODUCERS 20.39%
---------------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd.                                         30,000       $  1,095,000
Aurizon Mines Ltd.                                             407,100          1,341,143*
Avnel Gold Mining Ltd.                                           4,900              3,081*
Century Mining Corp.                                         2,694,559          2,200,259*
Crystallex International Corp.                                 849,435          3,530,691*
DRDGOLD Ltd., Sponsored ADR                                     25,000             18,275*
Eldorado Gold Corp.                                            470,000          2,752,640*
Emperor Mines Ltd.                                           1,030,000            100,440*
GBS Gold International, Inc.                                 1,640,250          4,172,019*
Glencairn Gold Corp.                                         3,223,000          1,663,757*
High River Gold Mines Ltd.                                   2,416,900          6,578,450*
IAMGOLD Corp.                                                        1                  8
Jaguar Mining, Inc.                                            932,877          6,452,957*
Kingsgate Consolidated Ltd.                                    380,276          1,789,625
Meridian Gold, Inc.                                          1,122,780         30,946,412*^
Nevsun Resources Ltd.                                          100,000            249,660*
Northern Orion Resources, Inc.                               6,399,360         36,457,943*
Northgate Minerals Corp.                                       107,139            309,245*
Peak Gold Ltd.                                              10,360,000          6,417,570*
Randgold Resources Ltd., ADR                                 1,564,634         34,719,228
Red Back Mining, Inc.                                          573,700          2,853,827*
Resolute Mining Ltd.                                         1,250,000          1,536,909*
Revett Minerals, Inc.                                        2,581,800          2,883,610*
Silvercorp Metals, Inc.                                      1,355,940         22,971,249*
Sino Gold Ltd.                                               1,000,000          4,773,958*
TVI Pacific, Inc.                                           11,915,856          1,789,419*
US Gold Corp.                                                1,422,406          7,863,317*
Yamana Gold, Inc.                                              264,000          2,931,268^
                                                                             ------------
                                                                              188,401,960

METAL & MINERAL MINING & EXPLORATION 4.80%
---------------------------------------------------------------------------------------------
Amerigo Resources Ltd.                                       1,685,200          4,397,068
AMT International Mining Corp.                               1,000,000             15,956*@
Baja Mining Corp.                                              886,300          1,688,666*
Blue Pearl Mining Ltd.                                         200,000          2,994,040*
Breakwater Resources Ltd.                                      450,000          1,161,481*
Caledon Resources plc                                        3,252,100          2,351,054*
Calibre Mining Corp.                                         2,343,200          1,187,600*
Coalcorp Mining, Inc.                                           58,071            244,177*
Dia Bras Exploration, Inc.                                   1,218,800          1,567,184*
European Nickel plc                                            347,927            333,624*
Herald Resources Ltd.                                          500,000            593,565*
HudBay Minerals, Inc.                                           47,000            981,951*
Impact Silver Corp.                                             17,000             25,210*
Investika Ltd.                                                 250,400          1,542,529*


See notes to portfolios of investments and notes to financial statements.

                                                                    87


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                     June 30, 2007


COMMON STOCKS                                                  SHARES              VALUE

METAL & MINERAL MINING & EXPLORATION (CONT'D)
---------------------------------------------------------------------------------------------
Jabiru Metals Ltd.                                             400,000       $    486,723*
JNR Resources, Inc.                                            433,500            976,489*
Linear Metals Corp.                                            759,010          1,104,196*
Lundin Mining Corp.                                            532,625          6,428,793*
Mines Management, Inc.                                         854,930          2,879,922*
New Pacific Metals Corp.                                       544,400          1,190,532*
North American Tungsten Corp., Ltd.                          1,170,000          1,504,435*
North Arrow Minerals, Inc.                                     154,000             50,589*
Paladin Resources Ltd.                                          50,000            350,203*
Red Hill Energy, Inc.                                          165,000            202,872*
Stingray Resources, Inc.                                       477,200            394,140*
Taseko Mines Ltd.                                              380,000          1,408,794*
Toledo Mining Corp., plc                                       296,400          2,407,647*
Uranium North Resources Corp.                                  482,201            380,167*
Wallbridge Mining Co., Ltd.                                  1,340,500            767,474*
Western Copper Corp.                                            32,000             49,557*
Western Prospector Group Ltd.                                  850,000          4,627,153*
Zimasco Consolidated Enterprises Ltd. (RS)                     192,500             42,350*@
                                                                             ------------
                                                                               44,336,141

OIL & GAS EXPLORATION & PRODUCTION - JUNIOR 0.11%
---------------------------------------------------------------------------------------------
Big Sky Energy Corp.                                         2,528,750            859,775*
Big Sky Energy Corp. (RS)                                      500,000            161,434*@
                                                                             ------------
                                                                                1,021,209

OIL & GAS EXTRACTION 0.42%
---------------------------------------------------------------------------------------------
Pacific Stratus Energy Ltd.                                    285,600          3,857,322*

PLATINUM GROUP METALS 6.01%
---------------------------------------------------------------------------------------------
Anooraq Resources Corp.                                      3,349,400          8,331,249*
Aquarius Platinum Ltd.                                         110,045          3,351,790
Beartooth Platinum Corp.                                     4,160,000            449,012*
Eastern Platinum Ltd.                                       16,256,425         36,466,146*
Osmium Holdings S.A. (RS)                                          891             89,100*@
Platinum Group Metals Ltd.                                     479,400          1,939,288*
Ridge Mining plc                                             1,625,000          4,862,233*
                                                                             ------------
                                                                               55,488,818

SENIOR GOLD PRODUCERS 5.31%
---------------------------------------------------------------------------------------------
Barrick Gold Corp.                                              94,574          2,749,266
Freeport-McMoRan Copper & Gold, Inc., Class B                  125,000         10,352,500
Gold Fields Ltd.                                               240,000          3,714,981
Gold Fields Ltd., Sponsored ADR                              1,071,980         16,830,086


See notes to portfolios of investments and notes to financial statements.

88


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                     June 30, 2007


COMMON STOCKS                                                  SHARES              VALUE

SENIOR GOLD PRODUCERS (CONT'D)
---------------------------------------------------------------------------------------------
Goldcorp, Inc.                                                   2,475       $     58,643
Harmony Gold Mining Co., Ltd., Sponsored ADR                   129,900          1,853,673*^
Kinross Gold Corp.                                              76,250            886,703*
Lihir Gold Ltd.                                              1,133,000          2,882,182*
Lihir Gold Ltd., Sponsored ADR                                  32,000            821,760
Newmont Mining Corp.                                           100,000          3,906,000
Polyus Gold Co., ADR                                           120,162          5,049,808*
                                                                             ------------
                                                                               49,105,602

---------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                           563,711,981
---------------------------------------------------------------------------------------------
  (cost $399,383,939)

EXCHANGE-TRADED FUNDS 3.09%
iShares Silver Trust                                            42,000          5,187,000*
Market Vectors Gold Miners ETF                                  26,600          1,006,278
streetTRACKS Gold Trust                                        347,360         22,324,827*

---------------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS                                                    28,518,105
---------------------------------------------------------------------------------------------
  (cost $28,407,541)

WARRANTS 22.37%
DIAMOND MINING & EXPLORATION 0.03%
---------------------------------------------------------------------------------------------
Rockwell Diamonds, Inc., Warrants (November 2008)            2,575,000            241,682*@
SouthernEra Diamonds, Inc., Warrants (November 2008)           100,000              6,570*
                                                                             ------------
                                                                                  248,252

GOLD/MINERAL EXPLORATION & DEVELOPMENT 1.36%
---------------------------------------------------------------------------------------------
Chesapeake Gold Corp., Warrants (February 2012)                279,174          1,104,433*
European Minerals Corp., Warrants (December 2008)            2,461,700          1,201,449*
European Minerals Corp., Warrants (April 2010)               2,432,000          1,460,866*
European Minerals Corp., Warrants (March 2011)               3,548,000          1,698,325*
Golden China Resources Corp., 144A, Warrants (December
  2007)                                                        900,000                  0*@
Grandview Gold, Inc., Warrants (July 2009)                     350,000                  0*@
Great Basin Gold Ltd., Warrants (April 2009)                   450,500            232,554*
Metallic Ventures Gold, Inc., Warrants (March 2009)            689,500            161,786*
Metallica Resources, Inc., Warrants (December 2008)          2,012,800          3,381,588*
Mindoro Resources Ltd., Warrants (January 2009)                750,000             21,118*@
Moto Goldmines Ltd., Warrants (August 2007)                    137,500            112,277*@
NovaGold Resources, Inc., Warrants (January 2008)               84,200            362,737*
NovaGold Resources, Inc., Warrants (October 2008)              215,300          1,889,394*
Platte River Gold U.S., Inc., Warrants (March 2009) (RS)       195,000            195,000*@


See notes to portfolios of investments and notes to financial statements.

                                                                    89


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                     June 30, 2007


WARRANTS                                                        SHARES              VALUE

GOLD/MINERAL EXPLORATION & DEVELOPMENT (CONT'D)
---------------------------------------------------------------------------------------------
Romarco Minerals, Inc., Warrants (September 2007)            5,682,353       $    639,995*@
Rusoro Mining Ltd., Warrants (November 2011)                   600,000                  0*@
San Anton Resource Corp., Warrants (December 2007)             520,000             82,970*@
Terrane Metals Corp., Warrants (July 2008)                     200,000                  0*@
Terrane Metals Corp., Warrants (November 2008)                 475,500                  0*@
Terrane Metals Corp., Warrants (June 2012)                     150,000             29,565*
                                                                             ------------
                                                                               12,574,057

GOLD/MINERAL ROYALTY COMPANIES 0.00%
---------------------------------------------------------------------------------------------
Aberdeen International, Inc., Warrants (December 2007)       1,000,000                  0*@

INTERMEDIATE & JUNIOR GOLD PRODUCERS 8.72%
---------------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd., Warrants (November 2007)            1,162,920         20,816,179*
Avnel Gold Mining Ltd., Warrants (June 2010)                    14,000              5,913*
Glencairn Gold Corp., Warrants (November 2008)               1,471,800            151,953*
IAMGOLD Corp., Warrants (August 2008)                        3,529,765          2,981,640*
Nevsun Resources Ltd., Warrants (June 2008)                    311,280            189,903*
Nevsun Resources Ltd., Warrants (October 2008)                  39,600             23,044*
Northern Orion Resources, Inc., Warrants (May 2008)          6,111,390         23,976,358*
Northern Orion Resources, Inc., Warrants (February
  2010)                                                      3,289,213          5,711,243*
Peak Gold Ltd., Warrants (April 2012)                        4,075,500          1,204,920*
Red Back Mining, Inc., Warrants (July 2007)                    150,000            464,592*@
Rio Narcea Gold Mines Ltd., Warrants (September 2008)          750,000            837,674*
US Gold Corp., Warrants (February 2011)                          2,000              3,379*
Yamana Gold, Inc., Warrants (November 2008)                  5,164,120         24,185,986*
                                                                             ------------
                                                                               80,552,784

METAL & MINERAL MINING & EXPLORATION 5.40%
---------------------------------------------------------------------------------------------
Baja Mining Corp., Warrants (April 2008)                       527,750            386,358*@
Baja Mining Corp., Warrants (April 2009)                     1,045,890          1,148,521*
Blue Pearl Mining Ltd., Warrants (October 2011)                100,000            873,809*
Breakwater Resources Ltd., Warrants (January 2009)             967,950          1,580,772*
Calibre Mining Corp., Warrants (January 2008)                  200,000                  0*@
Coalcorp Mining, Inc., Warrants (February 2011)                 54,714             77,029*
Denison Mines Corp., Warrants (March 2011)                      17,800            284,011*
Katanga Mining Ltd., Warrants (November 2011)                    2,100             20,695*
Minco Silver Corp., Warrants (May 2008)                          1,500                634*
Mines Management, Inc., Warrants (April 2012)                  445,900            468,195*
Silver Wheaton Corp., Warrants (August 2009)                12,332,140         19,445,300*
Silver Wheaton Corp., Warrants (November 2009)               6,729,800          9,727,244*
Silver Wheaton Corp., Warrants (December 2010)               2,820,820         15,488,101*
Thompson Creek Metals Co., Inc., Warrants (October
  2011)                                                         45,600            398,457*
                                                                             ------------
                                                                               49,899,126

See notes to portfolios of investments and notes to financial statements.

90


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                     June 30, 2007


WARRANTS                                                        SHARES              VALUE
OIL & GAS EXPLORATION & PRODUCTION - JUNIOR 0.00%
---------------------------------------------------------------------------------------------
Bankers Petroleum Ltd., Warrants (November 2009)                35,500       $      5,997*

OIL & GAS EXTRACTION 0.10%
---------------------------------------------------------------------------------------------
Pacific Stratus Energy Ltd., Warrants (July 2007)               85,000            908,677*@

PLATINUM GROUP METALS 0.17%
---------------------------------------------------------------------------------------------
Eastern Platinum Ltd., Warrants (April 2008)                 1,372,500          1,017,668*
Eastern Platinum Ltd., Warrants (March 2009)                   648,000            571,702*
                                                                             ------------
                                                                                1,589,370

SENIOR GOLD PRODUCERS 6.59%
---------------------------------------------------------------------------------------------
Goldcorp, Inc., Warrants (June 2011)                         4,295,468         40,587,377*
Kinross Gold Corp., Warrants (October 2007)                  4,501,820         15,633,520*
Kinross Gold Corp., Warrants (December 2007)                 4,578,300          2,320,411*
Kinross Gold Corp., Warrants (September 2011)                1,256,720          2,300,065*
                                                                             ------------
                                                                               60,841,373

---------------------------------------------------------------------------------------------
TOTAL WARRANTS                                                                206,619,636
---------------------------------------------------------------------------------------------
  (cost $174,497,428)

SPECIAL WARRANTS 0.09%
GOLD/MINERAL EXPLORATION & DEVELOPMENT 0.09%
---------------------------------------------------------------------------------------------
African Minerals, Special Warrants (RS)                        112,500            846,079*@
Western Exploration & Development Ltd., 144A, Special
  Warrants (RS)                                                600,000                  0*@

---------------------------------------------------------------------------------------------
TOTAL SPECIAL WARRANTS                                                            846,079
---------------------------------------------------------------------------------------------
  (cost $975,000)

UNITS 0.48%
GOLD/MINERAL EXPLORATION & DEVELOPMENT 0.48%
---------------------------------------------------------------------------------------------
Hainan Mining Corp., Units (RS)                              2,018,700          2,893,575*@
Mindoro Resources Ltd., 144A, Units (RS)                     1,500,000            985,499*@
Platte River Gold U.S., Inc., Units (RS)                       175,000            525,000*@

---------------------------------------------------------------------------------------------
TOTAL UNITS                                                                     4,404,074
---------------------------------------------------------------------------------------------
  (cost $3,216,999)


See notes to portfolios of investments and notes to financial statements.

                                                                    91


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                     June 30, 2007



PURCHASED OPTIONS 2.10%                                      CONTRACTS              VALUE
EXCHANGE-TRADED FUNDS 0.09%
---------------------------------------------------------------------------------------------
CurrencyShares Canadian Dollar Trust, Strike Price 95,
  Put, Expiration Dec. 2007 (premium $774,743)                   3,974       $    864,345

INTERMEDIATE & JUNIOR GOLD PRODUCERS 0.15%
---------------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd., Strike Price 30, Put,
  Expiration Jan. 2008 (premium $156,880)                          640             86,400
Agnico-Eagle Mines Ltd., Strike Price 35, Put,
  Expiration Jan. 2008 (premium $222,880)                          560            173,600
Crystallex International Corp., Strike Price 2.50,
  Call, Expiration Jan. 2008 (premium $449,378)                  2,977            565,630
Crystallex International Corp., Strike Price 2.50,
  Call, Expiration Jan. 2009 (premium $403,978)                  2,264            532,040
Crystallex International Corp., Strike Price 5, Call,
  Expiration Jan. 2008 (premium $20,859)                           273             23,205
                                                                             ------------
                                                                                1,380,875

SENIOR GOLD PRODUCERS 1.86%
---------------------------------------------------------------------------------------------
Barrick Gold Corp., Strike Price 20, Call, Expiration
  Jan. 2008 (premium $1,621,752)                                 1,344          1,263,360
Barrick Gold Corp., Strike Price 20, Call, Expiration
  Jan. 2009 (premium $1,452,716)                                 1,145          1,219,425
Barrick Gold Corp., Strike Price 25, Call, Expiration
  Jan. 2008 (premium $896,226)                                   1,114            590,420
Barrick Gold Corp., Strike Price 25, Call, Expiration
  Jan. 2009 (premium $1,072,594)                                 1,159            811,300
Gold Fields Ltd., Strike Price 12.50, Call, Expiration
  Jan. 2008 (premium $1,333,931)                                 1,901            722,380
Goldcorp, Inc., Strike Price 20, Call, Expiration
  Jan. 2008 (premium $421,440)                                     492            250,920
Goldcorp, Inc., Strike Price 20, Call, Expiration
  Jan. 2009 (premium $2,142,175)                                 2,144          1,479,360
Goldcorp, Inc., Strike Price 25, Call, Expiration
  Jan. 2008 (premium $641,185)                                   1,171            269,330
Goldcorp, Inc., Strike Price 25, Call, Expiration
  Jan. 2009 (premium $1,604,966)                                 2,128            957,600
Goldcorp, Inc., Strike Price 30, Call, Expiration
  Jan. 2009 (premium $1,632,533)                                 2,355            652,335
Harmony Gold Mining Co., Ltd., Strike Price 12.50,
  Call, Expiration Jan. 2008 (premium $386,589)                    995            271,138
Harmony Gold Mining Co., Ltd., Strike Price 17.50,
  Call, Expiration Jan. 2008 (premium $191,287)                  1,252             81,380
Newmont Mining Corp., Strike Price 40, Call,
  Expiration Jan. 2008 (premium $530,314)                          609            179,655
Newmont Mining Corp., Strike Price 50, Call,
  Expiration Jan. 2008 (premium $2,001,203)                      2,634            131,700


See notes to portfolios of investments and notes to financial statements.

92


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                     June 30, 2007


PURCHASED OPTIONS                                            CONTRACTS              VALUE

SENIOR GOLD PRODUCERS (CONT'D)
---------------------------------------------------------------------------------------------
Newmont Mining Corp., Strike Price 60, Call,
  Expiration Jan. 2008 (premium $1,273,394)                      2,754       $     22,032
Philadelphia Stock Exchange Gold & Silver Index,
  Strike Price 120, Put, Expiration Sept. 2007
  (premium $687,025)                                             1,365            252,525
Philadelphia Stock Exchange Gold & Silver Index,
  Strike Price 125, Put, Expiration Sept. 2007
  (premium $492,971)                                             1,110            321,900
Philadelphia Stock Exchange Gold & Silver Index,
  Strike Price 130, Put, Expiration Sept. 2007
  (premium $2,003,920)                                           3,035          1,396,100
Philadelphia Stock Exchange Gold & Silver Index,
  Strike Price 132.50, Put, Expiration Sept. 2007
  (premium $2,978,000)                                           4,000          2,320,000
Philadelphia Stock Exchange Gold & Silver Index,
  Strike Price 135, Put, Expiration Aug. 2007
  (premium $191,955)                                               335            164,150
Philadelphia Stock Exchange Gold & Silver Index,
  Strike Price 135, Put, Expiration Sept. 2007
  (premium $4,374,210)                                           5,770          3,837,050
                                                                             ------------
                                                                               17,194,060

---------------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS                                                        19,439,280
---------------------------------------------------------------------------------------------
  (cost $29,959,104)

                                                            PRINCIPAL
NOTE UNITS 0.30%                                             AMOUNT
GOLD/MINERAL EXPLORATION & DEVELOPMENT 0.30%
---------------------------------------------------------------------------------------------
New Gold, Inc., 10.00%, maturity 6/28/17
  (cost $2,802,690)                                       $      3,000          2,815,712@

RIGHTS 0.07%                                                    SHARES
GOLD/MINERAL EXPLORATION & DEVELOPMENT 0.07%
---------------------------------------------------------------------------------------------
Chesapeake Gold Corp., Series 1, Class A, Rights (RS)
  (cost $821,856)                                               54,754            611,033*@

---------------------------------------------------------------------------------------------
TOTAL SECURITIES                                                              826,965,900
---------------------------------------------------------------------------------------------
  (cost $640,064,557)


See notes to portfolios of investments and notes to financial statements.

                                                                    93


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                     June 30, 2007


                                                            PRINCIPAL
REPURCHASE AGREEMENT 10.88%                                  AMOUNT                 VALUE
Joint Tri-Party Repurchase Agreement, Bear Stearns,
  06/29/07, 4.10%, due 07/02/07, repurchase price
  $100,545,912, collateralized by U.S. Treasury
  securities held in a joint tri-party account
  (cost $100,511,571)                                     $100,511,571       $100,511,571

---------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.40%                                                     927,477,471
---------------------------------------------------------------------------------------------
  (cost $740,576,128)
Other assets and liabilities, net (0.40)%                                      (3,698,440)
                                                                             ------------

NET ASSETS 100%                                                              $923,779,031
                                                                             ------------

                                                           SHARES SUBJECT
CALL OPTIONS WRITTEN                                          TO CALL               VALUE
---------------------------------------------------------------------------------------------
Harmony Gold Mining Co., Ltd., Strike Price 15,
  Expiration Aug. 2007                                          24,000       $     12,000
Meridian Gold, Inc., Strike Price 22.50, Expiration
  July 2007                                                    140,000            714,000
Meridian Gold, Inc., Strike Price 30, Expiration
  July 2007                                                     55,000             16,500
Royal Gold, Inc., Strike Price 22.50, Expiration
  July 2007                                                    230,000            368,000
Yamana Gold, Inc., Strike Price 10, Expiration
  July 2007                                                    264,000            330,000

---------------------------------------------------------------------------------------------
TOTAL CALL OPTIONS WRITTEN                                                   $  1,440,500
---------------------------------------------------------------------------------------------
  (premiums received $2,066,859) (Note 1 E)


See notes to portfolios of investments and notes to financial statements.

GOLD SHARES FUND

  PORTFOLIO OF INVESTMENTS                                                 June 30, 2007


COMMON STOCKS 44.60%                                            SHARES             VALUE
DIAMOND MINING & EXPLORATION 0.48%
----------------------------------------------------------------------------------------
Aber Diamond Corp.                                              22,000      $    845,558
Diamond Fields International Ltd.                              108,000            13,684*
                                                                            ------------
                                                                                 859,242

FINANCIAL SERVICES 0.62%
----------------------------------------------------------------------------------------
GMP Capital Trust                                               49,200         1,101,337

GOLD MINING 38.49%
----------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd.                                         50,000         1,825,000
Barrick Gold Corp.                                              27,429           797,361
Centerra Gold, Inc.                                            113,700         1,125,848*
Century Mining Corp.                                           509,512           416,045*
Crystallex International Corp.                                  70,565           294,665*
DRDGOLD Ltd., Sponsored ADR                                    100,000            73,100*
Eldorado Gold Corp.                                            224,100         1,312,482*
Freeport-McMoRan Copper & Gold, Inc., Class B                   50,000         4,141,000
GBS Gold International, Inc.                                   127,600           324,554*
Glencairn Gold Corp.                                           177,000            91,370*
Gold Fields Ltd.                                                95,000         1,470,513
Gold Fields Ltd., Sponsored ADR                                427,620         6,713,634
Goldcorp, Inc.                                                   5,565           131,825
Harmony Gold Mining Co., Ltd., Sponsored ADR                   217,600         3,105,152*^
High River Gold Mines Ltd.                                   1,163,900         3,167,967*
Ivanhoe Mines Ltd.                                             379,600         5,379,849*
Jaguar Mining, Inc.                                            171,759         1,188,103*
Kingsgate Consolidated Ltd.                                    216,125         1,017,111
Kinross Gold Corp.                                               7,875            91,578*
Lihir Gold Ltd.                                                667,000         1,696,748*
Lihir Gold Ltd., Sponsored ADR                                  11,000           282,480
Meridian Gold, Inc.                                            305,420         8,415,297*^
Newmont Mining Corp.                                            55,000         2,148,300
Northern Orion Resources, Inc.                               1,525,895         8,693,212*
Northgate Minerals Corp.                                        21,900            63,510*
Peak Gold Ltd.                                               2,026,000         1,255,019*
Polyus Gold Co., ADR                                            57,500         2,416,438*
Randgold Resources Ltd., ADR                                   362,300         8,039,437
Red Back Mining, Inc.                                           28,500           141,771*
Sino Gold Ltd.                                                 300,000         1,432,187*
Troy Resources NL                                              400,000           817,424
Yamana Gold, Inc.                                               66,000           732,817^
                                                                            ------------
                                                                              68,801,797


See notes to portfolios of investments and notes to financial statements.

                                                                    95


GOLD SHARES FUND

  PORTFOLIO OF INVESTMENTS                                                June 30, 2007


COMMON STOCKS                                                  SHARES             VALUE
GOLD ROYALTY COMPANIES 3.06%
----------------------------------------------------------------------------------------
Aberdeen International, Inc.                                     2,250      $      1,679*
Royal Gold, Inc.                                               230,500         5,478,985^
                                                                            ------------
                                                                               5,480,664

METAL & MINERAL MINING 1.95%
----------------------------------------------------------------------------------------
Eastern Platinum Ltd.                                        1,306,250         2,930,159*
Lundin Mining Corp.                                             46,290           558,721*
                                                                            ------------
                                                                               3,488,880

----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                           79,731,920
----------------------------------------------------------------------------------------
  (cost $67,163,560)

EXCHANGE-TRADED FUNDS 5.59%
Market Vectors Gold Miners ETF                                   5,400           204,282
streetTRACKS Gold Trust                                        152,340         9,790,892*

----------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS                                                    9,995,174
----------------------------------------------------------------------------------------
  (cost $9,694,314)

WARRANTS 24.25%
GOLD MINING 21.39%
----------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd., Warrants (November 2007)              351,980         6,300,442*
Glencairn Gold Corp., Warrants (November 2008)                  88,500             9,137*
Goldcorp, Inc., Warrants (June 2011)                         1,069,734        10,110,490*
IAMGOLD Corp., Warrants (August 2008)                          712,195           601,601*
Kinross Gold Corp., Warrants (October 2007)                  2,102,890         7,302,729*
Kinross Gold Corp., Warrants (December 2007)                 2,126,700         1,077,871*
Kinross Gold Corp., Warrants (September 2011)                  500,980           916,900*
Nevsun Resources Ltd., Warrants (June 2008)                     63,720            38,874*
Nevsun Resources Ltd., Warrants (October 2008)                   4,600             2,677*
Northern Orion Resources, Inc., Warrants (May 2008)          1,371,260         5,379,761*
Northern Orion Resources, Inc., Warrants (February 2010)       449,481           780,459*
Peak Gold Ltd., Warrants (April 2012)                        1,013,000           299,493*
Rio Narcea Gold Mines Ltd., Warrants (September 2008)          150,000           167,535*
Yamana Gold, Inc., Warrants (November 2008)                  1,121,050         5,250,401*
                                                                            ------------
                                                                              38,238,370



See notes to portfolios of investments and notes to financial statements.

96


GOLD SHARES FUND

  PORTFOLIO OF INVESTMENTS                                                 June 30, 2007


WARRANTS                                                       SHARES              VALUE
METAL & MINERAL MINING 2.86%
----------------------------------------------------------------------------------------
Eastern Platinum Ltd., Warrants (April 2008)                    22,000      $     16,312*
Silver Wheaton Corp., Warrants (August 2009)                 1,594,240         2,513,795*
Silver Wheaton Corp., Warrants (November 2009)                 708,980         1,024,759*
Silver Wheaton Corp., Warrants (December 2010)                 283,640         1,557,364*
                                                                            ------------
                                                                               5,112,230

----------------------------------------------------------------------------------------
TOTAL WARRANTS                                                                43,350,600
----------------------------------------------------------------------------------------
  (cost $34,421,813)

UNITS 0.16%
GOLD MINING 0.16%
----------------------------------------------------------------------------------------
Red Back Mining, Inc., Units (RS)
  (cost $292,789)                                               60,000           283,542*@

PURCHASED OPTIONS 3.52%                                      CONTRACTS
EXCHANGE-TRADED FUNDS 0.08%
----------------------------------------------------------------------------------------
CurrencyShares Canadian Dollar Trust, Strike Price 95,
  Put, Expiration Dec. 2007 (premium $129,089)                     662           143,985

GOLD MINING 3.44%
----------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd., Strike Price 30, Put,
  Expiration Jan. 2008 (premium $39,280)                           160            21,600
Agnico-Eagle Mines Ltd., Strike Price 35, Put,
  Expiration Jan. 2008 (premium $55,720)                           140            43,400
Barrick Gold Corp., Strike Price 20, Call, Expiration
  Jan. 2008 (premium $852,727)                                     721           677,740
Barrick Gold Corp., Strike Price 25, Call, Expiration
  Jan. 2008 (premium $512,800)                                     661           350,330
Barrick Gold Corp., Strike Price 25, Call, Expiration
  Jan. 2009 (premium $950,632)                                   1,056           739,200
Crystallex International Corp., Strike Price 2.50, Call,
  Expiration Jan. 2008 (premium $96,464)                           644           122,360
Crystallex International Corp., Strike Price 2.50, Call,
  Expiration Jan. 2009 (premium $7,770)                             45            10,575
Crystallex International Corp., Strike Price 5, Call,
  Expiration Jan. 2008 (premium $1,691)                             27             2,295
Gold Fields Ltd., Strike Price 12.50, Call, Expiration
  Jan. 2008 (premium $393,707)                                     614           233,320


See notes to portfolios of investments and notes to financial statements.

                                                                    97


GOLD SHARES FUND

  PORTFOLIO OF INVESTMENTS                                                 June 30, 2007


PURCHASED OPTIONS                                            CONTRACTS             VALUE

GOLD MINING (CONT'D)
----------------------------------------------------------------------------------------
Goldcorp, Inc., Strike Price 20, Call, Expiration
  Jan. 2008 (premium $160,035)                                     170      $     86,700
Goldcorp, Inc., Strike Price 20, Call, Expiration
  Jan. 2009 (premium $1,058,498)                                 1,005           693,450
Goldcorp, Inc., Strike Price 25, Call, Expiration
  Jan. 2008 (premium $260,549)                                     436           100,280
Goldcorp, Inc., Strike Price 25, Call, Expiration
  Jan. 2009 (premium $703,360)                                     886           398,700
Goldcorp, Inc., Strike Price 30, Call, Expiration
  Jan. 2009 (premium $494,620)                                     700           193,900
Harmony Gold Mining Co., Ltd., Strike Price 12.50, Call,
  Expiration Jan. 2008 (premium $720,839)                        1,616           440,360
Harmony Gold Mining Co., Ltd., Strike Price 17.50, Call,
  Expiration Jan. 2008 (premium $501,822)                        2,228           144,820
Newmont Mining Corp., Strike Price 40, Call, Expiration
  Jan. 2008 (premium $795,115)                                     776           228,920
Newmont Mining Corp., Strike Price 50, Call, Expiration
  Jan. 2008 (premium $781,393)                                   1,226            61,300
Newmont Mining Corp., Strike Price 60, Call, Expiration
  Jan. 2008 (premium $460,624)                                   1,376            11,008
Philadelphia Stock Exchange Gold & Silver Index, Strike
  Price 120, Put, Expiration Sept. 2007
  (premium $155,190)                                               310            57,350
Philadelphia Stock Exchange Gold & Silver Index, Strike
  Price 125, Put, Expiration Sept. 2007
  (premium $97,144)                                                220            63,800
Philadelphia Stock Exchange Gold & Silver Index, Strike
  Price 130, Put, Expiration Sept. 2007
  (premium $409,220)                                               640           294,400
Philadelphia Stock Exchange Gold & Silver Index, Strike
  Price 132.50, Put, Expiration Sept. 2007
  (premium $595,600)                                               800           464,000
Philadelphia Stock Exchange Gold & Silver Index, Strike
  Price 135, Put, Expiration Aug. 2007
  (premium $34,380)                                                 60            29,400
Philadelphia Stock Exchange Gold & Silver Index, Strike
  Price 135, Put, Expiration Sept. 2007
  (premium $781,190)                                             1,030           684,950
                                                                            ------------
                                                                               6,154,158

----------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS                                                        6,298,143
----------------------------------------------------------------------------------------
  (cost $11,049,459)

----------------------------------------------------------------------------------------
TOTAL SECURITIES                                                             139,659,379
----------------------------------------------------------------------------------------
  (cost $122,621,935)



See notes to portfolios of investments and notes to financial statements.

98


GOLD SHARES FUND

  PORTFOLIO OF INVESTMENTS                                                June 30, 2007


                                                             PRINCIPAL
REPURCHASE AGREEMENT 22.17%                                   AMOUNT            VALUE
Joint Tri-Party Repurchase Agreement, Bear Stearns,
  06/29/07, 4.10%, due 07/02/07, repurchase price
  $39,639,342, collateralized by U.S. Treasury
  securities held in a joint tri-party account
  (cost $39,625,803)                                        $39,625,803      $39,625,803
----------------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.29%                                                    179,285,182
----------------------------------------------------------------------------------------
  (cost $162,247,738)
Other assets and liabilities, net (0.29)%                                       (523,257)
                                                                            ------------

NET ASSETS 100%                                                             $178,761,925
                                                                            ------------

                                                            SHARES SUBJECT
CALL OPTIONS WRITTEN                                           TO CALL             VALUE

----------------------------------------------------------------------------------------
Harmony Gold Mining Co., Ltd., Strike Price 15,
  Expiration Aug. 2007                                          16,000      $      8,000
Meridian Gold, Inc., Strike Price 22.50, Expiration
  July 2007                                                     58,000           295,800
Meridian Gold, Inc., Strike Price 30, Expiration
  July 2007                                                     25,000             7,500
Royal Gold, Inc., Strike Price 22.50, Expiration
  July 2007                                                    120,000           192,000
Yamana Gold, Inc., Strike Price 10, Expiration
  July 2007                                                     66,000            82,500

----------------------------------------------------------------------------------------
TOTAL CALL OPTIONS WRITTEN                                                  $    585,800
----------------------------------------------------------------------------------------
  (premiums received $785,797) (Note 1 E)


See notes to portfolios of investments and notes to financial statements.

  NOTES TO PORTFOLIOS OF INVESTMENTS                   June 30, 2007


LEGEND

*    Non-income producing security            GO    General Obligation Bond
+    Affiliated company (see following)       WI    When Issued
ADR  American Depositary Receipt              RS    Restricted Security (see following)
GDR  Global Depositary Receipt                ZCB   Zero Coupon Bond
VR   Variable Rate                            ^     Security or portion of security
                                                    segregated as collateral for written options
@    Security was fair valued at June 30, 2007, by the Adviser in accordance with valuation procedures approved by the Board of Trustees. Fair valued securities, which were primarily composed of restricted securities, as a percentage of net assets at June 30, 2007, were 1.05% of China Region Opportunity, 3.16% of Global
     Resources, 1.70% of World Precious Minerals and 0.16% of Gold Shares.

GENERAL

The yields reflect the effective yield from the date of purchase.

Variable Rate Notes have periodic reset features, which effectively shorten the maturity dates and reset the interest rates as tied to various interest-bearing instruments. Rates shown are current rates at June 30, 2007.

Securities with a 144A designation are exempt from registration under Rule 144A of the Securities Act of 1933.

JOINT TRI-PARTY REPURCHASE AGREEMENTS

The terms of the joint tri-party repurchase agreements and the securities held as collateral at June 30, 2007, were:

Bear Stearns repurchase agreement, 06/29/07, 4.10%, due 07/02/07:
    Total principal amount: $273,766,701; Total repurchase price:
      $273,860,238
    Collateral:
    $153,029,000 U.S. Treasury Bond, 8.75%, 08/15/20
    $49,805,000 U.S. Treasury Bond, 8.00%, 11/15/21
    $3,890,000 U.S. Treasury Note, 2.625%, 05/15/08
    $4,000,000 U.S. Treasury Note, 3.375%, 10/15/09
      (total collateral market value, including accrued interest, of
        $279,243,943)

UBS Financial Services, Inc. repurchase agreement, 06/29/07, 4.20%, due 07/02/07:
    Total principal amount: $22,000,000; Total repurchase price:
      $22,007,700
    Collateral:
    $200,000 U.S. Treasury Note, 4.375%, 12/31/07
    $150,000 U.S. Treasury Note, 4.625%, 11/15/09
    $20,025,000 U.S. Treasury Note, 4.625%, 12/31/11
    $2,000,000 U.S. Treasury Note, 4.25%, 08/15/15
      (total collateral market value, including accrued interest, of
        $22,443,845)

Other mutual funds managed by U.S. Global Investors, Inc.
participate in the joint tri-party repurchase agreements. Each owns an undivided interest in the accounts.

  NOTES TO PORTFOLIOS OF INVESTMENTS                   June 30, 2007


AFFILIATED COMPANIES - INDICATED IN PORTFOLIO OF INVESTMENTS AS "+"

The Investment Company Act of 1940 defines affiliates as companies in which the Fund owns at least 5% of the outstanding voting securities. The following is a summary of transactions with each affiliated company during the year ended June 30, 2007.

                                                   SHARES OF AFFILIATED COMPANIES
                                     JUNE 30, 2006    ADDITIONS     REDUCTIONS    JUNE 30, 2007

GLOBAL RESOURCES FUND
-----------------------------------------------------------------------------------------------
Bounty Industries Ltd.                 9,500,000      12,500,000          --       22,000,000
Coastal Energy Co. (formerly
  PetroWorld Corp.)                    2,000,000       5,900,000          --        7,900,000(a)
Consolidated Thompson Iron Mines
  Ltd. (formerly Consolidated
  Thompson-Lundmark Gold Mines Ltd.)     900,000       1,253,500    (711,500)       1,442,000(a)
Exile Resources, Inc.                  2,178,675          51,325    (130,000)       2,100,000
Investika Ltd.                                --         741,000     (34,500)         706,500
Ivory Energy, Inc.                     1,666,500       3,086,666          --        4,753,166
Pacific Stratus Energy Ltd.              747,000         138,300    (391,850)         493,450(a)
Red Dragon Resources Corp.             3,796,000          99,000          --        3,895,000
Revett Minerals, Inc.                  4,645,300         238,800    (178,900)       4,705,200
Royalite Petroleum Co., Inc.                  --       2,266,333     (20,000)       2,246,333
UMC Energy plc                         1,000,000              --          --        1,000,000(a)

At June 30, 2007, the value of investments in affiliated companies was $20,332,904 representing 1.47% of net assets, and the total cost was $16,824,039. Net realized gains on transactions were $2,154,002, and there was no income earned for the period.

                                                   SHARES OF AFFILIATED COMPANIES
                                     JUNE 30, 2006    ADDITIONS     REDUCTIONS     JUNE 30, 2007

WORLD PRECIOUS MINERALS FUND
------------------------------------------------------------------------------------------------
Aberdeen International, Inc.           2,207,500         53,000             --       2,260,500
Atikwa Minerals Corp.                  2,288,333        496,000             --       2,784,333
Caledon Resources plc                 20,290,000        200,000    (17,237,900)      3,252,100(a)(b)
Chesapeake Gold Corp. (Formerly
  American Gold Capital Corp.)         1,641,900      1,296,749     (1,910,900)      1,027,749
Diamonds North Resources Ltd.          2,650,400        285,500        (84,500)      2,851,400
Golden China Resources Corp.           1,793,000      4,743,000     (5,152,000)      1,384,000(a)(b)
Golden Odyssey Mining, Inc.            1,473,500        182,000        (70,500)      1,585,000(a)
Grandview Gold, Inc.                   1,284,000        106,500         (2,500)      1,388,000
Linear Gold Corp.                      1,033,600        190,000        (31,000)      1,192,600(a)
Moss Lake Gold Mines Ltd.              2,698,500        300,000             --       2,998,500
Romarco Minerals, Inc.                 7,980,853         36,000       (120,000)      7,896,853
Vedron Gold, Inc.                      5,829,501        142,500       (646,991)      5,325,010

At June 30, 2007, the value of investments in affiliated companies was $16,561,833 representing 1.79% of net assets, and the total cost was $14,007,288. Net realized gains on transactions were $368,637, and there was no income earned for the period.

(a) At June 30, 2007, the company is no longer defined as an affiliate, although it was an affiliated company during the period.

(b) During the period, security was subject to a 1-for-5 reverse stock split.

  NOTES TO PORTFOLIOS OF INVESTMENTS                   June 30, 2007


RESTRICTED SECURITIES - INDICATED IN PORTFOLIO OF INVESTMENTS AS "RS"

The following securities are subject to legal restrictions on their resale. The issuer bears the cost of registration, if any, involved in the disposition of these securities.


                                     ACQUISITION      COST PER
SECURITY                                DATE            SHARE

CHINA REGION OPPORTUNITY FUND
----------------------------------------------------------------------------
    Big Sky Energy Corp.                03/01/05         $0.50

At June 30, 2007, the total cost of restricted securities was $50,000, and the total value was $32,287, representing 0.03% of net assets.

                                                               ACQUISITION       COST PER
                                                                  DATE             SHARE

GLOBAL RESOURCES FUND
------------------------------------------------------------------------------------------
    Aberdeen International, Inc., Units                              06/06/07        $0.76
    African Minerals, Special Warrants                               07/09/03        $6.00
    BA Energy, Inc.                                                  08/11/06        $8.48
    Big Sky Energy Corp.                                    03/01/05-08/15/05        $0.64
    Chesapeake Gold Corp., Series 1, Class A, Rights                 02/26/07       $15.78
    Diamond Fields International Ltd., 144A                          05/11/07        $0.15
    Foothills Resources, Inc.                                        09/07/06        $2.25
    Foothills Resources, Inc., Warrants (September 2011)             09/07/06        $0.00
    Legacy Energy LLC, 144A                                          02/27/06       $19.00
    Osmium Holdings S.A.                                    10/22/96-01/29/98      $987.07
    Red Back Mining, Inc., Units                                     05/03/07        $4.88
    Royalite Petroleum Co., Inc.                             8/10/06-09/28/06        $0.79
    Royalite Petroleum Co., Inc., Warrants (January
      2008)                                                          08/10/06        $0.43
    Royalite Petroleum Co., Inc., Warrants (February
      2008)                                                          09/28/06        $0.67
    Trident Resources Corp., Series B, Preferred Stock               06/08/06       $62.50
    Trident Resources Corp., Warrants (March 2013)                   06/08/06        $0.00
    Western Canadian Coal Corp., 144A, Units                         06/26/07        $2.20
    Zimasco Consolidated Enterprises Ltd.                   06/15/95-09/30/99        $3.73

At June 30, 2007, the total cost of restricted securities was $27,234,662 and the total value was $25,669,542, representing 1.86% of net assets.

  NOTES TO PORTFOLIOS OF INVESTMENTS                   June 30, 2007


                                                               ACQUISITION       COST PER
SECURITY                                                          DATE             SHARE

WORLD PRECIOUS MINERALS FUND
------------------------------------------------------------------------------------------
    African Minerals, Special Warrants                               07/09/03        $6.00
    Big Sky Energy Corp.                                             03/01/05        $0.50
    Carnavale Resources Ltd.                                         05/22/07        $0.29
    Chesapeake Gold Corp., Series 1, Class A, Rights                 02/26/07       $15.01
    Hainan Mining Corp., Units                              08/31/06-05/16/07        $0.85
    Mindoro Resources Ltd., 144A, Units                              05/25/07        $0.65
    Osmium Holdings S.A.                                    10/22/96-01/29/98    $1,280.75
    Platte River Gold U.S., Inc.                            03/01/04-06/07/04        $1.15
    Platte River Gold U.S., Inc., Warrants (March 2009)              03/01/04        $0.00
    Platte River Gold U.S., Inc., Units                              11/17/06        $3.00
    Western Exploration & Development Ltd., 144A,
      Special Warrants                                               08/14/97        $0.50
    Zimasco Consolidated Enterprises Ltd.                   06/15/95-09/30/99        $3.73

At June 30, 2007, the total cost of restricted securities was $8,340,138, and the total value was $10,025,514, representing 1.09% of net assets.

                                                               ACQUISITION       COST PER
                                                                  DATE             SHARE

GOLD SHARES FUND
------------------------------------------------------------------------------------------
    Red Back Mining, Inc., Units                                     05/03/07        $4.88

At June 30, 2007, the total cost of restricted securities was $292,789, and the total value was $283,542, representing 0.16% of net assets.

  STATEMENTS OF ASSETS AND LIABILITIES



                                                              U.S. TREASURY
                                                               SECURITIES
                                                                CASH FUND
Investments, at identified cost                               $115,623,989
                                                              ============
ASSETS
---------------------------------------------------------------------------
Investments, at value:
    Securities                                                $ 64,658,032
    Repurchase Agreements                                       50,965,957
Cash                                                                    --
Receivables:
    Investments sold                                                    --
    Interest                                                        89,024
    Capital shares sold                                          1,448,926
    From adviser                                                        --
Other assets                                                        10,662
---------------------------------------------------------------------------
TOTAL ASSETS                                                   117,172,601
---------------------------------------------------------------------------

LIABILITIES
---------------------------------------------------------------------------
Payables:
    Investments purchased                                               --
    Capital shares redeemed                                      1,044,433
    Adviser and affiliates                                          67,184
    Dividends and distributions                                      3,369
    Accounts payable and accrued expenses                           46,050
---------------------------------------------------------------------------
TOTAL LIABILITIES                                                1,161,036
---------------------------------------------------------------------------

NET ASSETS                                                    $116,011,565
                                                              ============


NET ASSETS CONSIST OF:
---------------------------------------------------------------------------
Paid-in capital                                               $116,021,464
Accumulated undistributed net investment income                      1,043
Accumulated net realized loss on investments and foreign
  currencies                                                       (10,942)
Net unrealized appreciation (depreciation) of investments
  and other assets and liabilities denominated in foreign
  currencies                                                            --
                                                              ------------
Net assets applicable to capital shares outstanding           $116,011,565
                                                              ============

    Capital shares outstanding, an unlimited number of no
      par shares authorized                                    116,083,790
                                                              ============

NET ASSET VALUE, PUBLIC OFFERING PRICE, REDEMPTION PRICE,
 PER SHARE                                                    $       1.00
                                                              ============

See accompanying notes to financial statements.


104


                                                                                                     June 30, 2007


                                                             U.S. GOVERNMENT
                                                               SECURITIES           NEAR-TERM          TAX FREE
                                                              SAVINGS FUND        TAX FREE FUND          FUND
Investments, at identified cost                               $470,051,834         $13,099,785        $15,857,505
                                                              ============         ===========        ===========

ASSETS
---------------------------------------------------------------------------------------------------------------------
Investments, at value:
    Securities                                                $470,051,834         $12,977,110        $15,156,413
    Repurchase Agreements                                               --              85,135          1,012,370
Cash                                                                79,514                  --                 --
Receivables:
    Investments sold                                                    --             202,000                 --
    Interest                                                       661,946             152,514            203,391
    Capital shares sold                                          1,396,193                  60                620
    From adviser                                                        --               9,873              6,021
Other assets                                                        18,031               1,428              2,118
---------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                   472,207,518          13,428,120         16,380,933
---------------------------------------------------------------------------------------------------------------------

LIABILITIES
---------------------------------------------------------------------------------------------------------------------
Payables:
    Investments purchased                                               --                  --            395,554
    Capital shares redeemed                                      2,885,518                  --                462
    Adviser and affiliates                                         119,805                  --                 --
    Dividends and distributions                                     31,777               8,761              9,250
    Accounts payable and accrued expenses                           75,913              35,942             35,675
---------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                3,113,013              44,703            440,941
---------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                    $469,094,505         $13,383,417        $15,939,992
                                                              ============         ===========        ===========


NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------------------------
Paid-in capital                                               $468,697,178         $13,768,938        $16,345,266
Accumulated undistributed net investment income                    406,948              17,323             32,174
Accumulated net realized loss on investments and foreign
  currencies                                                        (9,621)           (365,304)          (748,726)
Net unrealized appreciation (depreciation) of investments
  and other assets and liabilities denominated in foreign
  currencies                                                            --             (37,540)           311,278
                                                              ------------         -----------        -----------
Net assets applicable to capital shares outstanding           $469,094,505         $13,383,417        $15,939,992
                                                              ============         ===========        ===========


    Capital shares outstanding, an unlimited number of no
      par shares authorized                                    469,326,179           6,300,524          1,330,643
                                                              ============         ===========        ===========

NET ASSET VALUE, PUBLIC OFFERING PRICE, REDEMPTION PRICE,
 PER SHARE                                                    $       1.00         $      2.12        $     11.98
                                                              ============         ===========        ===========


  STATEMENTS OF ASSETS AND LIABILITIES

                                                ALL AMERICAN        CHINA REGION
                                                EQUITY FUND       OPPORTUNITY FUND
Investments, at identified cost                 $20,097,145         $72,724,910
                                                ===========         ===========
ASSETS
----------------------------------------------------------------------------------
Investments, at value:
    Securities of unaffiliated issuers          $22,576,922         $87,022,574
    Securities of affiliated issuers                     --                  --
    Repurchase Agreements                         1,052,142           8,616,553
Cash                                                     --                  --
Foreign currencies (Cost $0, $480,144,
    $16,536,495, $143,352 and $0)                        --             480,494
Receivables:
    Investments sold                                     --              69,578
    Dividends                                        10,789             158,507
    Interest                                            240               1,963
    Capital shares sold                               1,403             199,818
    Unrealized appreciation on foreign
      currency exchange contracts - Note 1 G             --                   6
Other assets                                          7,921              12,027
----------------------------------------------------------------------------------
TOTAL ASSETS                                     23,649,417          96,561,520
----------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------
Payables:
    Investments purchased                                --           2,427,038
    Capital shares redeemed                         111,061             137,634
    Adviser and affiliates                           16,099             115,699
    Accounts payable and accrued expenses            43,053              76,381
    Due to custodian                                     --                  --
    Written options at value                             --                  --
    Unrealized depreciation on foreign
      currency exchange contracts - Note 1 G             --                  50
----------------------------------------------------------------------------------
TOTAL LIABILITIES                                   170,213           2,756,802
----------------------------------------------------------------------------------
NET ASSETS                                      $23,479,204         $93,804,718
                                                ===========         ===========
NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------
Paid-in capital                                 $18,195,220         $61,704,266
Accumulated undistributed net investment
    income (distributions in excess of net
    investment income)                                   --          (2,258,850)
Accumulated net realized gain (loss) on
    investments and foreign currencies            1,752,065          11,443,949
Net unrealized appreciation of investments
    and other assets and liabilities
    denominated in foreign currencies             3,531,919          22,915,353
                                                -----------         -----------
Net assets applicable to capital shares
    outstanding                                 $23,479,204         $93,804,718
                                                ===========         ===========
    Capital shares outstanding, an
        unlimited number of no par shares
        authorized                                  821,424           7,474,333
                                                ===========         ===========
NET ASSET VALUE, PUBLIC OFFERING PRICE,
   REDEMPTION PRICE, PER SHARE                  $     28.58         $     12.55
                                                ===========         ===========

See accompanying notes to financial statements.


106


                                                                                           June 30, 2007

                                               GLOBAL RESOURCES       WORLD PRECIOUS         GOLD SHARES
                                                     FUND              MINERALS FUND            FUND
Investments, at identified cost                 $1,090,903,156         $740,576,128          $162,247,738
                                                ==============         ============          ============
ASSETS
--------------------------------------------------------------------------------------------------------------
Investments, at value:
    Securities of unaffiliated issuers          $1,307,916,594         $810,404,067          $139,659,379
    Securities of affiliated issuers                20,332,904           16,561,833                    --
    Repurchase Agreements                           62,404,362          100,511,571            39,625,803
Cash                                                        --               20,281                   571
Foreign currencies (Cost $0, $480,144,
    $16,536,495, $143,352 and $0)                   16,516,837              143,352                    --
Receivables:
    Investments sold                                 3,429,608            3,292,179               629,132
    Dividends                                        1,142,517               93,159                21,753
    Interest                                           276,887               25,190                 9,026
    Capital shares sold                              3,386,177            1,915,874               491,361
    Unrealized appreciation on foreign
      currency exchange contracts - Note 1 G                87                   29                    --
Other assets                                           405,777               53,132                31,466
--------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                     1,415,811,750          933,020,667           180,468,491
--------------------------------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------------------------------
Payables:
    Investments purchased                           21,510,878            5,323,325               320,207
    Capital shares redeemed                          1,164,606            1,515,099               179,712
    Adviser and affiliates                             900,238              649,329               138,240
    Accounts payable and accrued expenses              345,557              313,383               125,549
    Due to custodian                                 8,605,064                   --               357,058
    Written options at value                            35,000            1,440,500               585,800
    Unrealized depreciation on foreign
      currency exchange contracts - Note 1 G                --                   --                    --
--------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                   32,561,343            9,241,636             1,706,566
--------------------------------------------------------------------------------------------------------------
NET ASSETS                                      $1,383,250,407         $923,779,031          $178,761,925
                                                ==============         ============          ============
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------------------------------
Paid-in capital                                 $1,043,156,817         $698,643,255          $168,925,545
Accumulated undistributed net investment
    income (distributions in excess of net
    investment income)                             (12,989,617)         (15,710,691)              926,160
Accumulated net realized gain (loss) on
    investments and foreign currencies              53,386,649           53,317,534            (8,332,055)
Net unrealized appreciation of investments
    and other assets and liabilities
    denominated in foreign currencies              299,696,558          187,528,933            17,242,275
                                                --------------         ------------          ------------

Net assets applicable to capital shares
    outstanding                                 $1,383,250,407         $923,779,031          $178,761,925
                                                ==============         ============          ============
    Capital shares outstanding, an
        unlimited number of no par shares
        authorized                                  78,149,618           32,592,020            11,928,386
                                                ==============         ============          ============
NET ASSET VALUE, PUBLIC OFFERING PRICE,
   REDEMPTION PRICE, PER SHARE                  $        17.70         $      28.34          $      14.99
                                                ==============         ============          ============

  STATEMENTS OF OPERATIONS

                                                              U.S. TREASURY
                                                               SECURITIES
                                                                CASH FUND
NET INVESTMENT INCOME

INCOME:
---------------------------------------------------------------------------
    Interest and other                                         $6,148,498

EXPENSES:
---------------------------------------------------------------------------
    Management fee                                                595,321
    Transfer agent fees and expenses                              234,371
    Accounting service fees and expenses                           25,807
    Professional fees                                              52,582
    Custodian fees                                                 43,832
    Shareholder reporting                                          47,615
    Registration fees                                              35,515
    Trustee fees and expenses                                      25,422
    Miscellaneous                                                  28,520
                                                               ----------
        Total expenses before reductions                        1,088,985
    Expenses offset - Note 1J                                        (472)
    Expenses reimbursed - Note 2                                  (24,507)
                                                               ----------
        NET EXPENSES                                            1,064,006

---------------------------------------------------------------------------
NET INVESTMENT INCOME                                           5,084,492
---------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS

    Realized gain (loss) from securities                               --
    Net change in unrealized appreciation (depreciation) of
     investments                                                       --
---------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 --
---------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                     $5,084,492
                                                               ==========

See accompanying notes to financial statements.


108


                                                                             For the Year Ended June 30, 2007


                                                             U.S. GOVERNMENT
                                                               SECURITIES           NEAR-TERM        TAX FREE
                                                              SAVINGS FUND        TAX FREE FUND        FUND
NET INVESTMENT INCOME

INCOME:
---------------------------------------------------------------------------------------------------------------
    Interest and other                                         $23,124,957          $567,444         $724,933

EXPENSES:
---------------------------------------------------------------------------------------------------------------
    Management fee                                               1,979,834            73,203          113,397
    Transfer agent fees and expenses                               398,563            17,162           19,965
    Accounting service fees and expenses                            75,823            36,535           34,015
    Professional fees                                               82,206            50,444           48,812
    Custodian fees                                                  60,864            13,007           13,311
    Shareholder reporting                                           64,104             2,479            3,149
    Registration fees                                               41,065            14,245           14,653
    Trustee fees and expenses                                       25,422            25,422           25,422
    Miscellaneous                                                   47,238             6,891            8,278
                                                               -----------          --------         --------
        Total expenses before reductions                         2,775,119           239,388          281,002
    Expenses offset - Note 1J                                           --              (410)             (75)
    Expenses reimbursed - Note 2                                  (774,277)         (173,100)        (175,090)
                                                               -----------          --------         --------
        NET EXPENSES                                             2,000,842            65,878          105,837

---------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                           21,124,115           501,566          619,096
---------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS

    Realized gain (loss) from securities                             2,458            (9,533)          15,231
    Net change in unrealized appreciation (depreciation) of
     investments                                                        --            67,546          (41,981)
---------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,458            58,013          (26,750)
---------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                     $21,126,573          $559,579         $592,346
                                                               ===========          ========         ========

  STATEMENTS OF OPERATIONS

                                                ALL AMERICAN        CHINA REGION
                                                EQUITY FUND       OPPORTUNITY FUND
NET INVESTMENT INCOME

INCOME:
----------------------------------------------------------------------------------
    Dividends from unaffiliated issuers          $  225,134         $ 1,323,792
    Foreign taxes withheld on dividends              (1,839)            (20,343)
                                                 ----------         -----------
        Net dividends                               223,295           1,303,449
    Interest and other                              100,738             322,891
                                                 ----------         -----------
        TOTAL INCOME                                324,033           1,626,340

EXPENSES:
----------------------------------------------------------------------------------
    Management fee                                  165,560             997,748
    Transfer agent fees and expenses                 89,222             211,900
    Accounting service fees and expenses             29,259              84,721
    Professional fees                                53,474              60,301
    Custodian fees                                   31,367             143,454
    Shareholder reporting                            16,468              40,697
    Registration fees                                14,937              18,832
    Trustee fees and expenses                        25,422              25,422
    Miscellaneous                                    19,224              30,148
                                                 ----------         -----------
        Total expenses before reductions            444,933           1,613,223
    Expenses offset - Note 1J                          (415)             (1,201)
    Expenses reimbursed - Note 2                    (58,211)                 --
                                                 ----------         -----------
        NET EXPENSES                                386,307           1,612,022
----------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                        (62,274)             14,318
----------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS

    Realized gain (loss) from:
        Securities from unaffiliated issuers      2,099,469          13,515,895
        Securities from affiliated issuers               --                  --
        Written options                                  --              36,674
        Foreign currency transactions                 2,924            (233,824)
                                                 ----------         -----------
        NET REALIZED GAIN                         2,102,393          13,318,745
                                                 ----------         -----------
    Net change in unrealized appreciation
     (depreciation) of:
        Investments                               1,985,429          17,979,471
        Written options                                  --                  --
        Other assets and liabilities
          denominated in foreign currencies          (3,403)              7,713
                                                 ----------         -----------
        NET UNREALIZED APPRECIATION
         (DEPRECIATION)                           1,982,026          17,987,184
----------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS                            4,084,419          31,305,929
----------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                       $4,022,145         $31,320,247
                                                 ==========         ===========


See accompanying notes to financial statements.


110


                                                                        For the Year Ended June 30, 2007



                                               GLOBAL RESOURCES       WORLD PRECIOUS         GOLD SHARES
                                                     FUND             MINERALS FUND              FUND
NET INVESTMENT INCOME

INCOME:
------------------------------------------------------------------------------------------------------------
    Dividends from unaffiliated issuers          $ 15,220,051          $ 2,986,061           $ 1,061,445
    Foreign taxes withheld on dividends            (1,533,922)            (252,322)              (54,049)
                                                 ------------          -----------           -----------
        Net dividends                              13,686,129            2,733,739             1,007,396
    Interest and other                              6,875,771            7,437,012             2,541,601
                                                 ------------          -----------           -----------
        TOTAL INCOME                               20,561,900           10,170,751             3,548,997

EXPENSES:
------------------------------------------------------------------------------------------------------------
    Management fee                                  7,387,016            6,130,468             1,672,967
    Transfer agent fees and expenses                2,268,892            1,607,756               481,212
    Accounting service fees and expenses              566,034              491,998               160,405
    Professional fees                                 177,188              149,832                69,655
    Custodian fees                                    597,900              782,341               263,751
    Shareholder reporting                             412,159              289,009                95,180
    Registration fees                                  54,019               54,003                38,436
    Trustee fees and expenses                          25,422               25,422                25,422
    Miscellaneous                                     120,868              102,116                63,278
                                                 ------------          -----------           -----------
        Total expenses before reductions           11,609,498            9,632,945             2,870,306
    Expenses offset - Note 1J                         (90,559)             (27,112)              (11,232)
    Expenses reimbursed - Note 2                           --                   --                    --
                                                 ------------          -----------           -----------
        NET EXPENSES                               11,518,939            9,605,833             2,859,074
------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                        9,042,961              564,918               689,923
------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS

    Realized gain (loss) from:
        Securities from unaffiliated issuers       92,567,194          102,974,276            26,210,591
        Securities from affiliated issuers          2,154,002              368,637                    --
        Written options                            (1,683,276)           3,078,094             1,284,272
        Foreign currency transactions                (567,602)            (417,740)              (63,849)
                                                 ------------          -----------           -----------
        NET REALIZED GAIN                          92,470,318          106,003,267            27,431,014
                                                 ------------          -----------           -----------
    Net change in unrealized appreciation
     (depreciation) of:
        Investments                               110,035,150          (11,860,011)          (36,974,095)
        Written options                                 8,349              626,359               199,997
        Other assets and liabilities
          denominated in foreign currencies           (79,281)            (346,528)             (101,369)
                                                 ------------          -----------           -----------
        NET UNREALIZED APPRECIATION
         (DEPRECIATION)                           109,964,218          (11,580,180)          (36,875,467)
------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS                            202,434,536           94,423,087            (9,444,453)
------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                       $211,477,497          $94,988,005           $(8,754,530)
                                                 ============          ===========           ===========

  STATEMENTS OF CHANGES IN NET ASSETS

                                                           U.S. TREASURY SECURITIES
                                                                   CASH FUND
                                                       ---------------------------------
                                                        YEAR ENDED          YEAR ENDED
                                                       JUNE 30, 2007       JUNE 30, 2006
INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
----------------------------------------------------------------------------------------
    Net investment income                              $  5,084,492        $  3,519,387
    Net realized gain (loss)                                     --                  --
    Net unrealized appreciation (depreciation)                   --                  --
                                                       ------------        ------------
        NET INCREASE IN NET ASSETS RESULTING
          FROM OPERATIONS                                 5,084,492           3,519,387

DISTRIBUTIONS TO SHAREHOLDERS:
----------------------------------------------------------------------------------------
    From net investment income                           (5,084,891)         (3,519,445)
                                                       ------------        ------------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS              (5,084,891)         (3,519,445)

FROM CAPITAL SHARE TRANSACTIONS:
----------------------------------------------------------------------------------------
    Proceeds from shares sold                           383,660,609         623,320,464
    Distributions reinvested                              4,907,563           3,408,560
                                                       ------------        ------------
                                                        388,568,172         626,729,024
    Cost of shares redeemed                            (391,584,524)       (631,758,750)
                                                       ------------        ------------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
          CAPITAL SHARE TRANSACTIONS                     (3,016,352)         (5,029,726)

----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                    (3,016,751)         (5,029,784)
----------------------------------------------------------------------------------------

NET ASSETS

Beginning of year                                       119,028,316         124,058,100

----------------------------------------------------------------------------------------
END OF YEAR                                            $116,011,565        $119,028,316
----------------------------------------------------------------------------------------
Accumulated undistributed net investment income,
  end of year                                          $      1,043        $      1,442
                                                       ============        ============

CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------
    Shares sold                                         383,660,609         623,320,464
    Shares reinvested                                     4,907,563           3,408,560
    Shares redeemed                                    (391,584,524)       (631,758,750)
                                                       ------------        ------------
        NET SHARE ACTIVITY                               (3,016,352)         (5,029,726)
                                                       ============        ============



See accompanying notes to financial statements.



112


                                                        U.S. GOVERNMENT SECURITIES
                                                               SAVINGS FUND                           NEAR-TERM TAX FREE FUND
                                                   -----------------------------------          -----------------------------------
                                                     YEAR ENDED            YEAR ENDED             YEAR ENDED            YEAR ENDED
                                                   JUNE 30, 2007         JUNE 30, 2006          JUNE 30, 2007         JUNE 30, 2006
INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
------------------------------------------------------------------------------------------------------------------------------------
    Net investment income                           $ 21,124,115          $ 14,968,530           $   501,566           $   516,897
    Net realized gain (loss)                               2,458                    --                (9,533)             (198,526)
    Net unrealized appreciation (depreciation)                --                    --                67,546              (189,289)
                                                    ------------          ------------           -----------           -----------
        NET INCREASE IN NET ASSETS RESULTING
          FROM OPERATIONS                             21,126,573            14,968,530               559,579               129,082

DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------------------------------------------------
    From net investment income                       (21,124,058)          (14,951,407)             (501,654)             (511,420)
                                                    ------------          ------------           -----------           -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS          (21,124,058)          (14,951,407)             (501,654)             (511,420)

FROM CAPITAL SHARE TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold                        368,491,428           352,226,702             2,312,722             4,784,222
    Distributions reinvested                          20,689,962            14,689,650               384,910               418,555
                                                    ------------          ------------           -----------           -----------
                                                     389,181,390           366,916,352             2,697,632             5,202,777
    Cost of shares redeemed                         (355,506,639)         (343,494,954)           (5,202,546)           (7,695,821)
                                                    ------------          ------------           -----------           -----------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
          CAPITAL SHARE TRANSACTIONS                  33,674,751            23,421,398            (2,504,914)           (2,493,044)

------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                 33,677,266            23,438,521            (2,446,989)           (2,875,382)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS

Beginning of year                                    435,417,239           411,978,718            15,830,406            18,705,788

------------------------------------------------------------------------------------------------------------------------------------
END OF YEAR                                         $469,094,505          $435,417,239           $13,383,417           $15,830,406
------------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income,
  end of year                                       $    406,948          $    406,891           $    17,323           $    17,411
                                                    ============          ============           ===========           ===========

CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------------------------------
    Shares sold                                      368,491,428           352,226,702             1,078,441             2,232,847
    Shares reinvested                                 20,689,962            14,689,650               179,915               195,229
    Shares redeemed                                 (355,506,639)         (343,494,954)           (2,428,359)           (3,585,124)
                                                    ------------          ------------           -----------           -----------
        NET SHARE ACTIVITY                            33,674,751            23,421,398            (1,170,003)           (1,157,048)
                                                    ============          ============           ===========           ===========

  STATEMENTS OF CHANGES IN NET ASSETS

                                                                  TAX FREE FUND
                                                       -----------------------------------
                                                        YEAR ENDED            YEAR ENDED
                                                       JUNE 30, 2007         JUNE 30, 2006
INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
------------------------------------------------------------------------------------------
    Net investment income (loss)                        $   619,096           $   748,447
    Net realized gain                                        15,231                86,123
    Net unrealized appreciation (depreciation)              (41,981)             (662,607)
                                                        -----------           -----------
        NET INCREASE IN NET ASSETS RESULTING FROM
          OPERATIONS                                        592,346               171,963

DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------
    From net investment income                             (615,389)             (746,191)
    From net capital gains                                       --                    --
                                                        -----------           -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS                (615,389)             (746,191)

FROM CAPITAL SHARE TRANSACTIONS:
------------------------------------------------------------------------------------------
    Proceeds from shares sold                             4,168,323             7,108,359
    Distributions reinvested                                509,442               667,681
    Proceeds from short-term trading fees                        --                    --
                                                        -----------           -----------
                                                          4,677,765             7,776,040
    Cost of shares redeemed                              (3,706,262)          (14,643,249)
                                                        -----------           -----------
        NET INCREASE (DECREASE) IN NET ASSETS
          FROM CAPITAL SHARE TRANSACTIONS                   971,503            (6,867,209)

------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                       948,460            (7,441,437)
------------------------------------------------------------------------------------------

NET ASSETS

Beginning of year                                        14,991,532            22,432,969

------------------------------------------------------------------------------------------
END OF YEAR                                             $15,939,992           $14,991,532
------------------------------------------------------------------------------------------

Accumulated undistributed net investment income
  (distributions in excess of net investment income),
  end of year                                           $    32,174           $    28,467
                                                        ===========           ===========

CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------
    Shares sold                                             341,911               583,280
    Shares reinvested                                        41,891                54,925
    Shares redeemed                                        (304,399)           (1,205,634)
                                                        -----------           -----------
        NET SHARE ACTIVITY                                   79,403              (567,429)
                                                        ===========           ===========

See accompanying notes to financial statements.


114


                                                                                                            CHINA REGION
                                                          ALL AMERICAN EQUITY FUND                        OPPORTUNITY FUND
                                                    -----------------------------------         -----------------------------------
                                                     YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
                                                    JUNE 30, 2007         JUNE 30, 2006         JUNE 30, 2007         JUNE 30, 2006
INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
------------------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                     $   (62,274)          $  (140,588)          $    14,318           $   (34,461)
    Net realized gain                                  2,102,393             3,410,638            13,318,745             8,649,512
    Net unrealized appreciation (depreciation)         1,982,026              (395,656)           17,987,184              (401,507)
                                                     -----------           -----------           -----------           -----------
        NET INCREASE IN NET ASSETS RESULTING FROM
          OPERATIONS                                   4,022,145             2,874,394            31,320,247             8,213,544

DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------------------------------------------------
    From net investment income                                --                    --            (1,333,614)             (909,532)
    From net capital gains                            (2,948,106)             (455,916)                   --                    --
                                                     -----------           -----------           -----------           -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS           (2,948,106)             (455,916)           (1,333,614)             (909,532)

FROM CAPITAL SHARE TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold                          3,497,874             4,213,480            41,842,142            48,877,918
    Distributions reinvested                           2,897,452               446,686             1,288,571               876,930
    Proceeds from short-term trading fees                    603                 1,015               153,356                99,066
                                                     -----------           -----------           -----------           -----------
                                                       6,395,929             4,661,181            43,284,069            49,853,914
    Cost of shares redeemed                           (5,538,258)           (4,785,228)          (47,227,127)          (19,907,492)
                                                     -----------           -----------           -----------           -----------
        NET INCREASE (DECREASE) IN NET ASSETS
          FROM CAPITAL SHARE TRANSACTIONS                857,671              (124,047)           (3,943,058)           29,946,422

------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                  1,931,710             2,294,431            26,043,575            37,250,434
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS

Beginning of year                                     21,547,494            19,253,063            67,761,143            30,510,709

------------------------------------------------------------------------------------------------------------------------------------
END OF YEAR                                          $23,479,204           $21,547,494           $93,804,718           $67,761,143
------------------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed net investment income
  (distributions in excess of net investment
  income), end of year                               $        --           $        --           $(2,258,850)          $(1,317,209)
                                                     ===========           ===========           ===========           ===========

CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------------------------------
    Shares sold                                          128,990               153,852             4,193,823             5,590,725
    Shares reinvested                                    115,759                16,768               128,472               115,690
    Shares redeemed                                     (204,356)             (176,376)           (4,630,983)           (2,366,044)
                                                     -----------           -----------           -----------           -----------
        NET SHARE ACTIVITY                                40,393                (5,756)             (308,688)            3,340,371
                                                     ===========           ===========           ===========           ===========

  STATEMENTS OF CHANGES IN NET ASSETS

                                                           GLOBAL RESOURCES FUND
                                                    -----------------------------------
                                                      YEAR ENDED           YEAR ENDED
                                                    JUNE 30, 2007        JUNE 30, 2006
INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
---------------------------------------------------------------------------------------
    Net investment income (loss)                    $    9,042,961       $    9,745,092
    Net realized gain                                   92,470,318          153,257,351
    Net unrealized appreciation (depreciation)         109,964,218          118,493,173
                                                    --------------       --------------
        NET INCREASE (DECREASE) IN NET ASSETS
          RESULTING FROM OPERATIONS                    211,477,497          281,495,616

DISTRIBUTIONS TO SHAREHOLDERS:
---------------------------------------------------------------------------------------
    From net investment income                         (61,878,978)         (16,043,181)
    From net capital gains                            (120,720,087)         (53,477,271)
                                                    --------------       --------------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS           (182,599,065)         (69,520,452)

FROM CAPITAL SHARE TRANSACTIONS:
---------------------------------------------------------------------------------------
    Proceeds from shares sold                          645,950,934        1,156,093,363
    Distributions reinvested                           175,690,973           65,860,313
    Proceeds from short-term trading fees                   65,595              203,807
                                                    --------------       --------------
                                                       821,707,502        1,222,157,483
    Cost of shares redeemed                           (749,000,008)        (640,651,603)
                                                    --------------       --------------
        NET INCREASE IN NET ASSETS
          FROM CAPITAL SHARE TRANSACTIONS               72,707,494          581,505,880

---------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                  101,585,926          793,481,044
---------------------------------------------------------------------------------------

NET ASSETS

Beginning of year                                    1,281,664,481          488,183,437

---------------------------------------------------------------------------------------
END OF YEAR                                         $1,383,250,407       $1,281,664,481
---------------------------------------------------------------------------------------

Accumulated undistributed net investment income
  (distributions in excess of net investment
  income), end of year                              $  (12,989,617)      $    3,230,685
                                                    ==============       ==============

CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------
    Shares sold                                         39,780,025           72,318,323
    Shares reinvested                                   12,000,749            4,615,299
    Shares redeemed                                    (48,049,221)         (41,039,967)
                                                    --------------       --------------
        NET SHARE ACTIVITY                               3,731,553           35,893,655
                                                    ==============       ==============

See accompanying notes to financial statements.

116


                                                                   WORLD PRECIOUS
                                                                   MINERALS FUND                         GOLD SHARES FUND
                                                          --------------------------------        ---------------------------------
                                                           YEAR ENDED        YEAR ENDED            YEAR ENDED          YEAR ENDED
                                                          JUNE 30, 2007     JUNE 30, 2006         JUNE 30, 2007       JUNE 30, 2006
INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
------------------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                          $    564,918      $      228,153        $    689,923        $    (69,394)
    Net realized gain                                      106,003,267          89,141,365          27,431,014          26,497,509
    Net unrealized appreciation (depreciation)             (11,580,180)        163,435,815         (36,875,467)         42,899,678
                                                          ------------      --------------        ------------        ------------
        NET INCREASE (DECREASE) IN NET ASSETS
          RESULTING FROM OPERATIONS                         94,988,005         252,805,333          (8,754,530)         69,327,793

DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------------------------------------------------
    From net investment income                             (51,570,418)        (11,327,580)                 --          (1,018,347)
    From net capital gains                                 (69,178,178)         (6,323,156)                 --                  --
                                                          ------------      --------------        ------------        ------------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS               (120,748,596)        (17,650,736)                 --          (1,018,347)

FROM CAPITAL SHARE TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold                              697,217,101       1,079,149,474         187,856,134         337,422,942
    Distributions reinvested                               114,711,593          16,536,899                  --             941,813
    Proceeds from short-term trading fees                      815,105           1,229,616             278,592             606,882
                                                          ------------      --------------        ------------        ------------
                                                           812,743,799       1,096,915,989         188,134,726         338,971,637
    Cost of shares redeemed                               (783,452,968)       (680,134,237)       (208,645,621)       (263,069,829)
                                                          ------------      --------------        ------------        ------------
        NET INCREASE IN NET ASSETS
          FROM CAPITAL SHARE TRANSACTIONS                   29,290,831         416,781,752         (20,510,895)         75,901,808

------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                        3,530,240         651,936,349         (29,265,425)        144,211,254
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS

Beginning of year                                          920,248,791         268,312,442         208,027,350          63,816,096

------------------------------------------------------------------------------------------------------------------------------------
END OF YEAR                                               $923,779,031      $  920,248,791        $178,761,925        $208,027,350
------------------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed net investment income
  (distributions in excess of net investment
  income), end of year                                    $(15,710,691)     $   (5,176,414)       $    926,160        $   (183,285)
                                                          ============      ==============        ============        ============

CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------------------------------
    Shares sold                                             24,505,326          44,379,941          12,003,311          28,690,541
    Shares reinvested                                        4,350,079             851,979                  --              91,795
    Shares redeemed                                        (28,153,172)        (30,654,630)        (13,510,813)        (23,670,309)
                                                          ------------      --------------        ------------        ------------
        NET SHARE ACTIVITY                                     702,233          14,577,290          (1,507,502)          5,112,027
                                                          ============      ==============        ============        ============

  NOTES TO FINANCIAL STATEMENTS                        June 30, 2007


NOTE 1: SIGNIFICANT ACCOUNTING POLICIES

 U.S. Global Investors Funds (Trust) is organized as a Massachusetts business trust, consisting of nine separate funds (Funds), as follows: U.S. Treasury Securities Cash, U.S. Government Securities Savings, Near-Term Tax Free, Tax Free, All American Equity, China Region Opportunity, Global Resources, World Precious Minerals and Gold Shares. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended. All funds are diversified with the exception of China Region Opportunity, Global Resources, World Precious Minerals and Gold Shares.

 The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S.
 generally accepted accounting principles.

 A. SECURITY VALUATIONS
 The Funds value investments traded on national or international securities exchanges or over-the-counter at the last sales price reported by the security's primary exchange at the time of daily valuation. Securities for which no sale was reported are valued at the mean between the last reported bid and asked prices or using quotes provided by principal market makers. Short-term investments with effective maturities of sixty days or less at the date of purchase and investments of U.S. Treasury Securities Cash and U.S. Government Securities Savings Funds are valued at amortized cost, which approximates market value. An independent pricing service values municipal securities and long-term U.S. Government obligations using a system based on such factors as credit rating, maturity, coupon and type of security to determine fair value.

 B. FAIR VALUED SECURITIES
 Securities for which market quotations are not readily available or which are subject to legal restrictions are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. The following factors are generally considered in determining fair value: nature and duration of any trading restrictions, trading volume, market values of unrestricted shares of the same or similar class, investment management's judgment regarding the market experience of the issuer, financial status and other operational and market factors affecting the issuer, issuer's management, quality of the underlying property based on review of independent geological studies, the extent of a Fund's investment in the trading securities of the issuer; and other relevant matters. The fair values may differ from what would have been used had a broader market for these securities existed.

 For securities traded on international exchanges, if events which may materially affect the value of a Fund's securities occur after the close of the primary exchange

  NOTES TO FINANCIAL STATEMENTS                        June 30, 2007


 and before a Fund's net asset value is next determined, then those securities will be valued at their fair value as determined in good faith under the supervision of the Board of Trustees. The Funds may use a systematic fair value model provided by an independent third party to value international securities.

 C. SECURITY TRANSACTIONS AND INVESTMENT INCOME
 Security transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified-cost basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, which may include original issue discount, is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, respectively, on a yield-to-maturity basis as adjustments to interest income.

 The Funds may purchase securities on a when-issued or delayed-delivery basis and segregate the liquid assets on their books to collateralize the obligation until trade settlement. Such investments are accounted for in the same manner as marketable portfolio securities.

 The equity funds may invest in private placements and initial public offerings (IPOs), the volatility of which may significantly affect performance. There is no guarantee that these high-risk investments will affect a Fund's performance in the same way in the future.

 D. REPURCHASE AGREEMENTS
 The Funds may enter into repurchase agreements with recognized financial institutions or registered broker-dealers and, in all instances, hold, as collateral, underlying securities with a value exceeding the principal amount of the repurchase obligation. The Funds use joint tri-party repurchase agreement accounts with other funds under common management where uninvested cash is collectively invested in repurchase agreements, and each participating fund owns an undivided interest in the account.

 E. OPTIONS
 Some Funds may write or purchase options on securities to manage their exposure to stock or commodity markets as well as fluctuations in interest and currency conversion rates. Written options include a risk of loss in excess of the option premium. The use of options carries the risk of a change in value of the underlying instruments, an illiquid secondary market, or failure of the counterparty to perform its obligations. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium.

  NOTES TO FINANCIAL STATEMENTS                        June 30, 2007


 As of June 30, 2007, portfolio securities valued at $587,000, $20,854,250, and $6,153,780 were held in escrow by the custodian as cover for call options written for the Global Resources Fund, World Precious Minerals Fund and Gold Shares Fund, respectively.

 Transactions in written call options during the year ended June 30, 2007, were as follows:

                                            CHINA REGION               GLOBAL
                                          OPPORTUNITY FUND         RESOURCES FUND
                                        ----------------------------------------------
                                        NUMBER OF   PREMIUMS   NUMBER OF     PREMIUMS
                                        CONTRACTS   RECEIVED   CONTRACTS     RECEIVED

  Options outstanding at June 30, 2006       --     $    --          --    $        --
  Options written                           150      36,674      15,247      4,021,056
  Options closed                             --          --     (12,923)    (3,572,277)
  Options expired                          (150)    (36,674)       (410)      (109,012)
  Options exercised                          --          --      (1,414)      (296,418)
                                          -----     -------     -------    -----------
  Options outstanding at June 30, 2007       --     $    --         500    $    43,349
                                          =====     =======     =======    ===========

                                            WORLD PRECIOUS
                                             MINERALS FUND           GOLD SHARES FUND
                                        -------------------------------------------------
                                        NUMBER OF    PREMIUMS     NUMBER OF     PREMIUMS
                                        CONTRACTS    RECEIVED     CONTRACTS     RECEIVED

  Options outstanding at June 30, 2006        --    $        --        --     $        --
  Options written                         27,147      7,748,039     9,951       2,995,414
  Options closed                         (14,407)    (3,678,210)   (4,656)     (1,332,087)
  Options expired                           (970)      (163,017)     (335)        (49,209)
  Options exercised                       (4,640)    (1,839,953)   (2,110)       (828,321)
                                        --------    -----------    ------     -----------
  Options outstanding at June 30, 2007     7,130    $ 2,066,859     2,850     $   785,797
                                        ========    ===========    ======     ===========

 F. FOREIGN CURRENCY TRANSACTIONS
 Some Funds may invest in securities of foreign issuers. The accounting records of these funds are maintained in U.S. dollars. At each net asset value determination date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current prevailing exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the respective dates of the transaction. The effect of changes in foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other unrealized foreign currency gains or losses are reported separately.

 G. FORWARD FOREIGN CURRENCY CONTRACTS
 The Funds may enter into forward foreign currency contracts to lock in the U.S. dollar cost of purchase and sale transactions or to defend the portfolio against currency fluctuations. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the

  NOTES TO FINANCIAL STATEMENTS                        June 30, 2007


 forward rates at the reporting, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

 Open forward foreign currency contracts at June 30, 2007, were:

                                            FOREIGN    IN EXCHANGE   SETTLEMENT                UNREALIZED      UNREALIZED
  FUND CONTRACT                             CURRENCY     FOR USD        DATE       VALUE      APPRECIATION   (DEPRECIATION)
  -------------------------------------------------------------------------------------------------------------------------
  China Region Opportunity
      SALES:
      Canadian Dollar                          2,680   $    2,521     07/05/07   $    2,515      $    6         $    --
      Canadian Dollar                         14,660       13,714     07/13/07       13,764          --             (50)
                                                       ----------                ----------      ------         -------
                                                           16,235                    16,279           6             (50)
  Global Resources
      SALES:
      Canadian Dollar                        205,169      192,737     07/19/07      192,650          87              --
  World Precious Minerals
      SALES:
      Canadian Dollar                         14,110       13,274     07/05/07       13,245          29              --

 H. FEDERAL INCOME TAXES
 The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required.

 I. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 The Funds record dividends and distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, periodic reclassifications are made within the Funds' capital accounts to reflect income and gains available for distribution under income tax regulations.

 The Funds generally make distributions at least annually. The U.S. Treasury Securities Cash and U.S. Government Securities Savings Funds accrue dividends, on a daily basis with payment monthly. The Tax Free and Near-Term Tax Free Funds pay monthly dividends. Dividends and distributions payable at period end are processed for reinvestment on the following business day.

 J. EXPENSES
 Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Expense offset arrangements have been made with the Funds' custodian so the custodian fees may be paid indirectly by credits earned on the Funds' cash balances. Such deposit arrangements are an alternative to overnight investments.

  NOTES TO FINANCIAL STATEMENTS                        June 30, 2007


 K. SHORT-TERM TRADING (REDEMPTION) FEES
 Shares held in the All American Equity Fund 30 days or less are subject to a short-term trading fee equal to 0.10% of the proceeds of the redeemed shares. Shares held in the China Region Opportunity Fund 180 days or less are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. Shares held in the Global Resources Fund held 30 days or less are subject to a short-term trading fee equal to 0.25% of the proceeds of the redeemed shares. Shares held in the World Precious Minerals and Gold Shares Funds 30 days or less are subject to a short-term trading fee equal to 0.50% of the proceeds of the redeemed shares. These fees, which are retained by the Funds, are accounted for as an addition to paid-in capital.

 L. USE OF ESTIMATES IN FINANCIAL STATEMENT PREPARATION
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 M. NEW ACCOUNTING PRONOUNCEMENTS
 In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109 (FIN 48). FIN 48 sets forth a recognition threshold and measurement method for the financial statement recognition and measurement of a tax position taken or expected to be taken on a tax return. FIN 48 is effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006, and will be applied to all open tax years as of the effective date. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Funds' net assets, results of operations and financial statement disclosures.

 In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

NOTE 2: RELATED PARTY TRANSACTIONS

 U.S. Global Investors, Inc. (Adviser), under an investment advisory agreement with the Trust in effect through February 28, 2008, furnishes management and investment advisory services and, subject to the supervision of the Trustees, directs the investments of each Fund according to its investment objectives, policies and

  NOTES TO FINANCIAL STATEMENTS                        June 30, 2007


 limitations. The Adviser also furnishes all necessary office facilities, business equipment and personnel for administering the affairs of the Trust. Frank E. Holmes, a trustee of the Funds, is the controlling owner of the Adviser.

 For the services of the Adviser, each Fund pays a management fee based upon its net assets. Fees are accrued daily and paid monthly. The contractual management fee for each fund is:

                                              ANNUAL PERCENTAGE OF
               FUND                         AVERAGE DAILY NET ASSETS
  ------------------------------------------------------------------------
  Gold Shares, All American            .75% of the first $250,000,000 and
  Equity and Tax Free                  .50% of the excess

  U.S. Treasury Securities Cash and    .50% of the first $250,000,000 and
  U.S. Government Securities Savings   .375% of the excess

  World Precious Minerals and          1.00% of the first $250,000,000 and
  Global Resources                     .50% of the excess

  Near-Term Tax Free                   0.50%

  China Region Opportunity             1.25%

 The Adviser has agreed to reimburse specific funds so that their total operating expenses will not exceed certain annual percentages of average net assets. The expenses for the year ended June 30, 2007, were limited as follows: U.S. Government Securities Savings Fund at 0.45%, Near-Term Tax Free Fund at 0.45%, Tax Free Fund at 0.70% and All American Equity Fund at 1.75%. The Adviser has contractually limited total fund operating expenses of the U.S. Treasury Securities Cash Fund to not exceed 1.00% on an annualized basis from April 1, 2007, through November 1, 2007. In addition, the Adviser has contractually limited total fund operating expenses to not exceed 0.45% for the U.S. Government Securities Savings Fund, 0.45% for the Near-Term Tax Free Fund, 0.70% for the Tax Free Fund and 1.75% for the All American Equity Fund on an annualized basis through November 1, 2007, and until such later date as the Adviser determines.

 United Shareholder Services, Inc. (USSI), a wholly-owned subsidiary of the Adviser, is the transfer agent for the Funds. Each Fund pays an annual fee based on the number of shareholder accounts for transfer agency services. Certain account fees are paid directly by shareholders to the transfer agent, which, in turn, reduces its charge to the Funds. Effective April 1, 2007, this agreement was amended between the Adviser and USSI to lower the account fee and incorporate transaction- and activity-based fees. Brown Brothers Harriman & Co. serves as the custodian, fund accounting and administration service agent with a fee structure based primarily on average net assets of the Funds. Additionally, the Adviser was reimbursed for in-house legal and internal administration services pertaining

  NOTES TO FINANCIAL STATEMENTS                        June 30, 2007


 to the Funds during the year ended June 30, 2007, in the amounts of $232,967 and $43,708, respectively.

 During the year ended June 30, 2007, A & B Mailers, Inc., a wholly-owned subsidiary of the Adviser, and USSI were paid $307,135 for mailing services provided to the Funds.

 The independent Trustees receive compensation for serving on the Board. The Chairman and members of special committees receive additional compensation. Trustees are also reimbursed for out-of-pocket expenses incurred while attending meetings. Frank E. Holmes receives no compensation from the Funds for serving on the Board.

NOTE 3: INVESTMENT ACTIVITY

 Cost of purchases and proceeds from sales of long-term securities for the year ended June 30, 2007, are summarized as follows:

  FUND                                       PURCHASES          SALES
  -----------------------------------------------------------------------
  Near-Term Tax Free                      $    2,897,544   $    3,035,065
  Tax Free                                     3,100,015          889,927
  All American Equity                         44,809,513       45,139,257
  China Region Opportunity                   153,054,540      160,552,130
  Global Resources                         1,401,106,351    1,474,652,163
  World Precious Minerals                    449,613,894      456,170,314
  Gold Shares                                123,922,713      124,651,779

 U.S. Treasury Securities Cash and U.S. Government Securities
 Savings held only short-term investments. The Funds neither purchased nor sold long-term U.S. government securities during the period.

 Investments in foreign issuers as a percent of total investments at June 30, 2007, were: 90.50% of China Region Opportunity, 54.98% of Global Resources, 76.20% of World Precious Minerals and 59.19% of Gold Shares.

  NOTES TO FINANCIAL STATEMENTS                        June 30, 2007


NOTE 4: TAX INFORMATION

 The following table presents the income tax basis of the securities owned at June 30, 2007, and the tax basis components of net unrealized appreciation or depreciation:

                                                            GROSS          GROSS       NET UNREALIZED
                                             AGGREGATE    UNREALIZED     UNREALIZED     APPRECIATION
             FUND                            TAX COST    APPRECIATION   DEPRECIATION   (DEPRECIATION)
  ---------------------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash          $  115,623,989  $        --    $        --     $         --
  U.S. Government Securities Savings        470,051,834           --             --               --
  Near-Term Tax Free                         13,099,785       28,106        (65,646)         (37,540)
  Tax Free                                   15,857,505      381,031        (69,753)         311,278
  All American Equity                        20,111,222    3,792,528       (274,686)       3,517,842
  China Region Opportunity                   75,971,067   20,549,287       (881,227)      19,668,060
  Global Resources                        1,184,288,646  244,795,455    (38,430,241)     206,365,214
  World Precious Minerals                   829,303,152  152,374,643    (54,200,324)      98,174,319
  Gold Shares                               162,842,865   28,341,535    (11,899,218)      16,442,317

 As of June 30, 2007, the components of distributable earnings on a tax basis were as follows:

                                        UNDISTRIBUTED  UNDISTRIBUTED   UNDISTRIBUTED   NET UNREALIZED
                                         TAX EXEMPT      ORDINARY        LONG-TERM      APPRECIATION
             FUND                         INCOME          INCOME       CAPITAL GAINS   (DEPRECIATION)
  ----------------------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash          $    --       $     4,412     $        --     $         --
  U.S. Government Securities Savings          --           438,725              --               --
  Near-Term Tax Free                          --            26,084              --          (37,540)
  Tax Free                                13,012            28,412              --          311,278
  All American Equity                         --         1,526,913         239,229        3,517,842
  China Region Opportunity                    --        12,096,548         334,664       19,669,240
  Global Resources                            --        78,201,669      55,580,940      206,310,981
  World Precious Minerals                     --        92,424,515      33,909,381       98,801,880
  Gold Shares                                 --         1,341,359              --       16,647,148

 The differences between book-basis and tax-basis unrealized appreciation (depreciation) for the All American Equity, China Region Opportunity, Global Resources, World Precious Minerals and Gold Shares Funds are attributable primarily to the tax deferral of losses on wash sales, investment in passive foreign investment companies (PFIC), forwards marked to market, unreversed return of capital in Canadian Trusts and tax straddle loss deferrals on written options.

 Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income

  NOTES TO FINANCIAL STATEMENTS                        June 30, 2007


 tax regulations. For the year ended June 30, 2007, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                                       ACCUMULATED NET    ACCUMULATED NET      PAID-IN
                FUND                  INVESTMENT INCOME    REALIZED GAIN       CAPITAL
  --------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash        $        --        $      7,529      $     (7,529)
  All American Equity                       62,274             (62,274)               --
  China Region Opportunity                 377,655            (377,654)               (1)
  Global Resources                      36,615,715         (36,615,714)               (1)
  World Precious Minerals               40,471,223         (40,471,221)               (2)
  Gold Shares                              419,522          22,666,775       (23,086,297)

 The tax character of distributions paid during the year ended June 30, 2007, were as follows:

                                         TAX-EXEMPT      ORDINARY       LONG-TERM
               FUND                       INCOME         INCOME      CAPITAL GAINS      TOTAL
  -----------------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash          $     --     $  5,084,891    $        --    $  5,084,891
  U.S. Government Securities Savings           --       21,124,058             --      21,124,058
  Near-Term Tax Free                      439,674           61,980             --         501,654
  Tax Free                                542,232           73,157             --         615,389
  All American Equity                          --        2,601,988        346,118       2,948,106
  China Region Opportunity                     --        1,333,614             --       1,333,614
  Global Resources                             --      146,150,003     36,449,062     182,599,065
  World Precious Minerals                      --       77,575,723     43,172,873     120,748,596
  Gold Shares                                  --               --             --              --

 The tax character of distributions paid during the fiscal year ended June 30, 2006, were as follows:

                                       TAX-EXEMPT    ORDINARY         LONG-TERM
               FUND                      INCOME       INCOME        CAPITAL GAINS     TOTAL
  ---------------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash         $     --    $ 3,519,445     $        --    $ 3,519,445
  U.S. Government Securities Savings          --     14,951,407              --     14,951,407
  Near-Term Tax Free                     458,132         53,288              --        511,420
  Tax Free                               705,578         40,613              --        746,191
  All American Equity                         --             --         455,916        455,916
  China Region Opportunity                    --        909,532              --        909,532
  Global Resources                            --     59,079,652      10,440,800     69,520,452
  World Precious Minerals                     --     12,189,828       5,460,908     17,650,736
  Gold Shares                                 --      1,018,347              --      1,018,347

 Net realized capital loss carryforwards, for federal income tax purposes, may be used to offset current or future capital gains until expiration. The Funds' tax-basis capital gains and losses are determined only at the end of each fiscal year. The loss

  NOTES TO FINANCIAL STATEMENTS                        June 30, 2007


 carryforwards and related expiration dates for each fund, as of June 30, 2007, are as follows:

                                                      EXPIRATION DATE
                 FUND                    2008         2009         2010        2011
  ------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash       $   10,657   $        --   $     --   $      285
  U.S. Government Securities Savings          --            --         --           --
  Near-Term Tax Free                      17,590        59,454         --           --
  Tax Free                                    --       236,924         --           --
  All American Equity                         --            --         --           --
  China Region Opportunity                    --            --         --           --
  Global Resources                            --            --         --           --
  World Precious Minerals                     --            --         --           --
  Gold Shares                          2,931,501     4,098,335         --    1,122,291

                                                    EXPIRATION DATE
               FUND                       2012       2013      2014      2015       TOTAL
  -----------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash         $    --   $     --   $   --   $     --   $   10,942
  U.S. Government Securities Savings      9,621         --       --         --        9,621
  Near-Term Tax Free                     46,218     33,686    2,760    202,719      362,427
  Tax Free                               90,567    421,236       --         --      748,727
  All American Equity                        --         --       --         --           --
  China Region Opportunity                   --         --       --         --           --
  Global Resources                           --         --       --         --           --
  World Precious Minerals                    --         --       --         --           --
  Gold Shares                                --         --       --         --    8,152,127

                                POST OCTOBER 31, 2006       POST OCTOBER 31, 2006
              FUND              CAPITAL LOSS DEFERRAL       CURRENCY LOSS DEFERRAL
  --------------------------------------------------------------------------------
  Near-Term Tax Free                  $  2,877                     $    --

 The amounts above, in accordance with tax rules, are deemed to have occurred on July 1, 2007.

NOTE 5: RISKS OF CONCENTRATIONS

 The China Region Opportunity Fund may be exposed to risks not typically associated with investments in the United States, due to concentration of investments in foreign issuers in the region. These investments present risks resulting from disruptive political or economic conditions and the potential imposition of adverse governmental laws or currency exchange restrictions affecting the area.

 The investment policies of the Gold Shares and World Precious Minerals Funds present unique risks to their respective portfolios' values. The prices of gold and other precious metals may be subject to fluctuations caused by international monetary and political developments including trade or currency restrictions, currency devaluation and revaluation, and social and political conditions within a country. Fluctuations in the prices of gold and other precious metals will affect the market values of the securities held by these funds.

  NOTES TO FINANCIAL STATEMENTS                        June 30, 2007


NOTE 6: CREDIT ARRANGEMENTS

 Each of the U.S. Global Investors Funds, along with other funds under common management, has a revolving credit facility with Brown Brothers Harriman & Co. (BBH). Borrowings of each Fund are collateralized by any or all of the securities held by BBH as the Funds' custodian. Interest on borrowings is charged at the current overnight Federal Funds Rate plus 2%. Each fund has a maximum borrowing limit of 10% of qualified assets. The aggregate borrowings by all the funds under the agreement cannot exceed $30,000,000 at any one time. There were no borrowings under the revolving credit facility during the year ended June 30, 2007.

NOTE 7: SHARES OF BENEFICIAL INTEREST

 At June 30, 2007, individual shareholders holding more than 5% of outstanding shares comprised 13.76% of the Tax Free Fund. In addition, the Adviser held 10.90% and 9.39% of the Near-Term Tax
 Free Fund and the Tax Free Fund, respectively.

  FINANCIAL HIGHLIGHTS


U.S. TREASURY SECURITIES CASH FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                          2007       2006       2005       2004        2003
NET ASSET VALUE, BEGINNING OF YEAR                       $1.00      $1.00      $1.00      $1.00       $1.00
-------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                                    .04        .03        .01         --(a)      .01
  Net realized and unrealized gain                          --         --         --         --          --
                                                      --------   --------   --------   --------    --------
  Total from investment activities                         .04        .03        .01         --(a)      .01
                                                      --------   --------   --------   --------    --------
Distributions from net investment income                  (.04)      (.03)      (.01)        --(a)     (.01)

-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                             $1.00      $1.00      $1.00      $1.00       $1.00
-------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)                 4.36%      3.11%      1.12%       .08%        .57%
Ratios to Average Net Assets:
  Net investment income                                   4.27%      3.06%      1.11%       .07%        .52%
  Total expenses                                           .91%       .92%       .97%      1.00%        .97%
  Expenses reimbursed (c)                                 (.02)%       --         --       (.04)%        --
  Net recouped fees (d)                                     --        .03%        --         --          --
  Net expenses (e)                                         .89%       .95%       .97%       .96%        .97%

NET ASSETS, END OF YEAR (IN THOUSANDS)                $116,012   $119,028   $124,058   $112,575    $123,879

(a)  The per share amount does not round to a full penny.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) Expenses reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

(d) During the year ended June 30, 2004, the Adviser waived fees and/or reimbursed expenses as a result of a Minimum Yield Agreement in the amount of $45,136. As allowed by the recapture provision of this agreement, the U.S. Treasury Securities Cash Fund reimbursed the Adviser the previously waived amount of $45,136 during the year ended June 30, 2006.

(e) The net expense ratios shown above reflect expenses after reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

                                                                      YEAR ENDED JUNE 30,
                                                ----------------------------------------------------------------
                                                          2007      2006      2005      2004      2003
    U.S. Treasury Securities Fund
    -----------------------------

    Ratios to Average Net Assets:
    Expenses offset (f)                                     --        --        --        --        --

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS


U.S. GOVERNMENT SECURITIES SAVINGS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,


                                                          2007       2006       2005       2004       2003
NET ASSET VALUE, BEGINNING OF YEAR                       $1.00      $1.00      $1.00      $1.00      $1.00
-------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                                    .05        .04        .02        .01        .01
  Net realized and unrealized gain                          --(a)      --         --         --         --
                                                      --------   --------   --------   --------   --------
  Total from investment activities                         .05        .04        .02        .01        .01
                                                      --------   --------   --------   --------   --------
Distributions from net investment income                  (.05)      (.04)      (.02)      (.01)      (.01)

-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                             $1.00      $1.00      $1.00      $1.00      $1.00
-------------------------------------------------------------------------------------------------------------

TOTAL RETURN (EXCLUDING ACCOUNT FEES) (b)                 4.86%      3.69%      1.70%       .63%      1.09%
Ratios to Average Net Assets:
  Net investment income                                   4.75%      3.64%      1.67%       .61%      1.08%
  Total expenses                                           .62%       .64%       .65%       .65%       .61%
  Expenses reimbursed (c)                                 (.17)%     (.19)%     (.20)%     (.20)%     (.16)%
  Net expenses (d)                                         .45%       .45%       .45%       .45%       .45%

NET ASSETS, END OF YEAR (IN THOUSANDS)                $469,095   $435,417   $411,979   $441,722   $529,829

(a)  The per share amount does not round to a full penny.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) Expenses reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

(d) The net expense ratios shown above reflect expenses after reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

                                                                      YEAR ENDED JUNE 30,
                                                ----------------------------------------------------------------
                                                          2007      2006      2005      2004      2003
    U.S. Government Securities Savings Fund
    ---------------------------------------

    Ratios to Average Net Assets:
    Expenses offset                                         --        --        --(e)     --        --

(e)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS


NEAR-TERM TAX FREE FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                      2007       2006      2005*      2004*      2003*
NET ASSET VALUE, BEGINNING OF YEAR                   $2.12      $2.17      $2.17      $2.23      $2.16
---------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                                .07        .07        .07        .06        .06
  Net realized and unrealized gain (loss)               --(a)    (.05)      (.01)      (.06)       .07
                                                   -------    -------    -------    -------    -------
  Total from investment activities                     .07        .02        .06        .00        .13
                                                   -------    -------    -------    -------    -------
Distributions from net investment income              (.07)      (.07)      (.06)      (.06)      (.06)

---------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF YEAR                       $2.12      $2.12      $2.17      $2.17      $2.23
---------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)             3.51%       .75%      2.75%       .20%      5.97%
Ratios to Average Net Assets:
  Net investment income                               3.43%      3.08%      2.79%      2.73%      2.83%
  Total expenses                                      1.63%      1.54%      1.49%      1.25%      1.44%
  Expenses reimbursed (c)                            (1.18)%    (1.09)%    (1.04)%     (.80)%     (.94)%
  Net expenses (d)                                     .45%       .45%       .45%       .45%       .50%
Portfolio turnover rate                                 22%        33%         5%        21%        20%

NET ASSETS, END OF YEAR (IN THOUSANDS)             $13,383    $15,830    $18,706    $18,673    $21,979

* The values shown for Near-Term Tax Free Fund prior periods have been adjusted to reflect the 5-for-1 stock split, which was effective on January 3, 2005.

(a)  The per share amount does not round to a full penny.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) Expenses reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

(d) The net expense ratios shown above reflect expenses after reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

                                                                      YEAR ENDED JUNE 30,
                                                ----------------------------------------------------------------
                                                          2007      2006      2005      2004      2003
    Near-Term Tax Free Fund
    -----------------------

    Ratios to Average Net Assets:
    Expenses offset (e)                                     --        --        --        --        --

(e)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS


TAX FREE FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,


                                                         2007      2006      2005      2004      2003
NET ASSET VALUE, BEGINNING OF YEAR                     $11.98    $12.33    $12.08    $12.65    $12.18
--------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                                   .50       .52       .44       .43       .42
  Net realized and unrealized gain (loss)                  --(a)   (.36)      .25      (.58)      .48
                                                      -------   -------   -------   -------   -------
  Total from investment activities                        .50       .16       .69      (.15)      .90
                                                      -------   -------   -------   -------   -------
Distributions from net investment income                 (.50)     (.51)     (.44)     (.42)     (.43)

--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                           $11.98    $11.98    $12.33    $12.08    $12.65
--------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)                4.15%     1.30%     5.78%    (1.25)%    7.49%
Ratios to Average Net Assets:
  Net investment income                                  4.09%     4.01%     3.50%     3.22%     3.34%
  Total expenses                                         1.86%     1.69%     1.47%     1.09%     1.22%
  Expenses reimbursed (c)                               (1.16)%    (.99)%    (.77)%    (.39)%    (.52)%
  Net expenses (d)                                        .70%      .70%      .70%      .70%      .70%
Portfolio turnover rate                                     6%       19%       40%       54%       26%

NET ASSETS, END OF YEAR (IN THOUSANDS)                $15,940   $14,992   $22,433   $28,167   $55,283


(a)  The per share amount does not round to a full penny.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) Expenses reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

(d) The net expense ratios shown above reflect expenses after reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

                                                                      YEAR ENDED JUNE 30,
                                                ----------------------------------------------------------------
                                                          2007      2006      2005      2004      2003
    Tax Free Fund
    -------------

    Ratios to Average Net Assets:
    Expenses offset (e)                                     --        --        --        --        --

(e)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS


ALL AMERICAN EQUITY FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,


                                                         2007      2006      2005      2004      2003
NET ASSET VALUE, BEGINNING OF YEAR                     $27.59    $24.47    $22.53    $19.15    $21.20
--------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment loss                                    (.08)     (.18)     (.02)     (.11)     (.03)
  Net realized and unrealized gain (loss)                4.94      3.89      1.96      3.49     (2.02)
                                                      -------   -------   -------   -------   -------
  Total from investment activities                       4.86      3.71      1.94      3.38     (2.05)
                                                      -------   -------   -------   -------   -------
Distributions from net realized gains                   (3.87)     (.59)       --        --        --
Short-Term Trading Fees * (a)                              --        --        --        --        --

--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                           $28.58    $27.59    $24.47    $22.53    $19.15
--------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)               19.59%    15.25%     8.61%    17.65%    (9.67)%
Ratios to Average Net Assets:
  Net investment loss                                    (.28)%    (.67)%    (.09)%    (.49)%    (.12)%
  Total expenses                                         2.01%     2.20%     2.44%     2.31%     2.56%
  Expenses reimbursed (c)                                (.26)%    (.44)%    (.69)%    (.56)%   (1.06)%
  Net expenses (d)                                       1.75%     1.76%     1.75%     1.75%     1.50%
Portfolio turnover rate                                   223%      369%      262%       96%      119%

NET ASSETS, END OF YEAR (IN THOUSANDS)                $23,479   $21,547   $19,253   $19,974   $18,334


*    Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) Expenses reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio had such reductions not occurred.

(d) The net expense ratios shown above reflect expenses after reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio had such reductions not occurred. The effect of expenses offset are as follows:

                                                                      YEAR ENDED JUNE 30,
                                                ----------------------------------------------------------------
                                                          2007      2006      2005      2004      2003
    All American Equity Fund
    ------------------------

    Ratios to Average Net Assets:
    Expenses offset                                         --(e)   (0.01)%     --(e)     --(e)     --(e)


(e)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS


CHINA REGION OPPORTUNITY FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,


                                                         2007      2006      2005      2004      2003
NET ASSET VALUE, BEGINNING OF YEAR                      $8.71     $6.87     $5.86     $4.17     $4.38
--------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income (loss)                             --*     (.01)*    (.06)       --*     (.02)
  Net realized and unrealized gain (loss)                3.98*     2.02      1.22      1.69      (.20)
                                                      -------   -------   -------   -------   -------
  Total from investment activities                       3.98      2.01      1.16      1.69      (.22)
                                                      -------   -------   -------   -------   -------
Distributions from net investment income                 (.16)     (.19)     (.16)     (.05)       --
Short-Term Trading Fees *                                 .02       .02       .01       .05       .01

--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                           $12.55     $8.71     $6.87     $5.86     $4.17
--------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding accounts fees) (a)              46.34%    30.03%    19.98%    41.63%    (4.79)%
Ratios to Average Net Assets:
  Net investment income (loss)                            .02%     (.08)%    (.54)%     .05%     (.60)%
  Expenses (b)                                           2.02%     2.31%     2.56%     2.25%     3.91%
Portfolio turnover rate                                   208%      292%      136%      126%       44%

NET ASSETS, END OF YEAR (IN THOUSANDS)                $93,805   $67,761   $30,511   $35,090   $12,815


*    Based on average monthly shares outstanding.

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b) The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:


                                                                      YEAR ENDED JUNE 30,
                                                ----------------------------------------------------------------
                                                          2007      2006      2005      2004      2003
    China Region Opportunity Fund
    -----------------------------

    Ratios to Average Net Assets:
    Expenses offset                                         --(c)   (0.01)%     --(c)     --(c)     --(c)


(c)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS


GLOBAL RESOURCES FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,


                                                    2007         2006       2005       2004      2003
NET ASSET VALUE, BEGINNING OF YEAR                $17.22       $12.67      $8.39      $5.14     $4.93
--------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income (loss)                       .21          .29        .25        .12      (.05)
  Net realized and unrealized gain                  2.86         5.63       4.67       3.26       .35
                                              ----------   ----------   --------   --------   -------
  Total from investment activities                  3.07         5.92       4.92       3.38       .30
                                              ----------   ----------   --------   --------   -------
Distributions
  From net investment income                        (.88)        (.32)      (.34)      (.13)     (.09)
  From net realized gains                          (1.71)       (1.05)      (.30)        --        --
                                              ----------   ----------   --------   --------   -------
  Total distributions                              (2.59)       (1.37)      (.64)      (.13)     (.09)
                                              ----------   ----------   --------   --------   -------
Short-Term Trading Fees * (a)                         --           --         --         --        --

--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                      $17.70       $17.22     $12.67      $8.39     $5.14
--------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)          20.94%       48.91%     60.21%     65.73%     6.43%
Ratios to Average Net Assets:
  Net investment income (loss)                       .74%        1.07%       .91%       .74%    (1.38)%
  Expenses (c)                                       .95%         .96%      1.30%      1.54%     3.75%
Portfolio turnover rate                              122%         157%       116%       140%      101%

NET ASSETS, END OF YEAR (IN THOUSANDS)        $1,383,250   $1,281,664   $488,183   $135,574   $14,884

*    Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:


                                                                      YEAR ENDED JUNE 30,
                                                ----------------------------------------------------------------
                                                          2007      2006      2005      2004      2003

    Global Resources Fund
    ---------------------

    Ratios to Average Net Assets:
    Expenses offset                                       (0.01)%   (0.01)%     --(d)     --(d)     --(d)


(d)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS


WORLD PRECIOUS MINERALS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,


                                                     2007       2006       2005       2004       2003
NET ASSET VALUE, BEGINNING OF YEAR                 $28.86     $15.50     $13.68      $9.75     $10.43
--------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income (loss)                         --*       .72       (.22)      (.17)*     (.05)
  Net realized and unrealized gain (loss)            3.02      13.62       2.42       5.85       (.52)
                                                 --------   --------   --------   --------   --------
  Total from investment activities                   3.02      14.34       2.20       5.68       (.57)
                                                 --------   --------   --------   --------   --------
Distributions
  From net investment income                        (1.52)      (.67)      (.46)     (1.86)      (.25)
  From net realized gains                           (2.04)      (.37)        --         --         --
                                                 --------   --------   --------   --------   --------
  Total distributions                               (3.56)     (1.04)      (.46)     (1.86)      (.25)
                                                 --------   --------   --------   --------   --------
Short-Term Trading Fees *                             .02        .06        .08        .11        .14

--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                       $28.34     $28.86     $15.50     $13.68      $9.75
--------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (a)           11.48%     96.21%     16.50%     57.42%     (4.02)%
Ratios to Average Net Assets:
  Net investment income (loss)                        .06%       .05%     (1.01)%    (1.15)%    (1.36)%
  Expenses (b)                                        .99%      1.13%      1.48%      1.47%      1.92%
Portfolio turnover rate                                54%        66%        55%        65%       141%

NET ASSETS, END OF YEAR (IN THOUSANDS)           $923,779   $920,249   $268,312   $246,852   $107,212


*    Based on average monthly shares outstanding.

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b) The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:


                                                                      YEAR ENDED JUNE 30,
                                                ----------------------------------------------------------------
                                                          2007      2006      2005      2004      2003
    World Precious Minerals Fund
    ----------------------------

    Ratios to Average Net Assets:
    Expenses offset (c)                                     --        --        --        --        --


(c)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS


GOLD SHARES FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,


                                                         2007       2006      2005      2004      2003
NET ASSET VALUE, BEGINNING OF YEAR                     $15.48      $7.67     $7.00     $5.18     $5.28
---------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income (loss)                            .05       (.01)*    (.11)     (.10)     (.10)
  Net realized and unrealized gain (loss)                (.56)      7.88       .79      1.91      (.02)
                                                     --------   --------   -------   -------   -------
  Total from investment activities                       (.51)      7.87       .68      1.81      (.12)
                                                     --------   --------   -------   -------   -------
Distributions from net investment income                   --       (.12)     (.05)     (.03)       --
Short-Term Trading Fees *                                 .02        .06       .04       .04       .02

---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                           $14.99     $15.48     $7.67     $7.00     $5.18
---------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (a)               (3.17)%   104.15%    10.19%    35.57%    (1.89)%
Ratios to Average Net Assets:
  Net investment income (loss)                            .31%      (.06)%   (1.13)%   (1.45)%   (1.98)%
  Expenses (b)                                           1.29%      1.47%     1.97%     1.93%     2.64%
Portfolio turnover rate                                    72%        78%       66%       85%      138%

NET ASSETS, END OF YEAR (IN THOUSANDS)               $178,762   $208,027   $63,816   $66,732   $45,720


*    Based on average monthly shares outstanding.

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b) The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:


                                                                      YEAR ENDED JUNE 30,
                                                ----------------------------------------------------------------
                                                          2007      2006      2005      2004      2003
    Gold Shares Fund
    ----------------

    Ratios to Average Net Assets:
    Expenses offset                                       (0.01)%     --(c)     --(c)     --(c)     --(c)


(c)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Trustees and Shareholders
of U.S. Global Investors Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the U.S. Treasury Securities Cash Fund, U.S. Government Securities Savings Fund, Near-Term Tax Free Fund, Tax Free Fund, All American Equity Fund, China Region Opportunity Fund, Global Resources Fund, World Precious Minerals Fund and Gold Shares Fund, each a portfolio of U.S. Global Investors Funds (the "Trust") as of June 30, 2007, and the related statements of operations for the year then ended, and the statements of changes in net assets for the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting U.S. Global Investors Funds, as of June 30, 2007, and the results of their operations, the changes in their net assets and financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

                                      /s/ KPMG LLP

Boston, Massachusetts
August 20, 2007

  TRUSTEES AND OFFICERS (UNAUDITED)                    June 30, 2007


The following table presents information about the Trustees as of June 30, 2007, together with a brief description of their principal occupations during the last five years. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72 years of age. If you would like more information about the Trustees, you may call 1-800-US-FUNDS (1-800-873-8637) to request a free copy of the Statement of Additional Information.

NON-INTERESTED TRUSTEES

NAME (AGE)
ADDRESS
POSITIONS HELD WITH TRUST
LENGTH OF TIME SERVED
NUMBER OF PORTFOLIOS IN FUND      PRINCIPAL OCCUPATION(S) AND PREVIOUS POSITIONS
COMPLEX OVERSEEN BY TRUSTEE      DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------
J. Michael Belz (54)             PRINCIPAL OCCUPATION: President and Chief
7900 Callaghan Road              Executive Officer of Catholic Life Insurance
San Antonio, TX 78229            since 1984.
Trustee                          OTHER DIRECTORSHIPS HELD: Director of Broadway
November 2005 to present         National Bank from October 2003 to present.
Thirteen portfolios
---------------------------------------------------------------------------------
James F. Gaertner (64)           PRINCIPAL OCCUPATION: President of Sam Houston
7900 Callaghan Road              State University from August 2001 to present.
San Antonio, TX 78229            OTHER DIRECTORSHIPS HELD: Chairman of the Board
Trustee                          of Directors of Tandy Brands Accessories, Inc.
November 2002 to present         from October 1997 to present.
Nine portfolios
---------------------------------------------------------------------------------
Clark R. Mandigo (64)            PRINCIPAL OCCUPATION: Restaurant operator,
7900 Callaghan Road              business consultant from 1991 to present.
San Antonio, TX 78229
Trustee
1998 to present
Thirteen portfolios
---------------------------------------------------------------------------------
Walter W. McAllister III (65)    PRINCIPAL OCCUPATION: Retired.
7900 Callaghan Road              OTHER DIRECTORSHIPS HELD: Director, Texas
San Antonio, TX 78229            Capital Banc Shares, Inc. from 1999 to present.
Trustee
1998 to present
Nine portfolios
---------------------------------------------------------------------------------
Willem C.J. van Rensburg (68)    PRINCIPAL OCCUPATION: Retired. Professor of
7900 Callaghan Road              Geological Science and Petroleum Engineering,
San Antonio, TX 78229            University of Texas at Austin from September
Trustee                          1981 to May 2006.
1978 to present
Nine portfolios
---------------------------------------------------------------------------------


                                                                 139


  TRUSTEES AND OFFICERS (UNAUDITED)                    June 30, 2007


INTERESTED TRUSTEE

NAME (AGE)
ADDRESS
POSITIONS HELD WITH TRUST
LENGTH OF TIME SERVED
NUMBER OF PORTFOLIOS IN FUND      PRINCIPAL OCCUPATION(S) AND PREVIOUS POSITIONS
COMPLEX OVERSEEN BY TRUSTEE      DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------
Frank Holmes * (52)              PRINCIPAL OCCUPATION: Director, Chief Executive
7900 Callaghan Road              Officer, and Chief Investment Officer of the
San Antonio, TX 78229            Adviser. Since October 1989, Mr. Holmes has
Trustee, Chief Executive         served and continues to serve in various
Officer, Chief Investment        positions with the Adviser, its subsidiaries,
Officer, President               and the investment companies it sponsors.
1989 to present                  OTHER DIRECTORSHIPS HELD: Chairman of the Board
Thirteen portfolios              of Directors of Endeavour Mining Capital from
                                 November 2005 to present. Director of 71316
                                 Ontario, Inc. from April 1987 to present and of
                                 F. E. Holmes Organization, Inc. from July 1978
                                 to present.
---------------------------------------------------------------------------------

*Mr. Holmes is an "interested person" of the Trust by virtue of his positions with U.S. Global Investors, Inc.

  TRUSTEES AND OFFICERS (UNAUDITED)                    June 30, 2007


The following table presents information about each Officer of the Trust as of June 30, 2007, together with a brief description of their principal occupations during the last five years. Each holds office until his or her successor is duly elected and qualified.

OFFICERS

NAME (AGE)
ADDRESS
POSITIONS HELD WITH TRUST
LENGTH OF TIME SERVED              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------------------------------------------------------
Frank Holmes (52)                Director, Chief Executive Officer, and Chief
7900 Callaghan Road              Investment Officer of the Adviser. Since
San Antonio, TX 78229            October 1989, Mr. Holmes has served and
Trustee, Chief Executive         continues to serve in various positions with
Officer, Chief Investment        the Adviser, its subsidiaries, and the
Officer, President               investment companies it sponsors.
1989 to present
--------------------------------------------------------------------------------
Susan McGee (48)                 President and General Counsel of the Adviser.
7900 Callaghan Road              Since September 1992, Ms. McGee has served and
San Antonio, TX 78229            continues to serve in various positions with
Executive Vice President,        the Adviser, its subsidiaries, and the
Secretary, General Counsel       investment companies it sponsors.
1997 to present
--------------------------------------------------------------------------------
Catherine Rademacher (47)        Treasurer of the Trust and Chief Financial
7900 Callaghan Road              Officer of the Adviser. Since April 2004, Ms.
San Antonio, TX 78229            Rademacher has served in various positions with
Treasurer                        the Adviser, its subsidiaries, and the
July 2004 to present           investment companies it sponsors. Associate
                                 with Resources Connection from July 2003 to
                                 February 2004. Recruiting Manager with Robert
                                 Half International from November 2002 to June
                                 2003. Controller of Luby's Inc. from June 2000
                                 to October 2002.
--------------------------------------------------------------------------------
Charles Lutter, Jr. (62)         Private law practice since 2001.
7900 Callaghan Road
San Antonio, TX 78229
Chief Compliance Officer
July 2004 to present
--------------------------------------------------------------------------------
Shannon F. Neill (44)            Chief Operating Officer of the Adviser since
7900 Callaghan Road              September 2004. Mr. Neill serves as President
San Antonio, TX 78229            of various subsidiaries of the Adviser. Manager
Vice President Shareholder       with Accenture LLP from March 2003 to August
Services                         2004. Chief Financial Officer of Cut Craft,
June 2006 to present             Inc., from April 1995 to March 2003.
--------------------------------------------------------------------------------
T. Kelly Niland (45)             Director of Investment Operations of the
7900 Callaghan Road              Adviser since January 2006. Fund Accounting
San Antonio, TX 78229            Manager with AIM Investments from June 1992 to
Assistant Treasurer              January 2006.
June 2006 to present
--------------------------------------------------------------------------------

  ADDITIONAL INFORMATION (UNAUDITED)


ADDITIONAL FEDERAL TAX INFORMATION

The percentage of tax-exempt dividends paid by the Funds for the year ended June 30, 2007, was:

    Near-Term Tax Free                                        87.64%
    Tax Free                                                  88.11%

The percentage of ordinary income dividends paid by the Funds during the year ended June 30, 2007, which qualify for the Dividends
Received Deduction available to corporate shareholders was:

    All American                                               4.20%
    Global Resources                                           1.29%
    World Precious Minerals                                    0.46%

The Funds hereby designate the following approximate amounts as capital gain dividends for the purpose of the dividends paid deduction:

    All American                                         $   346,118
    Global Resources                                      36,449,062
    World Precious Minerals                               43,172,873

The amounts which represent foreign source income and foreign taxes paid during the year ended June 30, 2007 are as follows:

                                  FOREIGN
                                  SOURCE      FOREIGN TAX
                                  INCOME        CREDIT
                                  -------     -----------
    China Region Opportunity    $ 1,274,539   $   20,097
    Global Resources             13,341,500    1,502,748
    World Precious Minerals       2,096,526      227,818
    Gold Shares                     501,161       47,886

In January 2008, the Funds will report on Form 1099-DIV the tax status of all distributions made during the calendar year 2007. The funds intend to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by each fund will be reported to shareholders on their Form 1099-DIV. Shareholders should use the information on Form 1099-DIV for their income tax returns.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-US-FUNDS (1-800-873-8637). It also appears in the Funds' statement of additional information (Form 485B), which can be found on the SEC's website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended
June 30 is available without charge, upon request, by calling
1-800-US-FUNDS (1-800-873-8637) or accessing the Funds' Form N-PX on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds provide complete lists of holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Funds' semi-annual and annual reports to shareholders. For the first and third quarters, the Funds file the lists with the SEC on Form N-Q.

  ADDITIONAL INFORMATION (UNAUDITED)


Shareholders can look up the Funds' Forms N-Q on the SEC's website at www.sec.gov. You may also visit or call the SEC's Public Room in Washington, D.C. (1-202-942-8090) or send a request plus a duplicating fee to the SEC, Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

APPROVAL OF THE ADVISORY AGREEMENT FOR EACH FUND

On February 12, 2007, the Board of Trustees, including all of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), approved continuation of the advisory agreement with the Adviser for each Fund for an additional one-year term. In considering approval of the agreement, the Trustees reviewed a variety of materials relating to each Fund and the Adviser, including: (i) the nature, extent and quality of the services provided by the Adviser, (ii) comparative performance, fee and expense information versus a peer group of similar mutual funds provided by Lipper Inc. (each, a "Peer Group") and performance information versus a broader array of comparative mutual funds provided by Lipper Inc. (each, a "Peer Universe"), (iii) the costs of services provided and estimated profits realized by the Adviser and its affiliates, (iv) the extent to which economies of scale are realized as the Funds grow, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders,
(vi) comparisons of services rendered and amounts paid to other registered investment companies managed by the Adviser and other accounts managed by the Adviser, and (vii) benefits realized by the Adviser (and its affiliates) from its relationship with the Funds.

The Independent Trustees began their process of reviewing information and considering approval of the agreement in November 2006 and were represented by independent legal counsel throughout the process. After a November 29, 2006 meeting, at the direction of the Independent Trustees, independent counsel requested additional information from the Adviser to be presented to the Independent Trustees in advance of their February 12, 2007 meeting. As a result, the independent Trustees received information from the Adviser describing the foregoing information. In addition, the Independent Trustees received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the agreement. After their review of the information received, the Independent Trustees presented their findings and recommendations to the full Board.

In considering the nature, extent and quality of the services provided by the Adviser, the board reviewed information relating to the Adviser's operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of its deliberations the board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of the Adviser's investment personnel, the Adviser's brokerage practices, including the extent to which the Adviser obtains research through "soft dollar" arrangements with the Funds' brokerage, and the financial and non-financial resources available to provide services required under the advisory agreement.

In considering the reasonableness of the fee payable to the Adviser for managing each Fund, the board reviewed, among other things, financial statements of the Adviser and an analysis of the profitability to the Adviser and its affiliates of their relationship with each Fund over various time periods, which analysis identified revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates from these relationships on a Fund-by-Fund

  ADDITIONAL INFORMATION (UNAUDITED)


basis and as a group of Funds. The board also compared each Fund's management fee to the fees charged by the Adviser to other registered investment companies and to other clients managed by the Adviser. The board noted that, although certain clients may have investment objectives and policies that are similar to some of the Funds, the contractual fees payable to the Adviser for managing those client assets are the same or higher than the management fees of the similar Funds. The board considered the current and historic asset levels of each Fund and the historical willingness of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. The board also considered that the management fee for all of the Funds except for the Near-Term Tax Free Fund and the China Region Opportunity Fund include a breakpoint. The board also noted that the Adviser did not believe, with respect to administration and investment advisory services provided, that it was realizing significant economies of scale and that the current fees represent an appropriate sharing of economies of scale. The board concluded that the profitability to the Adviser and its affiliates from their relationship with the Funds is not excessive and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The board concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreement to each Fund are reasonable.

In addition to the foregoing, the board considered the specific factors and reached the related conclusions set forth below with respect to each Fund:

U.S. Government Securities Savings Fund
---------------------------------------
The board noted that the U.S. Government Securities Saving Fund has been among the top performing funds of its Peer Group and Peer Universe for the one, two, three, four, five and ten-year periods ending August 31, 2006. Accordingly, the board concluded that the Fund's performance has been satisfactory. In determining that the fees charged by the Adviser are reasonable, the board also noted that, over various time periods, the Adviser has waived fees and paid expenses of the Fund and has currently agreed to limit expenses to not exceed .45% of average net assets through November 1, 2007, and that the Fund's management fee and total expenses, net of contractual waivers and expense reimbursements, are among the lowest in its Peer Group.

U.S. Treasury Securities Cash Fund
----------------------------------
The board noted that the U.S. Treasury Securities Cash Fund has underperformed its Peer Group and Peer Universe for the one, two, three, four, five and ten-year periods ending August 31, 2006. The independent trustees also requested and reviewed the Fund's gross performance, which indicated that the Fund's performance was competitive on a gross basis and that the Fund's net relative underperformance is primarily attributable to the Fund's high relative expenses. As a result, the board concluded that the Fund's performance has been consistent with reasonable expectations in light of the nature, quality and extent of the services provided to shareholders. In this regard, the board noted that the Fund is designed to be used by shareholders as a substitute for a traditional checking account, that the Fund's high relative expenses are explained, in part, by the unlimited free checkwriting and related shareholder services offered by the Fund, and that the Fund's relative underperformance is attributable primarily to high expenses, including non-management expenses, incurred by the Fund in making these services available to shareholders. The Board also noted the Adviser's commitment to seek to reduce non-management expenses. In

  ADDITIONAL INFORMATION (UNAUDITED)


determining that the fees charged by the Adviser are reasonable, the Board noted that the Fund's contractual management fee is competitive with that of its Peer Group.

Tax Free Fund
-------------
The board noted that while the Tax Free Fund has underperformed relative to its Peer Group for the three, four, five and ten-year periods ending August 31, 2006, the performance of the Fund has improved over the one and two-year periods ending August 31, 2006. The board noted the small size of the Fund and that the Fund's three, four, five and ten-year period performance was adversely affected by the Fund's conservative risk profile. In light of the above, the board concluded that performance was satisfactory. In determining that the fees charged by the Adviser are reasonable, the board noted that while the Fund's contractual management fee is above the median for its Peer Group, over various time periods, the Adviser has waived fees and expenses of the Fund and has currently agreed to limit expenses to not exceed .70% of average net assets through November 1, 2007, and the Fund's management fee and total expenses, net of contractual waivers, are below the median for its Peer Group.

Near-Term Tax Free Fund
-----------------------
The board noted that the Near-Term Tax Free Fund has performed at or above the median of its Peer Group and Peer Universe for the one, two and three-year periods ending August 31, 2006. Accordingly, the board concluded that the Fund's overall performance has been satisfactory. In determining that the fees charged by the Adviser are reasonable, the board noted that the Fund is among the smallest funds in its Peer Group, that over various time periods the Adviser has waived fees and paid expenses of the Fund and has currently agreed to limit expenses to not exceed .45% of average net assets through November 1, 2007, and that the Fund's management fee and total expenses, net of contractual waivers and expense reimbursements, are among the lowest of its Peer Group.

All American Equity Fund
------------------------
The board noted that the All American Equity Fund has performed well relative to its Peer Group and Peer Universe for the one, two, three, four and five-year periods ending August 31, 2006. Accordingly, the Board concluded that the overall performance of the Fund has been satisfactory. In determining that the fees charged by the Adviser are reasonable, the board noted that, over various time periods, the Adviser has waived fees and paid expenses of the Fund and has currently agreed to limit expenses to not exceed 1.75% of average net assets through November 1, 2007, and that the Fund's management fee, net of contractual waivers, is the lowest of its Peer Group. The board also noted that total expenses of the Fund are high due to the high non-management related expenses relative to its Peer Group. The board concluded that this is consistent with reasonable expectations in light of the small size of the Fund and the small average account size of the Fund relative to its Peer Group.

China Region Opportunity Fund
-----------------------------
The board noted that while the China Region Opportunity Fund has underperformed its Peer Group and Peer Universe for the one-year period ending August 31, 2006, the Fund outperformed its Peer Group and Peer Universe for the two, three and four-year periods ending August 31, 2006. Accordingly, the board concluded that the overall performance of the Fund has been satisfactory. In determining that the fees charged by the Adviser are reasonable, the board noted that, although the Fund's management fee and total expenses are high compared to its Peer Group, such fees

  ADDITIONAL INFORMATION (UNAUDITED)


and expenses are consistent with reasonable expectations in light of the size of the Fund and the nature, quality and extent of the services provided by the Adviser.

Global Resources Fund
---------------------
The board noted that the Global Resources Fund has been among the top performing funds in its Peer Group and Peer Universe for the one, two, three, four and five-year periods ending August 31, 2006. Accordingly, the board concluded that the Fund's performance has been satisfactory. In determining that the fees charged by the Adviser are reasonable, the board noted that the Fund's management fee is below the median for its Peer Group and that the Fund's total expenses are below the median for its Peer Group.

World Precious Minerals Fund
----------------------------
The board noted that the World Precious Minerals Fund has been among the top performing funds in its Peer Group and Peer Universe for the one, two, three, four and five-year periods ending August 31, 2006. Accordingly, the board concluded that the Fund's performance has been satisfactory. In determining that the fees charged by the Adviser are reasonable, the board noted that the Fund's contractual management fee and total expenses are below the median for its Peer Group.

Gold Shares Fund
----------------
The board noted that the Gold Shares Fund has outperformed its Peer Group and Peer Universe for the one, two, three, four and five-year periods ending August 31, 2006. Accordingly, the board concluded that the Fund's performance has been satisfactory. In determining that the fees charged by the Adviser are reasonable, the board noted that the Fund's management fee is below the median for its Peer Group. The board also noted that the Fund's total expenses are slightly above the median for its Peer Group, with a large portion of expenses devoted to non-management expenses. The board concluded that such expenses are consistent with reasonable expectations in light of the small size of the Fund and the small average account size of the Fund relative to its Peer Group.

                            * * * * * *

Based on all of the above-mentioned factors and related conclusions, with no single factor or conclusion being determinative and with each trustee not necessarily attributing the same weight to each factor, the Board of Trustees, including the Independent Trustees, concluded that approval of the advisory agreement would be in the interests of each Fund. Accordingly, on February 12, 2007, the Board of Trustees, including the Independent Trustees, voted to approve continuation of the advisory agreement with respect to each Fund.

ITEM 2. CODE OF ETHICS.

     (a) The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

     (b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

     (d) Not applicable.

     (e) Not applicable.

     (f) The registrant has posted such code of ethics on its Internet website at www.usfunds.com.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant's Board of Trustees has determined that the registrant has at least three "audit committee financial experts" serving on its audit committee: Dr. James F. Gaertner, Mr. Clark R. Mandigo, and Mr. Walter W. McAllister, III are "independent" (as defined in Item 3 of Form N-CSR.)

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert" designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(A) AUDIT FEES
The aggregate fees billed to the registrant for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements were $188,000 and $171,000 for the fiscal years ended June 30, 2007, and 2006, respectively.

(B) AUDIT-RELATED FEES
There were no aggregate fees billed for assurance and related services by the registrant's principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended June 30, 2007, and 2006, respectively.

(C) TAX FEES
The aggregate fees billed for professional services rendered by the registrant's principal accountant for tax compliance, tax advice and tax planning were $30,800 and $28,000 for the fiscal years ended June 30, 2007, and 2006, respectively. The nature of the services comprising the tax fees included the review of the registrant's income and excise tax returns and distribution requirements.

(D) ALL OTHER FEES
There were no other fees during the fiscal years ended June 30, 2007, and 2006 billed to the registrant.

(E)(1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including approval in advance of audit and non-audit services at regularly scheduled audit committee meetings. If non-audit services are required between regularly scheduled audit committee meetings, approval may be authorized by the chairman of the audit committee with prompt notification of other audit committee members and ratification at the next scheduled audit committee meeting, provided the fees for such services amount to no more than 5 percent of the annual audit fees for the registrant. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.
    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(F) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(G) The aggregate fees billed by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $99,800 and $91,000 for the fiscal years ended June 30, 2007, and 2006, respectively. These fees related to audit and tax services rendered to another trust and the issuance of a report on internal controls for an entity controlled by the investment adviser.

(H) All non-audit services rendered in (g) above were considered by the registrant's audit committee in maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.
Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.
     1. The registrant's president and treasurer have determined that the registrant's disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

         A significant deficiency was identified in the registrant's internal control over financial reporting which existed during the reporting period. Specifically, the auditors noted a deficiency in operation with respect to the service provider's review of the processing of foreign currency translation adjustments. An erroneous journal entry was limited to a specific set of circumstances and did not impact the net asset value per share of the funds involved. The registrant's auditors discussed this matter with the registrant's audit committee and fund management. The service provider has taken actions as it deemed necessary to address this issue, including instituting additional verification controls.

     2. There was no change in the registrant's internal control over financial reporting that occurred in the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
(a)(1) Code of ethics is posted on registrant's Internet website at www.usfunds.com.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17CFR 270.30a-2(a)), and Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U.S. GLOBAL INVESTORS FUNDS



By:      /s/ Frank E. Holmes
         ----------------------------------
         Frank E. Holmes
         President, Chief Executive Officer


Date:    January 31, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By:      /s/ Frank E. Holmes
         ----------------------------------
         Frank E. Holmes
         President, Chief Executive Officer


Date:    January 31, 2008




By:      /s/ Catherine A. Rademacher
         ----------------------------------
         Catherine A. Rademacher
         Treasurer


Date:    January 31, 2008